UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             HENDERSON GLOBAL FUNDS
 -----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
 -----------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

   (Name and Address of Agent for Service)                  Copy to:

          CHRISTOPHER K. YARBROUGH                      CATHY G. O'KELLY
    737 NORTH MICHIGAN AVENUE, SUITE 1700      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
           CHICAGO, ILLINOIS 60611                  222 NORTH LASALLE STREET
                                                    CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end: July 31

Date of reporting period: January 31, 2007

ITEM 1:  REPORT TO SHAREHOLDERS.

[LOGO: HENDERSON GLOBAL INVESTORS]

                                                          HENDERSON GLOBAL FUNDS

SEMI-ANNUAL REPORT
JANUARY 31, 2007

EUROPEAN FOCUS FUND
GLOBAL EQUITY INCOME FUND
GLOBAL OPPORTUNITIES FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
JAPAN-ASIA FOCUS FUND
US FOCUS FUND
WORLDWIDE INCOME FUND

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS .....................................................   1

EUROPEAN FOCUS FUND
Commentary .................................................................   2
Performance summary ........................................................   3

GLOBAL EQUITY INCOME FUND
Commentary .................................................................   4
Performance summary ........................................................   5

GLOBAL OPPORTUNITIES FUND
Commentary .................................................................   6
Performance summary ........................................................   7

GLOBAL TECHNOLOGY FUND
Commentary .................................................................   8
Performance summary ........................................................   9

INTERNATIONAL OPPORTUNITIES FUND
Commentary .................................................................  10
Performance summary ........................................................  11

JAPAN-ASIA FOCUS FUND
Commentary .................................................................  12
Performance summary ........................................................  13

US FOCUS FUND
Commentary .................................................................  14
Performance summary ........................................................  15

WORLDWIDE INCOME FUND
Commentary .................................................................  16
Performance summary ........................................................  17

PORTFOLIOS OF INVESTMENTS ..................................................  18

STATEMENT OF ASSETS AND LIABILITIES ........................................  40

STATEMENT OF OPERATIONS ....................................................  42

STATEMENTS OF CHANGES IN NET ASSETS ........................................  44

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................  52

FINANCIAL HIGHLIGHTS .......................................................  60

NOTES TO FINANCIAL STATEMENTS ..............................................  68

OTHER INFORMATION ..........................................................  76

TRUSTEES AND OFFICERS ......................................................  80

THERE ARE RISKS OF INVESTING IN FUNDS LIKE THE EUROPEAN FOCUS, GLOBAL EQUITY INCOME, GLOBAL OPPORTUNITIES, GLOBAL TECHNOLOGY, INTERNATIONAL OPPORTUNITIES, JAPAN-ASIA FOCUS AND WORLDWIDE INCOME FUNDS THAT INVEST IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. In addition, the Global Equity Income Fund, Global Opportunities Fund, and Japan-Asia Focus Fund are non-diversified, meaning they may invest in a limited geographic area or in a small number of issuers. As such, investing in these Funds may involve greater risk and volatility than investing in a more diversified fund. The European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income Funds may also invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies.

The Global Technology Fund's returns may be considerably more volatile than a fund that does not invest in technology companies, because technology companies may react similarly to certain market pressures and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology.

There are risks of investing in funds similar to the Worldwide Income Fund that invest in high yield securities. High yield, lower rated bonds involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. In addition, the Worldwide Income Fund is subject to interest rate risk, which is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates.

The views in this report were those of the Fund managers as of January 31, 2007, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,


We are pleased to provide the semi-annual report for the Henderson Global Funds, which covers the six months ended January 31, 2007.

During the period, the stabilization of oil prices, relatively low interest rates and healthy corporate balance sheets contributed to a widespread global economic expansion. Fears that weakness in the US housing market would hold back the economy have proved largely unfounded. Business confidence in Europe is high, especially in Germany, which has had its two highest business confidence readings (in December, 2006 and January, 2007) since German unification. We believe long-term prospects for Asian markets are quite promising as well. If Japan sees an improvement in consumer spending, the equity market there could make up some of the ground lost in 2006. Meanwhile, real gross domestic product in China grew by 10.7% in 2006, the fastest pace of growth in 12 years. Additionally, strong growth in emerging economies is likely to mean that global growth remains high relative to rates recorded in the 1980s and 1990s.

Looking forward, the current climate of economic stability and low medium-term inflation, combined with positive economic data, is reassuring investors that profits could record another year of good growth in 2007. Barring any unforeseen market crises, we continue to hold a positive long-term outlook for global financial markets. Equities are still a reasonable value, as recent gains have reflected strong profits growth. Better news on output growth, subdued inflation and stable interest rates are a favorable combination for equities, and we believe markets are poised to make further gains if profits keep expanding.

On November 30, 2006, we simultaneously launched the Global Equity Income and Global Opportunities Funds. At the same time, we took over full management of the US Focus Fund (formerly the U.S. Core Growth Fund), which had previously been subadvised by Gardner Lewis Asset Management. Presently all Henderson Global Funds are advised by Henderson, and we believe they will benefit from Henderson's unwavering focus on asset management. We remain dedicated to seeking out attractive investment opportunities for our Funds through bottom-up stock selection and local market insight.

Thank you for investing in the Henderson Global Funds. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.


/s/ Sean Dranfield


Sean Dranfield
President and Trustee, Henderson Global Funds

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

EUROPEAN FOCUS FUND

After a weak summer period, Continental European equity markets bounced back in August. The new-found optimism was a result of an end to the US interest rate tightening cycle and a broadly encouraging earnings season. Towards the end of the third quarter, markets were buoyed by the falling oil price and continuing merger and acquisition activity. The lower oil price increased confidence that the recovery in European economic prospects would not be derailed by the US slowdown. In the UK, consumer and industrial data were strong, helping to explain the Bank of England's rate increases.

European equity markets continued their strong performance into the New Year, with many markets approaching record highs in January. Markets were buoyed by a re-acceleration of global M&A volumes as well as strong consumer confidence and business sentiment survey results.

US dollar weakness was an important feature of the period, with the Euro exchange rate moving from US$1.25 to US$1.32 in less than a week. This can be explained by the European Commission raising its forecast for economic growth, with the market seeing a decoupling from the US, and a divergence in Fed and ECB policy.

Over the reporting period, the fund significantly outperformed its benchmark, posting a return of 24.10% (Class A shares at NAV) versus 16.74% for the MSCI Europe Index.

The standout performer during the period was TradeDoubler, a Swedish online advertising company and the dominate provider of affiliate marketing in Europe. The company has had a good run thanks to strong results and rumors of a takeover approach by AOL. The bid materialized in January, with AOL offering a 20% premium.

Rhodia, France's largest manufacturer of specialty chemicals, performed well thanks to a positive preannouncement and favorable market reaction to the announced sale of its non-core silicones business.

The Fund's largest holding, National Bank of Greece, also posted strong returns. The stock was sold off sharply in June following the company's announcement of a Turkish acquisition. We felt the market reaction was unduly harsh and felt this represented an excellent entry point into a stock we had been monitoring for some time. During the reporting period, the company announced results that were ahead of consensus, thanks largely to strength in its home market.

Negative performers during the period were limited. Several of our holdings within the energy sector posted negative returns, as a result of the declining oil price. However, within the sector, our strategy of avoiding the majors in favor of oil services companies paid dividends as we avoided BP and Shell, both of which disappointed.

We believe European markets are still valued attractively and takeover activity and speculation are likely to continue. This should underpin the markets. Corporate earnings growth is likely to slow a little, though, and there could be higher volatility if inflation fears reappear.



-----------------------------------------------
  EUROPEAN FOCUS FUND
  TOP 10 LONG-TERM HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
-----------------------------------------------
  NATIONAL BANK OF GREECE           3.2%
  KINGDOM HOTEL INVESTMENTS         2.8
  BEIERSDORF                        2.5
  E.ON                              2.3
  CENTAMIN EGYPT                    2.2
  BAYER                             2.2
  PARMALAT                          2.2
  ARCELOR MITTAL                    2.2
  TEMENOS                           2.0
  WAVIN                             1.9
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)

United Kingdom                                     30.2%
Germany                                            17.0
Netherlands                                         8.7
Greece                                              7.8
Italy                                               4.6
France                                              4.5
Other                                              27.2

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Financials                                         26.4%
Industrials                                        20.1
Materials                                          17.7
Energy                                             10.9
Consumer Staples                                    7.0
Consumer Discretionary                              6.1
Other                                              11.8


Line Chart:
INVESTMENT COMPARISON
Value of $10,000
                 European Focus Fund        European Focus Fund            MSCI
                       Class A w/out                 Class A w/          Europe
                        sales charge               sales charge           Index
8/31/01                        10000                       9425           10000
                                9910                       9340            9002
                               10960                      10330            9288
                               12120                      11423            9661
                               12250                      11546            9908
                               12110                      11414            9391
                               12450                      11734            9390
                               12980                      12234            9902
                               13080                      12328            9834
                               13280                      12516            9816
                               12850                      12111            9479
7/31/02                        11610                      10942            8426
                               11890                      11206            8426
                               10610                      10000            7318
                               11580                      10914            8026
                               12520                      11800            8420
                               12524                      11804            8115
1/31/03                        12353                      11643            7732
                               11891                      11207            7480
                               11700                      11027            7372
                               13469                      12694            8379
                               14665                      13822            8932
                               15007                      14144            9024
7/31/03                        15549                      14655            9209
                               16142                      15214            9193
                               16786                      15820            9381
                               17821                      16796           10009
                               18650                      17577           10436
                               20277                      19111           11292
1/31/04                        21819                      20565           11426
                               23267                      21929           11762
                               22696                      21391           11398
                               22686                      21381           11317
                               22485                      21192           11495
                               23299                      21959           11675
7/31/04                        22062                      20794           11355
                               21904                      20644           11365
                               23193                      21859           11820
                               24165                      22776           12248
                               26072                      24573           13150
                               27901                      26296           13707
1/31/05                        28252                      26628           13455
                               29858                      28141           14130
                               29284                      27600           13779
                               28006                      26396           13451
                               26822                      25280           13518
                               27936                      26329           13710
7/31/05                        29659                      27954           14211
                               30714                      28948           14426
                               30726                      28959           14776
                               29483                      27788           14312
                               30420                      28671           14559
                               31858                      30026           15074
1/31/06                        34457                      32476           16061
                               35195                      33171           16072
                               36532                      34431           16703
                               39444                      37176           17575
                               37282                      35138           17120
                               36744                      34631           17183
7/31/06                        36694                      34584           17448
                               37857                      35680           18003
                               38144                      35951           18158
                               40344                      38024           18938
                               42593                      40144           19616
                               44821                      42244           20246
1/31/07                        45538                      42920           20368

TOTAL RETURNS AS OF JANUARY 31, 2007
                                                                                                                 SINCE
                                      NASDAQ                     SIX       ONE         THREE        FIVE       INCEPTION
AT NAV                                SYMBOL       CLASS       MONTHS      YEAR        YEARS*      YEARS*     (8/31/01)*
--------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEAX       Class A      24.10%     32.16%      27.79%      30.33%       32.26%
--------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEBX       Class B      23.63      31.16       26.87       29.40        31.31
--------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFECX       Class C      23.67      31.16       26.89       29.40        31.31
--------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
--------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                      Class A      16.97%     24.57%      25.30%      28.79%       30.82%
--------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                      Class B      18.63      27.16       26.24       29.33        31.25
--------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                      Class C      22.67      31.16       26.89       29.40        31.31
--------------------------------------------------------------------------------------------------------------------------
INDEX
--------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                               16.74%     26.86%      21.25%      16.75%       14.03%
--------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL EQUITY INCOME FUND

Globally, equity markets rallied strongly driven by buoyant markets across Europe, the Far East and the US. This was a result of stronger than expected economic data and falling oil prices. The Fund was successfully launched on November 30, 2006, and during its inaugural month we concentrated on opening positions that would seek maximization of income in the first quarter of the year, while also seeking to maintain a balanced portfolio to avoid high levels of geographic or sector concentration. As of January 31, 2007, the Fund returned 3.00% (Class A shares at NAV) since its inception, versus the 3.29% return of the MSCI World Index.

The Fund's country exposure reflected the relative strength of the dividend income streams offered by different geographical markets; exposure to the UK and Continental Europe has increased in January, while exposure to the US and emerging markets fell. While the increased allocation to the UK has moderated performance against the MSCI World Index, we believe that the Fund is well positioned for the potentially strong dividend flows that come through in the first half of the year from this market.

December is historically a quiet month for dividend payments in many markets, and is also a month in which the US market is one of the higher dividend paying markets. Based on this history, positions were opened in a number of higher yielding US companies, including food and tobacco company Altria, pharmaceutical companies Merck and Pfizer, utility company Progress Energy, and financial service conglomerates Bank of America and Citigroup. A number of Asian companies also go ex-dividend in December and positions were opened in Daelim Industrial, a Korean based construction conglomerate with an annual dividend estimated for December, Singapore Telecommunications, and Hang Seng Bank in Hong Kong.

In January, additional positions were opened, primarily in the UK and Continental Europe, as we positioned the Fund to take advantage of the historically strong dividend flows from these markets through March and April. New positions were opened in Scandinavian paper manufacturers Stora Enso and UPM-Kymmene, which have strong cash flows and are benefiting from margin improvement resulting from increased discipline in the industry. We also added to existing positions in Italian utility company, Enel, and UK retail bank Lloyds Group, both strong cash flow generators with high payout ratios. All of these companies have similar attributes that we look for in an investment; strong cash flows, reasonable valuations, high dividend payout ratios and above market dividend yields.

The Fund's best performing holdings included Siemens, the German capital goods manufacturer, which reported stronger than expected results, and French caterer Sodexho which beat analysts' expectations for growth and margin performance. GKN the auto and aerospace parts manufacturer also rose significantly, benefiting from strong economic data and improving sentiment regarding its markets. The most significant underperformer was F & C Asset Management, which surprised the market negatively with weaker than expected fund flows leading us to close the position.

Although equity markets globally performed strongly over the period, we do not believe that valuations are looking stretched versus historic metrics. Companies' balance sheets are generally strong and many companies throughout the world are returning increasing amounts of their growing cash flows and balances to shareholders.

The objective of the Global Equity Income Fund is to seek to achieve a high level of current income and, as a secondary objective, a steady growth of capital.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that has declared its dividend to purchase another stock that is about to pay a dividend. By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year. The Fund's dividend capture strategy should not be confused with a mutual fund sales practice known as selling dividends. Selling dividends is a prohibited practice wherein one recommends the purchase of investment company securities shortly before an ex-dividend date to be advantageous to the purchaser, unless there are specific, clearly described tax or other advantages to the purchaser.

Dividend yield is a ratio that shows how much a company pays out in dividend relative to its share price calculated as the annual dividend per share divided by the share price. Dividend payouts are one of the ways a company seeks to increase shareholder value. Share buybacks and mergers and acquisitions are also strategies used by companies to increase shareholder value. Dividend yields are not necessarily a reflection of total return.


-----------------------------------------------
  GLOBAL EQUITY INCOME FUND
  TOP 10 LONG-TERM HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
-----------------------------------------------
  LLOYDS TSB                        4.7%
  ENEL                              4.4
  BARCLAYS                          4.1
  SIEMENS                           4.0
  UPM-KYMMENE                       3.8
  FORTUM                            3.8
  STORA ENSO                        3.8
  TELSTRA                           3.4
  SCOTTISH & NEWCASTLE              3.2
  KONINKLIJKE KPN                   3.2
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL EQUITY INCOME FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
United Kingdom                                     45.4%
Finland                                            12.5
United States                                      11.0
Australia                                           5.6
Netherlands                                         5.6
South Africa                                        4.8
Other                                              15.1

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Financials                                         35.1%
Utilities                                          13.4
Telecommunication Service                          10.5
Materials                                          10.3
Consumer Staples                                    9.9
Industrials                                         9.5
Other                                              11.3

TOTAL RETURNS AS OF JANUARY 31, 2007
                                                                                              SINCE
                                                                NASDAQ                      INCEPTION
AT NAV                                                          SYMBOL        CLASS        (11/30/06)
---------------------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                              HFQAX       Class A           3.00%
---------------------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                              HFQCX       Class C           2.90
---------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
---------------------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                                          Class A          -2.92%
---------------------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                                          Class C           1.90
---------------------------------------------------------------------------------------------------------
INDEX
---------------------------------------------------------------------------------------------------------
MSCI World Index                                                                               3.29%
---------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index measures the performance of a diverse range of global stock markets in the US, Canada, Europe, Australia, New Zealand, and the Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL OPPORTUNITIES FUND

Global markets continued to recover as many analysts became increasingly convinced that the slowdown in the US would result in a soft landing versus a hard fall. In addition, increased liquidity played its part as some international investors increased their exposure to the asset class. A big story during the period continues to be US Dollar weakness, which recently saw a 14-year low. We believe this weakness results from the higher consensus forecast for European economic growth as well as the decoupling of US and European markets. We believe the European Central Bank will continue to raise interest rates, while the US Federal Reserve will likely keep interest rates on hold for the remainder of the year.

The Fund was successfully launched on November 30, 2006. With only two months of data to report, the Fund seems off to a positive start. The Fund returned 4.30% (Class A shares at NAV) and outperformed its benchmark, the MSCI World Index which posted a return of 3.29%.

European companies currently continue their restructuring and cost-cutting efforts which mean that earnings can continue to grow despite moderate GDP growth. During 2006 Europe saw record merger and acquisition activity: $1.7 trillion and nearly half the world's total merger and acquisition deals.

In the US, a succession of stronger than expected economic data releases suggested the downturn in the housing market has had less impact on the broader economy than we had feared. We believe lower energy prices have also contributed to positive sentiment.

Japan significantly underperformed other international markets over the period, which detracted from the Fund's performance. While we believe that corporate earnings have been respectable, economic growth has not been as positive as many investors had hoped. The Yen has been weak against all foreign currencies, especially against the Euro. That said, we believe that Japan has not realized the full effects of the market rebound.

Asian (ex-Japan) equity markets have had a strong run over the period as both the Australian ASX and Singapore Straits Times touched new highs during the period. Investors saw the strength of the Chinese market reflected in the Hang Seng Index at year end as it reached a record high as news of a probable unified tax system for local and foreign companies boosted sentiment. However, we believe there are signs of over-speculation and over heating in the Chinese market. As a result, we have cut back our holdings in China.

Technology stocks have performed well over the period. Relative valuation is favorable, corporate capital expenditure trends seem supportive, and several new product cycles are emerging. However, technology stocks remain sensitive to the broader economic environment and to news within the sector as likely demonstrated in a significant sell-off at the end of the period.

We remain cautiously optimistic for 2007. While we anticipate a positive year, we do expect periods of set-back and higher volatility. After four years of positive performance in stock markets, we believe corporate profits are slowing. We also believe economic signs may show a domestic driven recovery in Japan, strong returns for emerging markets, broad-based improvement in Europe, and the possibility of an easing US monetary policy may give markets a lift in 2007.


-----------------------------------------------
  GLOBAL OPPORTUNITIES FUND
  TOP 10 LONG-TERM HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
-----------------------------------------------
  CREDIT SUISSE                     2.3%
  EFG EUROBANK ERGASIAS             2.3
  ZURICH FINANCIAL SERVICES         2.2
  AMERICAN TOWER                    2.2
  E.ON                              2.2
  ENI                               2.1
  DEUTSCHE POST                     2.1
  TELEFONICA                        2.0
  DAIWA SECURITIES                  1.7
  TIME WARNER                       1.6
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL OPPORTUNITIES FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
United States                                      36.9%
Japan                                              13.0
United Kingdom                                      8.9
Switzerland                                         6.8
Germany                                             5.5
Canada                                              4.7
Other                                              24.2

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Financials                                         23.0%
Industrials                                        14.3
Consumer Discretionary                             14.1
Information Technology                             12.4
Telecommunication Service                           9.3
Energy                                              8.0
Other                                              18.9

TOTAL RETURNS AS OF JANUARY 31, 2007
                                                                                              SINCE
                                                                NASDAQ                      INCEPTION
AT NAV                                                          SYMBOL        CLASS        (11/30/06)
---------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                              HFPAX       Class A           4.30%
---------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                              HFPCX       Class C           4.20
---------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
---------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                                          Class A          -1.70%
---------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                                          Class C           3.20
---------------------------------------------------------------------------------------------------------
INDEX
---------------------------------------------------------------------------------------------------------
MSCI World Index                                                                               3.29%
---------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Index measures the performance of a diverse range of global stock markets in the US, Canada, Europe, Australia, New Zealand, and the Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL TECHNOLOGY FUND

The major Western equity markets rallied during the second half of the year as a result of falling commodity prices, encouraging corporate results and renewed hopes that the US Federal Reserve's cycle of interest rate rises had drawn to a close.

Technology stocks marginally outperformed the wider market over the period, due to strong returns in the third quarter. Despite struggling in July, the sector surged after US interest rates were put on hold in August and investors' appetite for risk returned. The upward trend continued for the remainder of the quarter as investors became more confident the US economy was heading for a soft landing.

The rally continued into the fourth quarter, but in December technology markets were held back by disappointing returns from internet sector bellwethers, eBay and Yahoo! as well as poor newsflow from the mobile handset foodchain. World technology markets began 2007 strongly as investors rotated out of energy stocks. Markets were further buoyed by the excitement surrounding Apple's iPhone announcement. Disappointing results from a number of tech heavyweights including SAP, AMD and Alcatel-Lucent led to a sell-off in the second half of the month.

Against this backdrop, the fund posted a return of 17.47% (Class A shares at NAV) versus 18.86% for the MSCI AC World IT Index.

Our holdings in the internet sector performed strongly for the Fund. Digital River rose following its results announcement, which saw Q2 profits surge 30% on the back of increased revenues. Baidu.com, the Chinese internet company, also performed well thanks to strong growth and continued success in monetizing its user base. We have reduced our exposure to the sector, largely through the reduction of our holding in NHN Corp and the sale of Baidu.com and CTrip.com. These stocks have performed very well for the Fund since purchase and we decided to take profits. We maintain a significant holding in Chinese instant messaging company, Tencent. We believe the company offers outstanding growth potential as it begins to monetize its huge user base, a view that was supported in the company's third quarter results.

The Software sector had a negative effect, largely due to the performance of Citrix Systems, the remote access software company. The company's quarterly results were largely in-line with consensus, but weakness in its presentation server business concerned the market.

We reduced our exposure to the communications equipment sector. Recent data from the mobile handset foodchain has been disappointing, showing a significant mix shift to lower end devices. This also prompted us to reduce our exposure to semiconductor names exposed to the theme.

We remain positive on companies exposed to broadband spending. We believe they will continue to benefit from competition between telephone and cable companies, and have significant exposure to the theme. Within the computers and peripherals sector, our holdings in the storage space hurt performance as a result of negative newsflow. Taiwanese notebook manufacturer, Acer, was able to partially offset this. The shares were up on the back of strong demand from Europe as well as healthy inventory levels. We have increased our exposure to Dell. The stock has been performing well thanks to its turnaround potential.

Late in the period, we increased our exposure to gaming-related names. We have avoided the segment for some time as we felt consumers would hold off purchases until next generation consoles were available. We initiated positions in Nintendo, whose Wii console launch was well received, and UbiSoft Entertainment, a French entertainment software company.

We remain optimistic about the technology sector over the medium term. A number of drivers are in place, such as internet proliferation, emerging market demand and generally improving corporate IT spending which provide positives going into 2007. However, the technology market remains sensitive to the broader economy and would be vulnerable to a `hard-landing' in the US.


-----------------------------------------------
  GLOBAL TECHNOLOGY FUND
  TOP 10 LONG-TERM HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
-----------------------------------------------
  TENCENT                           3.8%
  VISTAPRINT                        3.5
  C-COR                             3.2
  NOKIA                             3.2
  COMMSCOPE                         3.1
  EMC                               3.0
  HEWLETT-PACKARD                   2.9
  INFOSYS TECHNOLOGIES              2.8
  CISCO SYSTEMS                     2.8
  MICROSOFT                         2.8
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
United States                                      67.3%
France                                              5.0
Japan                                               4.2
Hong Kong                                           3.9
Finland                                             3.3
United Kingdom                                      3.1
Other                                              13.2

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Communications Equipment                           18.7%
Software                                           16.8
Computers & Peripherals                            15.4
Semiconducters & Semi Equipment                    14.5
Internet Software & Services                        9.8
IT Services                                         7.6
Other                                              17.2


Line Chart:
INVESTMENT COMPARISON
Value of $10,000

           Global Technology          Global Technology              MSCI AC                    MSCI
                Fund Class A               Fund Class A             World IT                World IT               S&P 500
          w/out sales charge             w/sales charge                Index                   Index                 Index
8/31/01                10000                       9425               10,000                  10,000                10,000
                        7850                       7399                9,192                   8,223                 8,282
                        8980                       8464                9,368                   9,555                 9,609
                       10690                      10075               10,086                  11,151                11,176
                       11040                      10405               10,175                  11,045                10,955
                       10910                      10283               10,026                  10,966                10,850
                        9660                       9105                9,833                   9,829                 9,659
                       10480                       9877               10,202                  10,463                10,274
                        9480                       8935                9,584                   9,293                 9,046
                        8940                       8426                9,513                   8,908                 8,686
                        8140                       7672                8,836                   7,876                 7,664
                        7360                       6937                8,148                   7,129                 6,912
                        6930                       6532                8,201                   7,042                 6,828
                        5920                       5580                7,309                   5,825                 5,632
                        6900                       6503                7,952                   6,952                 6,756
                        7890                       7436                8,421                   8,058                 7,863
                        6918                       6520                7,926                   6,895                 6,729
1/31/03                 6989                       6587                7,718                   6,802                 6,633
                        6969                       6568                7,602                   6,864                 6,723
                        6878                       6482                7,676                   6,741                 6,609
                        7464                       7035                8,308                   7,380                 7,257
                        8395                       7912                8,746                   8,020                 7,883
                        8810                       8303                8,858                   8,099                 7,923
                        9669                       9113                9,014                   8,626                 8,394
                       10266                       9676                9,190                   9,199                 8,950
                       10104                       9523                9,093                   9,135                 8,901
                       10873                      10248                9,607                   9,948                 9,692
                       11055                      10419                9,692                  10,002                 9,770
                       11237                      10591               10,200                  10,222                 9,992
1/31/04                11894                      11211               10,387                  10,798                10,509
                       12077                      11382               10,532                  10,571                10,263
                       11925                      11239               10,373                  10,413                10,084
                       11278                      10629               10,210                   9,794                 9,478
                       11632                      10963               10,350                  10,055                 9,777
                       12036                      11344               10,550                  10,312                10,079
                       10661                      10048               10,201                   9,399                 9,200
                       10135                       9552               10,242                   9,044                 8,793
                       10782                      10162               10,353                   9,285                 9,042
                       11540                      10877               10,511                   9,720                 9,493
                       12376                      11665               10,937                  10,217                 9,963
                       12792                      12057               11,309                  10,535                10,254
1/31/05                12099                      11403               11,033                  10,039                 9,714
                       12110                      11413               11,264                  10,185                 9,809
                       11811                      11132               11,065                   9,893                 9,551
                       11277                      10629               10,855                   9,511                 9,187
                       12216                      11514               11,200                  10,160                 9,807
                       11822                      11142               11,216                  10,055                 9,681
                       12462                      11745               11,633                  10,514                10,106
                       12590                      11866               11,527                  10,486                10,125
                       12867                      12127               11,620                  10,685                10,284
                       12579                      11856               11,428                  10,404                10,055
                       13470                      12695               11,862                  11,188                10,782
                       13784                      12991               11,866                  11,278                10,769
1/31/06                14779                      13929               12,180                  11,753                11,178
                       14714                      13868               12,213                  11,519                10,985
                       15374                      14490               12,366                  11,803                11,300
                       15666                      14765               12,531                  11,859                11,277
                       14390                      13562               12,171                  11,023                10,494
                       14011                      13205               12,188                  10,854                10,344
                       13189                      12430               12,263                  10,485                 9,982
                       13600                      12818               12,555                  11,230                10,688
                       14033                      13226               12,879                  11,598                11,044
                       14465                      13634               13,299                  11,953                11,431
                       15179                      14307               13,551                  12,402                11,803
                       15212                      14337               13,741                  12,391                12,110
1/31/07                15493                      14602               13,949                  12,490                12,228

TOTAL RETURNS AS OF JANUARY 31, 2007
                                                                                                                 SINCE
                                      NASDAQ                     SIX       ONE         THREE        FIVE       INCEPTION
AT NAV                                SYMBOL       CLASS       MONTHS      YEAR        YEARS*      YEARS*     (8/31/01)*
---------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGAX       Class A      17.47%       4.83%        9.21%       7.27%        8.41%
---------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGBX       Class B      17.05        3.99         8.39        6.55         7.69
---------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGCX       Class C      17.09        4.08         8.41        6.51         7.65
---------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
---------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                   Class A      10.75%      -1.17%        7.07%       6.00%        7.23%
---------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                   Class B      12.05       -0.01         7.53        6.40         7.56
---------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                   Class C      16.09        4.08         8.41        6.51         7.65
---------------------------------------------------------------------------------------------------------------------------
INDEX
---------------------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index                                          18.86%       6.03%        4.89%       2.59%        4.19%
---------------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                             19.31        6.54         4.25        1.88         3.28
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                   13.75       14.51        10.32        6.82         6.33
---------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund used to compare its performance to the MSCI World IT Index, which consists of 23 developed market countries and aims to capture 60% of the total market capitalization of each country by various technology-related industries. Currently, the Fund compares its performance to the MSCI AC World IT Index, which is a similar index that is comprised of 49 developed and emerging market countries. The Fund believes that the MSCI AC World IT Index, which includes emerging market countries, more accurately reflects its strategy and is now a more appropriate benchmark for the Fund. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND

Over the period, international equity markets continued to recover as many analysts became increasingly convinced that the slowdown in the US would result in a soft landing versus a hard fall. The US Dollar continued to be weak and recently saw a 14-year low. We believe this weakness results from the higher consensus forecast for European economic growth as well as the decoupling of US and European markets. We believe the European Central Bank will continue to raise interest rates, while the US Federal Reserve will likely keep interest rates on hold for the remainder of the year. Over the period, the International Opportunities Fund returned 15.68% (Class A shares at NAV) versus the MSCI EAFE Index's return of 14.44%.

Merger and acquisition activity continues to be big news in the UK and continental Europe. During 2006, Europe saw activity: $1.7 trillion and nearly half the world's total deals. Economic news in Europe was generally positive with, in particular, the domestic sector. As a result we believe we are well positioned for another good year of profit growth. This should provide a reasonable background for equities.

For most of the year the Japanese economy was relatively weak, although improving in the fourth quarter. We expect a reasonable year for 2007. The Japanese stock market significantly underperformed other international markets over the period, which detracted from the Fund's performance. We believe markets in Japan will begin to improve and focus on the positive long-term factors in Japan (consumption, end of deflation, switch from savings into equity investments, rising house prices, etc).

Asian (ex Japan) equity markets have had a strong run over the period as both the Australian ASX and Singapore Straits Times touched new highs during the period. Also, investors saw the strength of the Chinese market reflected in the Hang Seng Index at year end as it reached a record high. However, we believe there are signs of over-speculation and overheating in the Chinese market. As a result, we have cut back our holdings in China.

We remain optimistic about the technology sector over the medium term. Global technology performed well over the period. A number of drivers are in place, such as internet proliferation, emerging market demand and generally improving corporate information technology spending, provide potential positives going into 2007.

While we remain optimistic for the duration of 2007, our tentative conclusion is that markets are overdue a breather. Given the gains made since mid-June last year and the valuation of some markets, we believe market performance could get worse before steadily improving. That said, we believe equities still offer reasonable value on a medium-term view, particularly after the recent correction. Also, we believe the economic fundamentals remain broadly favorable, and we have not changed our investment strategy.


-----------------------------------------------
  INTERNATIONAL OPPORTUNITIES FUND
  TOP 10 LONG-TERM HOLDINGS

                            AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
-----------------------------------------------
  INDUSTRIA DE DISENO TEXTIL        2.8%
  DEUTSCHE POST                     2.8
  ADECCO                            2.8
  SAIPEM                            2.7
  PUMA                              2.7
  KUEHNE & NAGEL                    2.7
  FRESENIUS                         2.7
  CAPITA GROUP                      2.7
  SODEXHO ALLIANCE                  2.6
  BEIERSDORF                        2.5
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Japan                                              21.6%
Germany                                            19.8
France                                              9.3
United Kingdom                                      7.6
Switzerland                                         5.7
Italy                                               4.4
Other                                              31.6


PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Industrials                                        21.4%
Financials                                         20.8
Information Technology                             13.2
Consumer Discretionary                             12.0
Materials                                           9.5
Energy                                              6.8
Other                                              16.3

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

            Int'l Opportunities Fund            Int'l Opportunities Fund                              MSCI
                       Class A w/out                          Class A w/                              EAFE
                        sales charge                        sales charge                             Index
8/31/01                        10000                                9425                             10000
                                9080                                8558                              8989
                                9930                                9359                              9219
                               11430                               10773                              9560
                               11640                               10971                              9617
                               11610                               10942                              9106
                               11290                               10641                              9171
                               11840                               11159                              9716
                               11950                               11263                              9741
                               11940                               11253                              9874
                               11540                               10876                              9484
                               10510                                9906                              8549
                               10410                                9811                              8531
                                9280                                8746                              7617
                               10060                                9482                              8027
                               10710                               10094                              8393
                               10328                                9735                              8111
1/31/03                        10167                                9583                              7773
                                9553                                9004                              7595
                                9453                                8909                              7451
                               10500                                9896                              8191
                               11164                               10522                              8694
                               11647                               10977                              8909
                               12070                               11376                              9126
                               12906                               12163                              9348
                               13127                               12372                              9638
                               13973                               13169                             10239
                               13973                               13169                             10469
                               14890                               14034                             11287
1/31/04                        15501                               14610                             11448
                               15878                               14965                             11714
                               16378                               15436                             11785
                               15889                               14975                             11528
                               15613                               14716                             11564
                               15950                               15033                             11836
                               15226                               14351                             11454
                               15196                               14322                             11507
                               15552                               14658                             11809
                               16164                               15234                             12213
                               17126                               16141                             13051
                               17902                               16872                             13624
1/31/05                        17767                               16746                             13375
                               18492                               17428                             13955
                               18254                               17204                             13611
                               17705                               16687                             13306
                               17446                               16443                             13326
                               17622                               16609                             13508
                               18388                               17331                             13924
                               19164                               18062                             14280
                               19733                               18599                             14919
                               19288                               18179                             14485
                               19990                               18842                             14842
                               20852                               19654                             15534
1/31/06                        22273                               20993                             16489
                               22165                               20892                             16455
                               23005                               21683                             17006
                               24156                               22769                             17831
                               23252                               21916                             17160
                               23317                               21977                             17167
                               23166                               21835                             17339
                               23769                               22403                             17821
                               23898                               22525                             17851
                               24727                               23306                             18547
                               25890                               24402                             19108
                               26697                               25163                             19709
1/31/07                        26798                               25259                             19843

TOTAL RETURNS AS OF JANUARY 31, 2007
                                                                                                                 SINCE
                                      NASDAQ                     SIX       ONE         THREE        FIVE       INCEPTION
AT NAV                                SYMBOL        CLASS      MONTHS      YEAR        YEARS*      YEARS*     (8/31/01)*
---------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOAX       Class A     15.68%      20.32%      20.02%      18.21%       19.94%
---------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOBX       Class B     15.24       19.37       19.13       17.37        19.07
---------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOCX       Class C     15.25       19.44       19.12       17.36        19.07
---------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFORX       Class R     15.61       20.02       19.72       17.92        19.65
---------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
---------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                 Class A      9.04%      13.41%      17.67%      16.82%       18.64%
---------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                 Class B     10.24       15.37       18.42       17.26        18.99
---------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                 Class C     14.25       19.44       19.12       17.36        19.07
---------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                 Class R     15.61       20.02       19.72       17.92        19.65
---------------------------------------------------------------------------------------------------------------------------
INDEX
---------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                14.44%      20.33%      20.12%      16.85%       13.48%
---------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

** Class R shares inception was 9/30/05. The performance for Class R shares for the period prior to 9/30/05 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

JAPAN-ASIA FOCUS FUND

Although the market has risen over the period (MSCI Japan Index), most of that gain was generated in December and January alone. The earlier part of this period was characterized by a directionless market, with economic data generally showing a gentle slowdown in the Japanese economy that was not helped by an unexpected increase in the savings rate. Moreover, the falling Yen depressed returns for overseas investors and caused them to look to other equity markets globally. However, after a pause during the third quarter, economic data in the fourth quarter has improved markedly, with industrial production, consumption and employment all pointing to a more positive outlook. Over the six month period, the Fund returned 3.52% (Class A shares at NAV) against a return of 5.76% for the MSCI Japan Index.

One of the key long-term economic indicators was the September release of the national land price survey. This biannual release confirmed that after sixteen years of falling housing prices, land prices in Tokyo, Osaka and Nagoya are rising at 1% annually, and at 10% in central Tokyo. This may have helped stimulate demand for new housing in the fourth quarter, as data for housing starts showed that it was the strongest quarter in 9 years for housing (one of the biggest sectors in the Fund). To round off the year, a falling oil price and the decision by the Bank of Japan not to raise interest rates stimulated healthy net buying by foreigners, and contributed to a rise in the market from late-November.

In addition to the Fund's holdings in housing construction stocks, upmarket furniture retailer Otsuka Kagu and crane manufacturer Tadano were also added in the expectation of a stronger housing market. In the financials sector, we purchased Kanto Tsukuba Bank to add to the Fund's existing holdings in bank shares. This regional bank had issued a convertible bond earlier in the year to strengthen its balance sheet and complete the write-off of bad loans, which had led its shares to trade down at extremely cheap valuations. More generally, recent monthly industry data has supported our belief that lending rates are beginning to rise, and we believe this could have a positive impact for the Fund's holdings in bank shares. A holding in retailer Aeon was also added, in the expectation that retail stocks may perform better going forward after a dismal 2006.

We sold the Fund's holdings in IT software company OBIC and Fuji Photo Film, a camera and copier manufacturer, after solid runs of performance took both shares up to our fair value targets. We also sold leasing equipment company Sanyo Electric Credit and apparel retailer Link Theory after the recovery story failed to come through as we had expected.

As of January 31, 2007, the best performing Japanese stocks included Furukawa-Sky Aluminum, Ube Industries and Daiwa Securities, all for very different stock-specific reasons. In addition, exposure to the more buoyant Asian markets has lifted performance over the period, as these markets generally performed better than Japan, and we saw positive returns from international shipping carrier China COSCO in particular. However, housing stock Shanghai Real Estate was one of the worst Asian performers, mirroring the weakness of Japanese housing related stocks as the entire sector struggled despite the strong fourth quarter data. We are confident in housing, however, and expect the theme to perform well. We are specifically interested in house building company Sekisui Chemical, and believe recent poor performance was little more than normal monthly volatility.

Over the next few months, there are three catalysts that we believe could have a positive effect on the performance of Japanese markets. The first is corporate earnings, where recent results for fourth quarter 2006 have highlighted the fact that companies continue to beat their profit guidance. Secondly, fourth quarter gross domestic product growth is expected to highlight an increase in consumption, which should alleviate fears that the Japanese consumer has retrenched. Finally, there are current record levels of Yen shorting taking place (expectation that the Yen will fall in value). At some point we believe this will reverse sharply, increasing the focus on Yen-denominated assets. Historically there is a good correlation between Yen strength and strength in the Japanese stock market.


-----------------------------------------------
  JAPAN-ASIA FOCUS FUND
  TOP 10 LONG-TERM HOLDINGS

                            AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
-----------------------------------------------
  SUMITOMO MITSUI FINANCIAL         4.5%
  MITSUBISHI UFJ FINANCIAL          4.5
  SEKISUI CHEMICAL                  4.3
  TOKEN                             3.9
  TDK                               3.5
  FURUKAWA-SKY ALUMINUM             3.3
  DAIWA SECURITIES                  3.2
  YAMATO                            3.2
  UBE INDUSTRIES                    3.1
  AIOI INSURANCE                    3.1
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

JAPAN-ASIA FOCUS FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Japan                                              88.4%
China                                               2.8
Korea                                               2.1
Taiwan                                              1.8
Singapore                                           1.5
Australia                                           1.3
Other                                               2.1

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Financials                                         35.2%
Information Technology                             16.8
Consumer Discretionary                             15.0
Materials                                          14.4
Industrials                                        12.1
Telecommunication Service                           3.8
Other                                               2.7


Line Chart:
INVESTMENT COMPARISON
Value of $10,000
                Japan-Asia Focus          Japan-Asia Focus               MSCI
              Fund Class A w/out           Fund Class A w/              Japan
                    sales charge              sales charge              Index
1/31/06                    10000                     10000               9425
                            9915                      9860               9293
                           10169                     10360               9764
4/30/06                    10465                     10490               9887
                            9814                      9850               9284
                            9705                      9920               9350
7/31/06                     9652                      9650               9095
                            9796                      9830               9265
                            9639                      9750               9189
10/31/06                    9806                      9870               9302
                            9876                      9860               9293
                           10122                      9860               9293
1/31/07                    10208                      9990               9416

TOTAL RETURNS AS OF JANUARY 31, 2007
                                                                                                               SINCE
                                              NASDAQ                                                         INCEPTION
AT NAV                                        SYMBOL            CLASS      SIX MONTHS        ONE YEAR       (1/31/06)*
----------------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                HFJAX           Class A         3.52%           -0.10%           -0.10%
----------------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                HFJCX           Class C         3.12            -0.80            -0.80
----------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
----------------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                Class A        -2.44%           -5.84%           -5.84%
----------------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                Class C         2.12            -0.80            -0.80
----------------------------------------------------------------------------------------------------------------------------
INDEX
----------------------------------------------------------------------------------------------------------------------------
MSCI Japan Index                                                               5.76%            2.08%            2.08%
----------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Japan Index is a market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

US FOCUS FUND

On November 30, 2006, we took over full management of the Fund and changed its name from the U.S. Core Growth Fund to the US Focus Fund. The new portfolio management team has 61 years of combined investment management experience, and the Fund now consists of three sub-portfolios that focus on specific areas of expertise: US equity fundamental, US equity special situations, and US technology. Allocation between the sub-portfolios is managed by Robert Villiers, who has over 14 years of investment management experience. Over the reporting period, the US Focus Fund returned 13.05% (Class A shares at NAV) versus the 13.75% return of the S&P 500 Index.

During the period, economic data continued to point in the direction of a soft landing for the US, while continued merger and acquisition activity seemed to add to a positive sentiment. Severe weakness in the US housing market is not proving to be as big a drag on household spending as many feared it would be. For the last six months, one of the concerns in financial markets has been that a weak housing market would lead to a sharp cutback in US household spending, however, the latest data suggests that this risk may be diminishing. Home sales appear to be stabilizing, and the ratio of the number of unsold homes on the market to sales is at a six-month low.

Additionally, we saw further evidence that inflationary pressures may have diminished in the US. Lower oil prices have caused the headline rate to drop back sharply in recent months. If the oil price sustains current levels, headline inflation may be below core inflation for most of 2007.

The Fund was overweight the benchmark in both consumer discretionary and industrial holdings, which led to positive results in both sectors. Specific contributors were VistaPrint, a leading online supplier of high-quality graphic design services and customized printed products, and SNC-Lavalin Group, an engineering and construction company.

As a whole, the information technology sector lagged during the period. Specifically, we took profits in Adobe Systems after the company reported strong earnings, but the stock has since been volatile. We anticipate this to be the case up to the release of its latest software upgrade in May 2007. However, in the long term we continue to see upside as the new product cycle should be a catalyst to broaden the customer footprint beyond its traditional exposure to creative professionals and into a variety of other office-based industries.

We continue to believe that the US economy is likely to see a soft landing in 2007, although in the near-term economic statistics and corporate earnings will be scrutinized for any signs of a sharper than expected slowdown. While earnings growth will slow, the combination of historically attractive valuations, a buoyant merger and acquisition environment, and the prospect of interest rate cuts during the year may combine to offer modest upside potential for US equities.


-----------------------------------------------
  USFOCUS FUND
  TOP 10 LONG-TERM HOLDINGS

                            AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
-----------------------------------------------
  MICROSOFT                         3.7%
  CB RICHARD ELLIS                  3.3
  ABBOT LABORATORIES                3.2
  BRINKS                            3.2
  APPLEBEES                         3.1
  CABLEVISION                       3.1
  CORRECTIONS CORPORATION
      OF AMERICA                    3.1
  PILGRIM'S PRIDE                   3.1
  TIME WARNER                       3.1
  ALLTELL                           3.1
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

US FOCUS FUND

Pie Chart:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Information Technology                          16.4%
Industrials                                     15.7
Consumer Discretionary                          13.8
Consumer Staples                                12.1
Health Care                                      9.4
Financials                                       9.1
Other                                           23.5

INVESTMENT COMPARISON
Value of $10,000
Line Chart:
                 US Focus Fund             US Focus Fund
                 Class A w/out                Class A w/                 S&P 500
                  sales charge              sales charge                   Index
4/30/04                  10000                     10000                    9425
                         10137                     10160                    9576
                         10334                     10380                    9783
7/31/04                   9992                      9690                    9133
                         10032                      9420                    8878
                         10140                      9710                    9152
                         10296                      9930                    9359
                         10713                     10420                    9821
                         11078                     10902                   10275
1/31/05                  10808                     10420                    9821
                         11035                     10510                    9906
                         10840                     10400                    9802
                         10634                     10108                    9527
                         10972                     10621                   10010
                         10987                     10641                   10029
7/31/05                  11396                     10982                   10351
                         11292                     10850                   10228
                         11384                     10939                   10313
                         11194                     10780                   10162
                         11617                     10972                   10342
                         11620                     10952                   10323
1/31/06                  11928                     11448                   10790
                         11960                     11306                   10656
                         12110                     11387                   10733
                         12272                     11590                   10923
                         11919                     10932                   10304
                         11935                     10892                   10266
7/31/06                  12009                     10467                    9865
                         12295                     10983                   10351
                         12612                     11185                   10542
                         13024                     11367                   10714
                         13271                     11529                   10866
                         13457                     11597                   10930
1/31/07                  13669                     11833                   11152

TOTAL RETURNS AS OF JANUARY 31, 2007
                                                                                                                SINCE
                                           NASDAQ                                                             INCEPTION
AT NAV                                     SYMBOL       CLASS             SIX MONTHS        ONE YEAR         (4/30/04)*
----------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                     HFUAX       Class A              13.05%             3.36%            6.29%
----------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                     HFUBX       Class B              12.64              2.68             5.50
----------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                     HFUCX       Class C              12.64              2.68             5.50
----------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
----------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                 Class A               6.56%            -2.58%            4.03%
----------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                 Class B               7.64             -1.33             4.16
----------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                 Class C              11.64              2.68             5.50
----------------------------------------------------------------------------------------------------------------------------
INDEX
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                13.75%            14.51%           12.01%
----------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

WORLDWIDE INCOME FUND

Throughout the period, risk appetite strengthened as equities, emerging market debt, and high yield corporate bond performance continued to increase based on confidence in a soft landing for the US economy. The Worldwide Income Fund returned 6.56% (Class A shares at NAV), outperforming the Lehman Brothers Global Aggregate Bond (ex US MBS) Index's return of 1.97%.

The Fund was largely hedged back to the US dollar, which contributed to performance as the dollar has been weak relative to other currencies. In January we slightly reduced the amount of foreign currency exposure. Net foreign currency was the British Pound, with small exposures to the Euro, South Africa, Hong Kong, Australian, and Singapore dollars.

High yield corporate bonds remained the core asset class for the Fund, with principal holdings in Europe and the UK. These holdings continued to perform well as a result of a number of issues being subject to calls and tenders above recent market price averages. We significantly reduced the Fund's exposure to these bonds in December. Since then, we have held the Fund's position weighting by removing two existing bonds and investing the proceeds in both new and existing holdings.

We continued to grow our exposure to deeply subordinated financial issues such as banks and insurance companies. This debt offers a relatively high coupon relative to credit quality that is solidly investment grade.

Emerging markets lagged early in the period over political risk concerns. Bonds were not keeping up with the strong Treasury note market with prices remaining static and spreads widening. In January we saw a substantial rise in underlying Treasury yields which improved the prospective returns for emerging market debt. As a result, we increased exposure by adding to all existing positions.

Each month we increased our exposure and the number of equity holdings in the Fund. We focused on predominantly medium and large capitalization companies in Europe and, more recently, in the US.

There are some signs of stress in credit markets but this has been largely limited to sub-prime lending in the US, a sector where our exposure is limited to high quality banking stocks. Our concerns over US credit markets remain because some sectors are more vulnerable to disappointment (largely associated with autos and housing) than their global counterparts. Market sentiment appears to have shifted back to global growth and increased risk appetite. We partly oppose this view with our stock selection choices and asset allocation flexibility.

Looking forward, we do not expect US interest rates to change much in 2007. This would adversely impact Treasury yields as rate cuts had been previously anticipated. Interest rates are expected to rise in the UK and Europe but this process is just removing monetary policy accommodation rather than restricting it. The principal risk seems to be shifting towards lending activity and conditions in the US, a vulnerability that we have long sought to minimize.


-----------------------------------------------
  WORLDWIDE INCOME FUND
  TOP 10 LONG-TERM HOLDINGS

                            AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
-----------------------------------------------
  REPUBLIC OF TURKEY                3.1%
  FEDERAL REPUBLIC OF BRAZIL        3.0
  REPUBLIC OF URUGUAY               2.9
  REPUBLIC OF PERU                  2.7
  REPUBLIC OF EL SALVADOR           2.5
  REPUBLIC OF PHILLIPINES           2.5
  DOMINICAN REPUBLIC                2.4
  REPUBLIC OF COLOMBIA              2.4
  REPUBLIC OF PANAMA                2.1
  CORUS FINANCE                     1.9
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

WORLDWIDE INCOME FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
United States                                      19.9%
United Kingdom                                     17.7
France                                              4.5
Italy                                               4.1
Netherlands                                         3.8
Germany                                             3.6
Other                                              46.4

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Sovereign                                          31.3%
Banking                                             5.6
Chemicals                                           5.3
Telecom - Intergrated                               3.8
Steel production                                    3.8
Beverage                                            3.7
Other                                              46.5

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

               Worldwide Income Fund      Worldwide Income Fund      Lehman Brothers Global          Merrill Lynch
                  Fund Class A w/out                 Class A w/              Aggregate Bond          US High Yield
                        sales charge               sales charge           (ex US MBS) Index        Master II Index
9/30/03                        10000                      10000                        9525                  10000
                               10220                      10207                        9735                   9941
                               10570                      10348                       10068                  10089
                               11023                      10594                       10499                  10458
1/31/04                        11164                      10765                       10634                  10492
                               11154                      10753                       10624                  10540
                               11236                      10825                       10702                  10669
                               11143                      10753                       10614                  10245
                               10957                      10585                       10437                  10308
                               11072                      10738                       10546                  10328
7/31/04                        11281                      10883                       10745                  10310
                               11496                      11081                       10950                  10547
                               11660                      11235                       11106                  10690
                               11889                      11452                       11324                  10974
                               12033                      11571                       11462                  11316
                               12195                      11745                       11616                  11504
1/31/05                        12168                      11733                       11590                  11355
                               12359                      11901                       11772                  11388
                               11970                      11576                       11401                  11233
                               11832                      11452                       11270                  11383
                               12029                      11657                       11458                  11195
                               12227                      11879                       11646                  11131
7/31/05                        12417                      12065                       11827                  11037
                               12465                      12109                       11873                  11231
                               12388                      11987                       11800                  11034
                               12243                      11900                       11660                  10857
                               12375                      11957                       11785                  10762
                               12507                      12067                       11911                  10869
1/31/06                        12652                      12259                       12050                  11022
                               12821                      12336                       12212                  10969
                               12836                      12413                       12227                  10858
                               12939                      12493                       12326                  11095
                               12853                      12485                       12244                  11263
                               12803                      12438                       12195                  11157
7/31/06                        12999                      12570                       12381                  11261
                               13191                      12774                       12564                  11386
                               13263                      12943                       12634                  11372
                               13468                      13131                       12830                  11487
                               13663                      13342                       13017                  11789
                               13797                      13488                       13145                  11615
1/31/07                        13854                      13633                       13193                  11482

TOTAL RETURNS AS OF JANUARY 31, 2007
                                                                                                                 SINCE
                                      NASDAQ                                                                   INCEPTION
AT NAV                                SYMBOL         CLASS        SIX MONTHS     ONE YEAR     THREE YEARS*    (9/30/03)*
-----------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund        HFAAX         Class A           6.56%         9.49%          7.46%         10.25%
-----------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund        HFABX         Class B           6.28          8.70           6.68           9.41
-----------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund        HFACX         Class C           6.27          8.69           6.66           9.46
-----------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                      Class A           1.49%         4.30%          5.72%          8.65%
-----------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                      Class B           1.28          4.70           5.79           8.68
-----------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                      Class C           5.27          8.69           6.66           9.46
-----------------------------------------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond (ex US MBS)                      1.97%         4.17%          3.05%          4.23%
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch US High Yield Master II Index                            8.45         11.20           8.19           9.74
-----------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Fund used to compare its performance to the Merrill Lynch US High Yield Master II Index, which is a broad-based index consisting of all US-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. Currently, the Fund compares its performance to the Lehman Brothers Global Aggregate Bond (ex US MBS) Index, which is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage-Backed Securities. The Fund believes that the Lehman Brothers Index more accurately reflects its revised strategy and is now a more appropriate benchmark for the Fund. The Fund is professionally managed while the indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

EUROPEAN FOCUS FUND
JANUARY 31, 2007

                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
COMMON STOCKS - 86.81%

             AUSTRALIA - 2.22%
 25,675,000  Centamin Egypt, Ltd. * .......................   $ 18,033,597
                                                              ------------

             AUSTRIA - 3.24%
     43,000  Agrana Beteiligung AG ........................      4,292,972
     19,000  Andritz AG ...................................      4,086,000
    215,000  OMV AG .......................................     11,508,640
    235,000  Telekom Austria AG ...........................      6,407,526
                                                              ------------
                                                                26,295,138
                                                              ------------

             BELGIUM - 0.32%
    125,000  RHJ International * ..........................      2,590,407
                                                              ------------

             CANADA - 0.64%
  1,175,000  European Goldfields, Ltd. * ..................      5,159,543
                                                              ------------

             CYPRUS - 1.19%
  1,350,000  Urals Energy Public
             Co., Ltd. *                                         9,614,742
                                                              ------------

             FRANCE - 3.92%
    232,075  Gaz de France ................................      9,978,644
  2,700,000  Rhodia S.A. * ................................      9,712,559
    100,000  Schneider Electric S.A. ......................     12,075,532
                                                              ------------
                                                                31,766,735
                                                              ------------

             GERMANY - 14.75%
    300,000  Bayer AG .....................................     17,673,417
    300,000  Beiersdorf AG ................................     20,156,298
    282,000  Commerzbank AG ...............................     11,919,469
    300,000  Deutsche Post AG .............................      9,227,713
    140,000  E.ON AG ......................................     19,020,559
    100,000  Hypo Real Estate Holding AG ..................      6,591,038
    150,000  KarstadtQuelle AG * ..........................      4,834,774
    400,000  Pfleiderer AG ................................     12,778,037
    300,000  Premiere AG * ................................      5,802,511
    250,000  SAP AG .......................................     11,537,900
                                                              ------------
                                                               119,541,716
                                                              ------------

             GREECE - 6.76%
    180,000  Coca-Cola Hellenic Bottling
             Co. S.A. .....................................      7,202,309
    270,000  Hellenic Telecommunications
             Organization S.A. * ..........................      8,009,342
    250,000  Motor Oil (Hellas) Corinth
             Refineries S.A. ..............................      6,660,115
    500,000  National Bank of Greece S.A. .................     25,871,485
    577,000  Sidenor S.A. .................................      7,069,106
                                                              ------------
                                                                54,812,357
                                                              ------------

             IRELAND - 0.90%
2,000,000    Aer Lingus Group plc * .......................      7,272,689
                                                              ------------


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
             ITALY - 4.01%
  1,060,000  Azimut Holding SpA ...........................   $ 14,824,035
  3,918,789  Parmalat SpA * ...............................     17,646,589
                                                              ------------
                                                                32,470,624
                                                              ------------

             NETHERLANDS - 7.56%
    410,333  A&D Pharma Holding N.V.,
             GDR * ........................................      6,738,571
     70,000  Aalberts Industries N.V. .....................      6,463,961
    571,900  AMTEL Vredestein
             N.V., GDR * ..................................      2,602,145
    375,000  Arcelor Mittal ...............................     17,433,044
    100,000  Ballast Nedam N.V. ...........................      4,665,991
    364,882  Koninklijke BAM Groep N.V. ...................      7,556,787
    800,000  Wavin N.V. * .................................     15,796,594
                                                              ------------
                                                                61,257,093
                                                              ------------

             NORWAY - 3.33%
    750,000  SeaDrill, Ltd. * .............................     12,349,265
    550,000  Statoil ASA ..................................     14,674,893
                                                              ------------
                                                                27,024,158
                                                              ------------

             PORTUGAL - 1.45%
  1,431,818  Banco Comercial
             Portugues S.A. ...............................      5,299,892
    610,168  Sonae, SGPS S.A. * ...........................      6,457,528
                                                              ------------
                                                                11,757,420
                                                              ------------

             RUSSIA - 1.16%
    225,000  Novolipetsk Steel, GDR .......................      5,548,500
    396,000  Trader Media East,
             Ltd., GDR * ..................................      3,872,880
                                                              ------------
                                                                 9,421,380
                                                              ------------

             SPAIN - 1.72%
    275,000  Gamesa Corp.
             Tecnologica S.A. .............................      7,508,922
    237,841  Gestevision Telecinco S.A. ...................      6,441,590
                                                              ------------
                                                                13,950,512
                                                              ------------

             SWEDEN - 0.66%
    165,000  TradeDoubler AB * ............................      5,365,506
                                                              ------------

             SWITZERLAND - 3.74%
    200,000  Credit Suisse Group ..........................     14,127,769
    900,000  Temenos Group AG * ...........................     16,210,349
                                                              ------------
                                                                30,338,118
                                                              ------------

             TURKEY - 0.24%
    385,295  Turkiye Vakiflar
             Bankasi T.A.O. ...............................        997,137
    367,822  Turkiye Vakiflar
             Bankasi T.A.O. (New) .........................        910,075
                                                              ------------
                                                                 1,907,212
                                                              ------------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

EUROPEAN FOCUS FUND
JANUARY 31, 2007 (CONTINUED)

                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------

             UNITED ARAB EMIRATES - 2.76%
  2,500,000  Kingdom Hotel
             Investments, GDR * ...........................   $ 22,375,000
                                                              ------------

             UNITED KINGDOM - 26.24%
    450,000  Admiral Group plc ............................      9,022,386
  1,751,400  Ashmore Group plc * ..........................      8,602,432
  3,446,589  Ashtead Group plc ............................     11,799,352
    763,158  BlueBay Asset
             Management plc * .............................      5,847,563
 20,000,000  Corporate Services Group plc * ...............      3,104,223
    327,869  Dana Petroleum plc * .........................      6,570,469
  1,667,519  Debenhams plc ................................      5,430,255
  3,511,923  Evolution Group plc ..........................      9,608,068
  1,750,000  Hochschild Mining plc * ......................     13,477,830
  4,493,021  Hogg Robinson Group plc * ....................      8,672,951
  1,500,000  ICAP plc .....................................     14,388,959
    875,000  Investec plc .................................     10,727,253
  3,061,565  IP Group plc * ...............................      8,315,809
    500,000  Kazakhmys plc ................................     10,285,196
  1,000,000  Lancashire Holdings, Ltd. * ..................      6,714,356
    131,044  NDS Group plc, ADR * .........................      6,206,244
  2,200,000  Old Mutual plc ...............................      7,423,613
    340,000  Omega International
             Group plc ....................................      2,014,012
  1,850,000  Prosperity Minerals
             Holdings, Ltd. ...............................      5,143,089
  2,366,187  Regal Petroleum plc * ........................      6,961,643
  2,250,000  Regus Group plc * ............................      5,592,023
  1,600,000  Salamander Energy plc * ......................      8,424,626
  1,735,759  Taylor Woodrow plc ...........................     13,879,688
    275,000  Travis Perkins plc ...........................     10,751,811
    294,878  Xstrata plc ..................................     13,742,094
                                                              ------------
                                                               212,705,945
                                                              ------------

             TOTAL LONG-TERM
             INVESTMENTS ..................................    703,659,892
                                                              ------------
             (Cost $537,309,125)



                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 9.96%

 80,759,268  Fidelity Institutional Money
             Market Funds - Prime Money
             Market Portfolio .............................   $ 80,759,268
                                                              ------------

             TOTAL SHORT-TERM INVESTMENT ..................     80,759,268
                                                              ------------
             (Cost $80,759,268)

TOTAL INVESTMENTS - 96.77% ................................    784,419,160
                                                              ------------
             (Cost $618,068,393)

NET OTHER ASSETS AND
             LIABILITIES - 3.23% ..........................     26,189,704
                                                              ------------

TOTAL NET ASSETS - 100.00% ................................   $810,608,864
                                                              ============

          *  Non-income producing security
        ADR  American Depositary Receipt
        GDR  Global Depository Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

EUROPEAN FOCUS FUND
JANUARY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Diversified Banks...........................       5.55%
Asset Management & Custody Banks............       4.96
Diversified Metal & Mining..................       4.91
Oil & Gas Exploration & Products............       3.89
Steel.......................................       3.71
Integrated Oil & Gas........................       3.23
Diversified Capital Markets.................       3.07
Investment Banking & Brokerage..............       2.96
Gold........................................       2.86
Trading Company & Distribution..............       2.78
Real Estate Management & Development........       2.76
Personal Products...........................       2.49
Building Products...........................       2.46
Electric Utilities..........................       2.35
Application Software........................       2.19
Diversified Chemicals.......................       2.18
Packaged Foods & Meats......................       2.18
Systems Software............................       2.00
Integrated Telecommunication Services.......       1.78
Homebuilding................................       1.71
Precious Metal & Mineral....................       1.66
Oil & Gas Drilling..........................       1.52
Broadcasting & Cable TV.....................       1.51
Construction & Engineering..................       1.51
Electric Components & Equipment.............       1.49
Industrial Machinery........................       1.30
Department Stores...........................       1.27
Gas Utilities...............................       1.23
Specialty Chemicals.........................       1.20
Air Freight & Logistics.....................       1.14
Property & Casualty Insurance...............       1.11
Diversified Commercial &
    Professional Services...................       1.07
Heavy Electrical Equipment..................       0.93
Life & Health Insurance.....................       0.91
Airlines....................................       0.90
Soft Drinks.................................       0.89
Industrial Conglomerates....................       0.83
Reinsurance.................................       0.83
Oil & Gas Refining & Marketing..............       0.82
Thrifts & Mortgage Finance..................       0.81
Forest Products.............................       0.80
Office Services & Supply....................       0.69
Internet Software & Services................       0.66
Agricultural Products.......................       0.53
Advertising.................................       0.48
Human Resources & Employment Services.......       0.38
Tires & Rubber..............................       0.32
                                                 -------
Long-Term Investments.......................      86.81
Short-Term Investment.......................       9.96
                                                 -------
Total Investments...........................      96.77
Net Other Assets and Liabilities............       3.23
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL EQUITY INCOME FUND
 JANUARY 31, 2007


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
COMMON STOCKS - 90.28%

             AUSTRALIA - 5.06%
     23,272  Energy Resources of
             Australia, Ltd. ..............................    $   375,714
    364,379  Telstra Corp., Ltd. * ........................        792,284
                                                               -----------
                                                                 1,167,998
                                                               -----------

             FINLAND - 11.37%
     31,780  Fortum Oyj ...................................        874,800
     52,400  Stora Enso Oyj ...............................        872,134
     34,160  UPM-Kymmene Oyj ..............................        874,865
                                                               -----------
                                                                 2,621,799
                                                               -----------

             FRANCE - 2.40%
      4,554  Sodexho Alliance S.A. ........................        317,843
      4,786  Suez S.A. ....................................        234,605
                                                               -----------
                                                                   552,448
                                                               -----------

             GERMANY - 4.04%
      8,450  Siemens AG ...................................        930,734
                                                               -----------

             HONG KONG - 1.40%
     23,300  Hang Seng Bank, Ltd. .........................        323,796
                                                               -----------

             IRELAND - 0.27%
      3,080  Anglo Irish Bank Corp., plc ..................         62,262
                                                               -----------

             ITALY - 4.40%
     95,967  Enel SpA .....................................      1,015,638
                                                               -----------

             NETHERLANDS - 5.07%
      9,671  ING Groep N.V. ...............................        422,887
     51,750  Koninklijke (Royal) KPN N.V. .................        745,304
                                                               -----------
                                                                 1,168,191
                                                               -----------

             SINGAPORE - 0.55%
     56,000  Singapore Telecommunications,
             Ltd. .........................................        127,629
                                                               -----------

             SOUTH AFRICA - 4.42%
      3,200  Anglo Platinum, Ltd. .........................        402,326
     32,256  Nedbank Group, Ltd. ..........................        616,357
                                                               -----------
                                                                 1,018,683
                                                               -----------

             UNITED KINGDOM - 41.26%
     22,758  Alliance & Leicester plc .....................        480,213
     30,360  Aviva plc ....................................        489,712
     65,154  Barclays plc .................................        947,259
     68,500  Benfield Group plc ...........................        464,307
     27,751  BP plc .......................................        291,422
     13,038  British American Tobacco plc .................        395,507
     60,000  Compass Group plc ............................        357,477


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
             UNITED KINGDOM - (continued)
     10,893  Electrocomponents plc ........................     $   60,085
     74,293  GKN plc ......................................        467,083
     33,540  HBOS plc .....................................        732,104
      8,134  Imperial Tobacco Group plc ...................        332,082
     46,200  Interserve plc ...............................        409,822
     93,964  Lloyds TSB Group plc .........................      1,073,513
     76,200  Meggitt plg ..................................        506,394
     46,000  Resolution plc ...............................        589,252
     13,444  Royal Bank of Scotland
             Group plc ....................................        540,154
     70,000  Scottish & Newcastle plc .....................        746,782
      7,246  Scottish & Southern
             Energy plc ...................................        212,974
     12,668  United Utilities plc .........................        190,026
     77,749  Vodafone Group plc ...........................        226,075
                                                               -----------
                                                                 9,512,243
                                                               -----------

             UNITED STATES - 10.04%
      3,438  Altria Group, Inc. ...........................        300,447
      5,337  Bank of America Corp. ........................        280,619
      5,928  Citigroup, Inc. ..............................        326,811
      6,528  H.J. Heinz Co. ...............................        307,599
      5,694  Merck & Co., Inc. ............................        254,807
      9,277  Pfizer, Inc. .................................        243,428
      5,928  Progress Energy, Inc. ........................        281,817
      8,306  Verizon Communications,
             Inc. .........................................        319,947
                                                               -----------
                                                                 2,315,475
                                                               -----------

             TOTAL ........................................     20,816,896
                                                               -----------
             (Cost $20,570,060)

PREFERRED STOCK - 0.63%

             KOREA - 0.63%
      3,540  Daelim Industrial
             Co., Ltd. ....................................        144,759
                                                               -----------

             TOTAL PREFERRED STOCK ........................        144,759
                                                               -----------
             (Cost $147,961)

             TOTAL LONG-TERM
             INVESTMENTS ..................................     20,961,655
                                                               -----------
             (Cost $1,917,958,613)


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL EQUITY INCOME FUND
JANUARY 31, 2007 (CONTINUED)


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 5.25%

  1,210,257  Fidelity Institutional Money
             Market Funds - Prime
             Money Market Portfolio .......................    $ 1,210,257
                                                               -----------

             TOTAL SHORT-TERM
             INVESTMENT ...................................      1,210,257
                                                               -----------
             (Cost $1,210,257)

TOTAL INVESTMENTS - 96.16% ................................     22,171,912
                                                               -----------
             (Cost $21,928,278)

NET OTHER ASSETS AND
             LIABILITIES - 3.84% ..........................        884,531
                                                               -----------

TOTAL NET ASSETS - 100.00% ................................    $23,056,443
                                                               ===========


          *  Non-income producing security



OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Diversified Banks...........................      20.71%
Electric Utilities..........................      10.34
Integrated Telecommunication Services.......       8.61
Paper Products..............................       7.58
Other Diversified Financial Services........       4.47
Tobacco.....................................       4.46
Industrial Conglomerates....................       4.04
Brewers.....................................       3.24
Restaurants.................................       2.93
Life & Health Insurance.....................       2.56
Construction & Engineering..................       2.41
Aerospace & Defense.........................       2.20
Pharmaceuticals.............................       2.16
Multi-line Insurance........................       2.12
Auto Parts & Equipment......................       2.03
Reinsurance.................................       2.01
Multi-Utilities.............................       1.84
Precious Metal & Mineral....................       1.74
Coal & Consumable Fuels.....................       1.63
Packaged Foods & Meats......................       1.33
Integrated Oil & Gas........................       1.26
Wireless Telecommunication Services.........       0.98
Technology Distributors.....................       0.26
                                                 -------
Long-Term Investments.......................      90.91
Short-Term Investment.......................       5.25
                                                 -------
Total Investments...........................      96.16
Net Other Assets and Liabilities............       3.84
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL OPPORTUNITIES FUND
JANUARY 31, 2007


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
COMMON STOCKS - 85.55%

             AUSTRALIA - 0.74%
        653  Energy Resources of
             Australia, Ltd. ..............................    $    10,574
                                                               -----------

             CANADA - 4.04%
        536  ACE Aviation Holdings, Inc.,
             Class A * ....................................         15,532
        418  Lundin Mining Corp. * ........................         14,340
        337  Shoppers Drug Mart Corp. .....................         14,404
        468  SNC-Lavalin Group, Inc. ......................         13,756
                                                               -----------
                                                                    58,032
                                                               -----------

             CZECH REPUBLIC - 2.04%
      1,200  Telefonica 02 Czech
             Republic a.s. ................................         29,291
                                                               -----------

             FRANCE - 3.06%
        315  Carrefour SA .................................         18,147
        412  Compagnie Generale de
             Geophysique-Veritas * ........................         16,360
        220  Parrot S.A. * ................................          9,376
                                                               -----------
                                                                    43,883
                                                               -----------

             GERMANY - 4.73%
         46  Deutsche Bank AG .............................          6,501
        980  Deutsche Post AG .............................         30,144
        230  E.ON AG ......................................         31,248
                                                               -----------
                                                                    67,893
                                                               -----------

             GREECE - 2.94%
        830  EFG Eurobank Ergasias ........................         32,454
        160  Marfin Financial Group S.A. ..................          9,801
                                                               -----------
                                                                    42,255
                                                               -----------

             HONG KONG - 2.98%
     12,000  AMVIG Holdings Ltd. ..........................          8,429
      1,400  Henderson Land
             Development Co., Ltd. ........................          8,175
      4,000  NWS Holdings, Ltd. ...........................          8,657
      1,400  Television Broadcasts, Ltd. ..................          9,701
      2,000  Tencent Holdings, Ltd. .......................          7,775
                                                               -----------
                                                                    42,737
                                                               -----------

             ITALY - 2.78%
        940  ENI SpA ......................................         30,261
      1,037  UniCredito Italiano SpA ......................          9,596
                                                               -----------
                                                                    39,857
                                                               -----------

             JAPAN - 11.24%
      2,000  Daiwa Securities Group, Inc. .................         24,571
      3,000  Hokuhoku Financial
             Group, Inc. ..................................         11,438
        500  Leopalace21 Corp. ............................         16,002


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
             JAPAN - (continued)
          1  Mizuho Financial Group, Inc. .................    $     7,209
        500  NSD Co., Ltd. ................................         17,379
         14  NTT DoCoMo, Inc. .............................         21,378
      2,000  Sekisui Chemical Co., Ltd. ...................         15,413
        100  SMC Corp. ....................................         14,253
          1  Sumitomo Mitsui Financial
             Group, Inc. ..................................         10,258
        100  TDK Corp. ....................................          8,418
      1,000  Yamato Holdings Co., Ltd. ....................         15,023
                                                               -----------
                                                                   161,342
                                                               -----------

             KOREA - 0.63%
        550  Daegu Bank ...................................          9,082
                                                               -----------

             LUXEMBOURG - 1.09%
        330  Tenaris S.A. ADR .............................         15,665
                                                               -----------

             MALAYSIA - 0.69%
     16,000  UEM World Bhd ................................          9,868
                                                               -----------

             NETHERLANDS - 0.51%
        290  ASML Holding N.V. * ..........................          7,325
                                                               -----------

             PHILIPPINES - 0.72%
        800  Ayala Corp. ..................................         10,313
                                                               -----------

             SPAIN - 1.49%
        980  Telefonica S.A. ..............................         21,394
                                                               -----------

             SWITZERLAND - 5.88%
        350  Compagnie Financiere
             Richemont AG .................................         19,531
        462  Credit Suisse Group ..........................         32,635
        120  Zurich Financial
             Services AG ..................................         32,276
                                                               -----------
                                                                    84,442
                                                               -----------

             THAILAND - 0.55%
      9,900  Thoresen Thai Agencies
             Public Co., Ltd. .............................          7,839
                                                               -----------

             UNITED KINGDOM - 7.62%
        531  Admiral Group plc ............................         10,646
      1,973  Compass Group plc ............................         11,755
      4,025  Debenhams plc ................................         13,107
      2,245  EMI Group plc ................................         10,895
        656  Hanson plc ...................................          9,982
        860  Investec plc .................................         10,543
        638  Luminar plc ..................................          9,000
      1,710  Premier Foods plc ............................         10,583
      1,489  Taylor Woodrow plc ...........................         11,907
        237  Xstrata plc ..................................         11,045
                                                               -----------
                                                                   109,463
                                                               -----------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL OPPORTUNITIES FUND
 JANUARY 31, 2007 (CONTINUED)


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
             UNITED STATES - 31.82%
        307  Abbott Laboratories ..........................    $    16,271
        403  Adobe Systems, Inc. * ........................         15,665
        179  ALLTEL Corp. .................................         10,971
        257  American Express Co. .........................         14,962
        156  American International
             Group, Inc. ..................................         10,678
        797  American Tower Corp.,
             Class A * ....................................         31,744
        130  Apple, Inc. * ................................         11,145
        640  Applebee`s International,
             Inc. .........................................         16,154
        193  Autodesk, Inc. * .............................          8,438
        613  C-COR, Inc. * ................................          8,392
        737  Cablevision Systems Corp. ....................         22,324
        459  CB Richard Ellis Group,
             Inc., Class A * ..............................         17,263
        313  Cisco Systems, Inc. * ........................          8,323
        299  CommScope, Inc. * ............................          9,661
        304  Corrections Corp.
             of America * .................................         14,811
        183  Digital River, Inc. * ........................          9,366
        245  Exelon Corp. .................................         14,697
        481  Foot Locker, Inc. ............................         10,794
        354  General Cable Corp. * ........................         15,268
        470  HEALTHSOUTH Corp. * ..........................         10,993
        440  Ingram Micro, Inc., Class A * ................          8,584
        240  Microchip Technology, Inc. ...................          8,342
        514  Microsoft Corp. ..............................         15,862
        299  Peabody Energy Corp. .........................         12,208
        211  PepsiCo, Inc. ................................         13,766
        380  Pilgrim`s Pride Corp. ........................         12,035
        256  Praxair, Inc. ................................         16,143
        364  The Brink`s Co. ..............................         22,623
        241  The Procter & Gamble Co. .....................         15,634
        534  The Williams Companies, Inc. .................         14,413
      1,081  Time Warner, Inc. ............................         23,641
        317  Wyeth ........................................         15,663
                                                               -----------
                                                                   456,834
                                                               -----------

             TOTAL COMMON STOCK ...........................      1,228,089
                                                               -----------
             (Cost $1,197,560)

PREFERRED STOCK - 0.63%

             KOREA - 0.63%
        222  Daelim Industrial Co., Ltd. ..................          9,121
                                                               -----------

             TOTAL PREFERRED STOCK ........................          9,121
                                                               -----------
             (Cost $9,306)

             TOTAL LONG-TERM
             INVESTMENTS ..................................      1,237,210
                                                               -----------
             (Cost $1,206,866)


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 8.93%

    128,169  Fidelity Institutional Money
             Market Funds - Prime
             Money Market Portfolio .......................    $   128,169
                                                               -----------

             TOTAL SHORT-TERM
             INVESTMENT ...................................        128,169
                                                               -----------
             (Cost $128,169)

TOTAL INVESTMENTS - 95.11% ................................      1,365,379
                                                               -----------
             (Cost $1,335,035)

NET OTHER ASSETS AND
             LIABILITIES - 4.89% ..........................         70,145
                                                               -----------

TOTAL NET ASSETS - 100.00% ................................    $ 1,435,524
                                                               ===========


        (a) Non-income producing security
        ADR American Depositary Receipt


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL OPPORTUNITIES FUND
JANUARY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Wireless Telecommunication Services.........       4.46%
Diversified Banks...........................       4.15
Communications Equipment....................       4.05
Integrated Telecommunication Services.......       3.53
Diversified Capital Markets.................       3.46
Electric Utilities..........................       3.20
Air Freight & Logistics.....................       3.15
Multi-line Insurance........................       2.99
Application Software........................       2.89
Real Estate Management & Development........       2.89
Diversified Commercial &
    Professional Services...................       2.61
Restaurants.................................       2.57
Movies & Entertainment......................       2.41
Investment Banking & Brokerage..............       2.39
Oil & Gas Equipment & Services..............       2.23
Pharmaceuticals.............................       2.22
Integrated Oil & Gas........................       2.11
Homebuilding................................       1.90
Diversified Metal & Mining..................       1.77
Coal & Consumable Fuels.....................       1.59
Construction & Engineering..................       1.59
Packaged Foods & Meats......................       1.58
Regional Banks..............................       1.43
Apparel, Accessories & Luxury Goods.........       1.36
Industrial Conglomerates....................       1.29
Hypermarkets & Super Centers................       1.26
Internet Software & Services................       1.19
Industrial Gases............................       1.11
Systems Software............................       1.11
Household Products..........................       1.09
Airlines....................................       1.08
Electric Components & Equipment.............       1.06
Consumer Finance............................       1.04
Drug Retail.................................       1.00
Oil & Gas Storage & Transportation..........       1.00



INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Industrial Machinery........................       0.99%
Soft Drinks.................................       0.96
Department Stores...........................       0.91
Computer Hardware...........................       0.78
Health Care Facilities......................       0.77
Apparel Retail..............................       0.75
Property & Casualty Insurance...............       0.74
Multi-Sector Holdings.......................       0.72
Construction Materials......................       0.70
Broadcasting & Cable TV.....................       0.68
Technology Distributors.....................       0.60
Electronic Equipment Manufacturing..........       0.59
Paper Packaging.............................       0.59
Semiconductors..............................       0.58
Marine......................................       0.55
Semiconductor Equipment.....................       0.51
                                                 -------
Long-Term Investments.......................      86.18
Short-Term Investment.......................       8.93
                                                 -------
Total Investments...........................      95.11
Net Other Assets and Liabilities............       4.89
                                                 -------
                                                 100.00%
                                                 =======

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL TECHNOLOGY FUND
JANUARY 31, 2007


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
COMMON STOCKS - 97.50%

             CHINA - 0.70%
     15,500  Solarfun Power Holdings
             Co., Ltd., ADR * .............................    $   232,965
      6,200  Trina Solar, Ltd., ADR * .....................        182,094
                                                               -----------
                                                                   415,059
                                                               -----------

             FINLAND - 3.24%
     87,684  Nokia Oyj ....................................      1,918,810
                                                               -----------

             FRANCE - 4.86%
     27,850  Aufeminin.com S.A. * .........................        940,125
     20,000  Parrot S.A. * ................................        852,391
     27,000  UbiSoft Entertainment S.A. * .................      1,085,625
                                                               -----------
                                                                 2,878,141
                                                               -----------

             HONG KONG - 3.78%
    576,000  Tencent Holdings, Ltd. .......................      2,239,063
                                                               -----------

             INDIA - 2.84%
     29,000  Infosys Technologies,
             Ltd. ADR .....................................      1,682,000
                                                               -----------

             JAPAN - 4.14%
     13,500  Canon, Inc. ..................................        710,350
    104,000  Epson Toyocom Corp. * ........................        708,386
      3,500  Nintendo Co., Ltd. ...........................      1,032,482
                                                               -----------
                                                                 2,451,218
                                                               -----------

             KOREA - 1.55%
      7,005  NHN Corp. * ..................................        920,359
                                                               -----------

             NETHERLANDS - 2.49%
     30,250  ASML Holding N.V. * ..........................        764,082
     16,999  TomTom N.V. * ................................        710,088
                                                               -----------
                                                                 1,474,170
                                                               -----------

             SWITZERLAND - 2.91%
     29,200  Logitech International S.A. * ................        833,514
      4,750  Roche Holding AG .............................        892,595
                                                               -----------
                                                                 1,726,109
                                                               -----------

             TAIWAN - 2.41%
    225,000  Asustek Computer, Inc. .......................        594,497
     61,541  Hon Hai Precision Industry
             Co., Ltd., GDR ...............................        836,342
                                                               -----------
                                                                 1,430,839
                                                               -----------


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
             UNITED KINGDOM - 3.01%
    369,000  ARM Holdings plc .............................    $   880,843
    310,000  Vodafone Group plc ...........................        901,404
                                                               -----------
                                                                 1,782,247
                                                               -----------

             UNITED STATES - 65.57%
     23,000  Accenture, Ltd., Class A .....................        868,250
     22,200  Adobe Systems, Inc. * ........................        862,914
     23,945  Amdocs, Ltd. * ...............................        830,413
     17,000  Anixter International, Inc. * ................        939,590
      8,900  Apple, Inc. * ................................        762,997
     67,000  Arris Group, Inc. * ..........................        952,740
     37,110  Autodesk, Inc. * .............................      1,622,449
     17,100  Automatic Data
             Processing, Inc. .............................        816,012
    101,650  Brocade Communications
             Systems, Inc. * ..............................        872,157
    140,533  C-COR, Inc. * ................................      1,923,897
     63,000  Cisco Systems, Inc. * ........................      1,675,170
     10,275  Cognizant Technology
             Solutions Corp. * ............................        876,355
     57,350  CommScope, Inc. * ............................      1,852,978
     29,100  Cymer, Inc. * ................................      1,228,893
     30,000  Dell, Inc. * .................................        727,350
     32,200  Digital River, Inc. * ........................      1,647,996
      4,807  Double-Take Software, Inc. * .................         60,760
     17,750  Electronic Arts, Inc. * ......................        887,500
    125,700  EMC Corp. * ..................................      1,758,543
     17,000  Garmin, Ltd. .................................        853,740
      1,740  Google, Inc., Class A * ......................        872,262
     40,250  Hewlett-Packard Co. ..........................      1,742,020
     43,500  Ingram Micro, Inc., Class A * ................        848,685
     39,500  Intel Corp. ..................................        827,920
      8,800  International Business
             Machines Corp. ...............................        872,520
      5,300  Isilon Systems, Inc. * .......................        122,377
     60,460  Marvell Technology
             Group, Ltd. * ................................      1,105,813
     24,205  Microchip Technology, Inc. ...................        841,366
     15,800  MICROS Systems, Inc. * .......................        889,540
     53,600  Microsoft Corp. ..............................      1,654,096
     19,550  Network Appliance, Inc. * ....................        735,080
     48,600  Oplink Communications,
             Inc. * .......................................        922,428
     45,950  Oracle Corp. * ...............................        788,502
     23,300  Tessera Technologies, Inc. * .................        890,992
     28,875  Texas Instruments, Inc. ......................        900,611
     18,650  Varian Semiconductor
             Equipment Associates, Inc. * .................        767,448
     47,500  VistaPrint, Ltd. * ...........................      2,046,775
                                                               -----------
                                                                38,849,139
                                                               -----------

             TOTAL LONG-TERM
             INVESTMENTS                                        57,767,154
                                                               -----------
             (Cost $50,554,874)


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL TECHNOLOGY FUND
JANUARY 31, 2007 (CONTINUED)


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.12%

  1,254,947  Fidelity Institutional Money
             Market Funds - Prime Money
             Market Portfolio .............................    $ 1,254,947
                                                               -----------

             TOTAL SHORT-TERM
             INVESTMENT ...................................      1,254,947
                                                               -----------
             (Cost $1,254,947)

TOTAL INVESTMENTS - 99.62% ................................     59,022,101
                                                               -----------
             (Cost $51,809,821)

NET OTHER ASSETS AND
             LIABILITIES - 0.38% ..........................        227,280
                                                               -----------

TOTAL NET ASSETS - 100.00%.................................    $59,249,381
                                                               ===========

          *  Non-income producing security
        ADR  American Depositary Receipt
        GDR  Global Depositary Receipts

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Communications Equipment....................      18.24%
Internet Software & Services................       9.58
Computer Storage & Peripheral...............       8.09
Semiconductors..............................       8.00
Computer Hardware...........................       6.93
Semiconductor Equipment.....................       6.16
IT Consulting & Other Services..............       5.99
Systems Software............................       5.73
Application Software........................       5.60
Home Entertainment Software.................       5.07
Internet Retail.............................       3.45
Technology Distributors.....................       3.02
Consumer Electronics........................       2.64
Publishing..................................       1.59
Wireless Telecommunication Services.........       1.52
Pharmaceuticals.............................       1.51
Electronic Equipment Manufacturing..........       1.41
Data Processing & Outsourced Services.......       1.38
Office Electronics..........................       1.20
Electric Components & Equipment.............       0.39
                                                 -------
Long-Term Investments.......................      97.50
Short-Term Investment.......................       2.12
                                                 -------
Total Investments...........................      99.62
Net Other Assets and Liabilities............       0.38
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2007



                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
COMMON STOCKS - 92.62%

              AUSTRALIA - 1.40%
   1,625,000  BHP Billiton, Ltd. (a)                        $   33,258,698
                                                            --------------

              CHINA - 3.49%
  38,106,000  China Coal Energy Co.,
              Class H *                                         28,844,703
  62,473,000  China Construction
              Bank (a)                                          36,643,471
  66,942,000  Shanghai Real
              Estate, Ltd.                                      17,439,310
                                                            --------------
                                                                82,927,484
                                                            --------------

              FRANCE - 8.92%
  12,000,000  Rhodia S.A. *                                     43,166,930
     400,000  Schneider Electric S.A.                           48,302,127
     896,042  Sodexho Alliance S.A. (a)                         62,538,676
     421,600  Vinci S.A. (a)                                    57,916,466
                                                            --------------
                                                               211,924,199
                                                            --------------

              GERMANY - 16.19%
     885,000  Bayer AG                                          52,136,581
     900,000  Beiersdorf AG                                     60,468,893
   1,185,000  Commerzbank AG                                    50,087,129
   2,135,000  Deutsche Post AG                                  65,670,560
     384,000  E.ON AG                                           52,170,676
     178,971  Puma AG Rudolf
              Dassler Sport                                     65,010,046
     850,000  SAP AG                                            39,228,860
                                                            --------------
                                                               384,772,745
                                                            --------------

              GREECE - 3.88%
     840,000  Coca-Cola Hellenic
              Bottling Co., S.A.                                33,610,773
   1,130,000  National Bank of
              Greece S.A.                                       58,469,555
                                                            --------------
                                                                92,080,328
                                                            --------------

              HONG KONG - 2.38%
   1,568,000  China Mobile, Ltd.                                14,433,290
   3,884,000  Hopson Development
              Holdings, Ltd.                                     9,430,055
  99,200,000  Neo-China Group
              (Holdings), Ltd.                                  15,118,390
   3,817,000  Tencent Holdings, Ltd. (a)                        14,837,683
   3,606,000  Tian An China
              Investments Co., Ltd. *                            2,632,208
                                                            --------------
                                                                56,451,626
                                                            --------------

              INDIA - 0.41%
     169,000  Infosys Technologies, Ltd.
              ADR (a)                                            9,802,000
                                                            --------------


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
              INDONESIA - 1.57%
  18,903,000  PT Indosat Tbk                                $   12,474,609
  23,800,000  PT Telekomunikasi
              Indonesia                                         24,846,500
                                                            --------------
                                                                37,321,109
                                                            --------------

              ITALY - 4.18%
   7,608,903  Parmalat SpA *                                    34,263,438
   2,665,000  Saipem SpA (a)                                    65,126,738
                                                            --------------
                                                                99,390,176
                                                            --------------

              JAPAN - 20.56%
   4,077,000  Daiwa Securities
              Group, Inc.                                       50,312,866
   9,600,000  Hino Motors, Ltd. (a)                             50,101,545
  12,949,000  Hokuhoku Financial
              Group, Inc. (a)                                   49,367,877
     328,050  Kappa Create Co., Ltd. (a)                         4,502,233
   1,495,000  Leopalace21 Corp.                                 47,846,248
     972,000  NSD Co., Ltd.                                     33,785,324
      30,690  NTT DoCoMo, Inc. (a)                              46,862,936
   6,700,000  Sekisui Chemical
              Co., Ltd. (a)                                     51,634,354
       5,350  Sumitomo Mitsui Financial
              Group, Inc. (a)                                   54,880,214
     631,800  TDK Corp. (a)                                     53,181,833
   3,064,000  Yamato Holdings Co.,
              Ltd. (a) 46,031,161
                                                            --------------
                                                               488,506,591
                                                            --------------

              KOREA - 2.86%
     479,038  Hyundai
              Development Co. *                                 25,328,322
     816,040  Shinhan Financial
              Group Co., Ltd. *                                 42,671,678
                                                            --------------
                                                                68,000,000
                                                            --------------

              NETHERLANDS - 0.44%
     415,000  ASML Holding N.V. *                               10,482,448
                                                            --------------

              NORWAY - 2.50%
   2,230,000  Statoil ASA                                       59,500,020
                                                            --------------

              SINGAPORE - 1.53%
   2,535,000  DBS Group
              Holdings, Ltd.                                    36,300,252
                                                            --------------

              SPAIN - 3.88%
   1,166,400  Industria de Diseno
              Textil S.A.                                       66,084,254
   1,200,000  Telefonica S.A.                                   26,197,322
                                                            --------------
                                                                92,281,576
                                                            --------------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2007 (CONTINUED)


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
              SWITZERLAND - 5.46%
   1,020,000  Adecco S.A. (a)                               $   65,531,299
     830,596  Kuehne & Nagel
              International AG                                  64,115,479
                                                            --------------
                                                               129,646,778
                                                            --------------

              TAIWAN - 2.10%
   1,687,000  Hon Hai Precision
              Industry Co., Ltd. GDR                            22,926,926
   2,474,587  Taiwan Semiconductor
              Manufacturing Co., Ltd.
              ADR (a)                                           26,997,744
                                                            --------------
                                                                49,924,670
                                                            --------------

              UNITED KINGDOM - 7.21%
   5,056,685  Capita Group plc                                  62,987,015
   6,800,000  Debenhams plc                                     22,144,115
   5,150,000  Hochschild Mining plc *                           39,663,329
   1,000,000  Xstrata plc                                       46,602,644
                                                            --------------
                                                               171,397,103
                                                            --------------

              UNITED STATES - 3.66%
     304,750  Autodesk, Inc. *                                  13,323,670
     465,000  Cisco Systems, Inc. *                             12,364,350
     389,204  CommScope, Inc. * (a)                             12,575,181
     269,850  Digital River, Inc. * (a)                         13,810,923
     605,575  Ingram Micro, Inc.,
              Class A *                                         11,814,768
     280,000  Microchip Technology, Inc.                         9,732,800
     433,150  Microsoft Corp.                                   13,367,009
                                                            --------------
                                                                86,988,701
                                                            --------------

              TOTAL                                          2,200,956,504
                                                            --------------
              (Cost $1,871,595,263)

PREFERRED STOCK - 2.67%

              GERMANY - 2.67%
     301,218  Fresenius AG                                      63,450,765
                                                            --------------

              TOTAL PREFERRED STOCK                             63,450,765
                                                            --------------
              (Cost $46,363,350)

              TOTAL LONG-TERM
              INVESTMENTS                                    2,264,407,269
                                                            --------------
              (Cost $1,917,958,613)


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 12.74%

 103,532,065  Fidelity Institutional
              Money Market Funds -
              Prime Money Market
              Portfolio                                     $  103,532,065
                                                            --------------

 199,246,082  State Street Navigator
              Securities Lending
              Prime Portfolio                                  199,246,082

              TOTAL SHORT-TERM
              INVESTMENTS                                      302,778,147
                                                            --------------
              (Cost $302,778,147)

TOTAL INVESTMENTS - 108.03%                                  2,567,185,416
                                                            --------------
              (Cost $2,220,736,760)

NET OTHER ASSETS AND
              LIABILITIES - (8.03)% .......................   (190,974,725)
                                                            --------------

TOTAL NET ASSETS - 100.00% ................................ $2,376,210,691
                                                            ==============

        (a) This security or a partial position of the security was on loan at January 31, 2007. The total value of securities on loan at January 31, 2007 was $191,263,866, which was collateralized by $199,246,082 invested in State Street Navigator Securities Lending Prime Portfolio Money Market Fund.

          *  Non-income producing security

        ADR  American Depositary Receipt

        GDR  Global Depositary Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Diversified Banks...........................      11.74%
Human Resources & Employment Services.......       5.41
Air Freight & Logistics.....................       4.70
Real Estate Management & Development........       3.89
Application Software........................       3.63
Construction & Engineering..................       3.50
Diversified Metal & Mining..................       3.36
Electronic Equipment Manufacturing..........       3.20
Restaurants.................................       2.82
Apparel Retail..............................       2.78
Footwear....................................       2.74
Oil & Gas Equipment & Services..............       2.74
Marine......................................       2.70
Health Care Equipment.......................       2.67
Integrated Telecommunication Services.......       2.67
Wireless Telecommunication Services.........       2.58
Personal Products...........................       2.55
Integrated Oil & Gas........................       2.50
Electric Utilities..........................       2.20
Diversified Chemicals.......................       2.19
Homebuilding................................       2.17
Investment Banking & Brokerage..............       2.12
Construction & Farm Machinery & Trucks......       2.11
Regional Banks..............................       2.08
Electric Components & Equipment.............       2.03
Specialty Chemicals.........................       1.82
Precious Metal & Mineral....................       1.67
Semiconductors..............................       1.55
Packaged Foods & Meats......................       1.44
Soft Drinks.................................       1.42
Coal & Consumable Fuels.....................       1.21
Internet Software & Services................       1.21
Communications Equipment....................       1.05
Department Stores...........................       0.93
Systems Software............................       0.56
Technology Distributors.....................       0.50
Semiconductor Equipment.....................       0.44
IT Consulting & Other Services..............       0.41
                                                 -------
Long-Term Investments.......................      95.29
Short-Term Investments......................      12.74
                                                 -------
Total Investments...........................     108.03
Net Other Assets and Liabilities............      (8.03)
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

JAPAN-ASIA FOCUS FUND
JANUARY 31, 2007


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
COMMON STOCKS - 95.01%

             AUSTRALIA - 1.26%
     50,000  BHP Billiton, Ltd. ...........................    $ 1,023,345
                                                               -----------

             CHINA - 2.62%
    700,000  China Coal Energy Co.,
             Class H * ....................................        529,872
  1,550,000  China Construction Bank ......................        909,151
    430,000  China COSCO Holdings
             Co., Ltd., Class H ...........................        314,159
  1,409,000  Shanghai Real Estate, Ltd. ...................        367,064
                                                               -----------
                                                                 2,120,246
                                                               -----------

             HONG KONG - 0.97%
  4,900,000  Neo-China Group
             (Holdings), Ltd. .............................        746,775
     51,000  Tian An China Investments
             Co., Ltd. * ..................................         37,228
                                                               -----------
                                                                   784,003
                                                               -----------

             INDONESIA - 1.06%
    820,000  PT Telekomunikasi Indonesia ..................        856,056
                                                               -----------

             JAPAN - 83.99%
     71,900  Aeon Co. Ltd. ................................      1,566,961
    356,000  Aioi Insurance Co., Ltd. .....................      2,478,946
    263,000  Asahi Kasei Corp. ............................      1,750,513
    212,000  Daiwa Securities Group, Inc. .................      2,616,220
    530,000  Furukawa-Sky
             Aluminum Corp. ...............................      2,678,292
    432,000  Hino Motors, Ltd. ............................      2,254,570
     94,190  Hitachi Systems &
             Services, Ltd. ...............................      2,071,477
    290,000  Hitachi, Ltd. ................................      1,950,558
    530,000  Hokuhoku Financial
             Group, Inc. ..................................      2,020,617
    205,500  Kanto Tsukuba Bank Ltd. * ....................      2,033,740
     85,700  Kappa Create Co., Ltd. .......................      1,176,166
     75,600  Leopalace21 Corp. ............................      2,419,516
        297  Mitsubishi UFJ Financial
             Group, Inc. ..................................      3,606,520
    373,000  NEC Corp. ....................................      1,886,039
     94,000  Nikko Cordial Corp. ..........................        931,232
        293  Nippon Paper Group, Inc. .....................      1,116,482
    397,000  Nishi-Nippon City Bank, Ltd. .................      1,685,906
     39,100  Nissha Printing Co., Ltd .....................      1,244,585
     50,300  NS Solutions Corp. ...........................      1,418,963
     40,400  NSD Co., Ltd. ................................      1,404,246
      1,329  NTT DoCoMo, Inc. .............................      2,029,353
     72,600  Otsuka Kagu Ltd. .............................      2,176,281
    450,000  Sekisui Chemical Co., Ltd. ...................      3,467,979
      9,100  SMC Corp. ....................................      1,312,693
        359  Sumitomo Mitsui Financial
             Group, Inc. ..................................      3,682,616



                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
             JAPAN - (continued)
    135,000  Tadano, Ltd. .................................    $ 1,625,460
     36,500  Takefuji Corp. ...............................      1,471,163
     33,900  TDK Corp. ....................................      2,853,536
     91,300  Tohokushinsha Film Corp. .....................        789,351
     48,030  Token Corp. ..................................      3,183,767
    109,600  Toyo Seikan Kaisha, Ltd. .....................      1,997,017
    785,000  Ube Industries, Ltd. .........................      2,509,634
    171,000  Yamato Holdings Co., Ltd. ....................      2,568,971
                                                               -----------
                                                                67,979,370
                                                               -----------

             KOREA - 2.00%
      1,656  Lotte Shopping Co., Ltd. .....................        644,566
      4,000  Lotte Shopping Co.,
             Ltd., GDR * ..................................         78,001
     17,085  Shinhan Financial Group
             Co., Ltd. * ..................................        893,395
                                                               -----------
                                                                 1,615,962
                                                               -----------

             SINGAPORE - 1.43%
     80,900  DBS Group Holdings, Ltd. .....................      1,158,458
                                                               -----------

             TAIWAN - 1.68%
     50,000  Hon Hai Precision Industry
             Co., Ltd. GDR ................................        679,518
     62,494  Taiwan Semiconductor
             Manufacturing Co., Ltd. ......................        681,809
                                                               -----------
                                                                 1,361,327
                                                               -----------

             TOTAL LONG-TERM
             INVESTMENTS ..................................     76,898,767
                                                               -----------
             (Cost $75,788,655)


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

JAPAN-ASIA FOCUS FUND
JANUARY 31, 2007 (CONTINUED)


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.90%

  3,156,875  Fidelity Institutional Money
             Market Funds - Prime Money
             Market Portfolio .............................    $ 3,156,875
                                                               -----------

             TOTAL SHORT-TERM
             INVESTMENT ...................................      3,156,875
                                                               -----------
             (Cost $3,156,875)

TOTAL INVESTMENTS - 98.91% ................................     80,055,642
                                                               -----------
             (Cost $78,945,530)

NET OTHER ASSETS AND
             LIABILITIES - 1.09% ..........................        885,036
                                                               -----------

TOTAL NET ASSETS - 100.00%.................................    $80,940,678
                                                               ===========

          *  Non-income producing security
        GDR  Global Depositary Receipts




OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Diversified Banks...........................      12.67%
Homebuilding................................       8.22
Regional Banks..............................       7.09
Electronic Equipment Manufacturing..........       6.78
Construction & Farm Machinery & Trucks......       4.79
Real Estate Management & Development........       4.41
Investment Banking & Brokerage..............       4.38
IT Consulting & Other Services..............       4.31
Aluminum....................................       3.31
Air Freight & Logistics.....................       3.17
Diversified Chemicals.......................       3.10
Property & Casualty Insurance...............       3.06
Home Furnishing Retail......................       2.69
Wireless Telecommunication Services.........       2.51
Metal & Glass Containers....................       2.47
Computer Hardware...........................       2.33
Commodity Chemicals.........................       2.16
Hypermarkets & Super Centers................       1.94
Consumer Finance............................       1.82
Application Software........................       1.74
Industrial Machinery........................       1.62
Commercial Printing.........................       1.54
Restaurants.................................       1.45
Paper Products..............................       1.38
Diversified Metal & Mining..................       1.26
Integrated Telecommunication Services.......       1.06
Movies & Entertainment......................       0.98
Department Stores...........................       0.89
Semiconductors..............................       0.84
Coal & Consumable Fuels.....................       0.65
Marine......................................       0.39
                                                 -------
Long-Term Investments.......................      95.01
Short-Term Investment.......................       3.90
                                                 -------
Total Investments...........................      98.91
Net Other Assets and Liabilities............       1.09
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

US FOCUS FUND
JANUARY 31, 2007


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
COMMON STOCKS - 96.16%

             AIRLINES - 3.02%
     14,035  ACE Aviation Holdings, Inc.,
             Class A (Canada) * ...........................    $   406,691
                                                               -----------

             BEVERAGES - 2.93%
      6,059  PepsiCo, Inc. ................................        395,289
                                                               -----------

             CHEMICALS - 2.83%
      6,059  Praxair, Inc. ................................        382,081
                                                               -----------

             COMMERCIAL
             SERVICES & SUPPLIES - 6.23%
      8,520  Corrections Corporation
             of America * .................................        415,094
      6,833  The Brink's Co. ..............................        424,671
                                                               -----------
                                                                   839,765
                                                               -----------

             COMMUNICATIONS
             EQUIPMENT - 2.94%
     10,849  C-COR, Inc. * ................................        148,523
      4,529  Cisco Systems, Inc. * ........................        120,426
      3,963  CommScope, Inc. * ............................        128,045
                                                               -----------
                                                                   396,994
                                                               -----------

             COMPUTER &
             PERIPHERAL - 2.01%
      3,166  Apple, Inc. * ................................        271,421
                                                               -----------

             CONSTRUCTION &
             ENGINEERING - 2.93%
     13,443  SNC-Lavalin Group, Inc.
             (Canada) .....................................        395,134
                                                               -----------

             CONSUMER FINANCE - 2.78%
      6,438  American Express Co. .........................        374,820
                                                               -----------

             ELECTRIC UTILITIES - 2.78%
      6,248  Exelon Corp. .................................        374,818
                                                               -----------

             ELECTRICAL EQUIPMENT - 2.88%
      8,993  General Cable Corp. * ........................        387,868
                                                               -----------

             ELECTRONIC EQUIPMENT &
             INSTRUMENTS - 0.86%
      5,944  Ingram Micro, Inc., Class A * ................        115,968
                                                               -----------

             ENERGY EQUIPMENT &
             SERVICES - 2.87%
      9,726  Compagnie Generale de
             Geophysique-Veritas, ADR
             (France) * ...................................        386,220
                                                               -----------


                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------

             FOOD & STAPLES RETAILING - 2.76%
      8,710  Shoppers Drug Mart Corp.
             (Canada) .....................................    $   372,292
                                                               -----------

             FOOD PRODUCTS - 3.07%
     13,066  Pilgrim's Pride Corp. ........................        413,800
                                                               -----------

             HEALTH CARE PROVIDERS &
             SERVICES - 2.95%
     16,987  HEALTHSOUTH Corp. * ..........................        397,326
                                                               -----------

             HOTELS, RESTAURANTS &
             LEISURE - 3.14%
     16,797  Applebee's International, Inc. ...............        423,956
                                                               -----------

             HOUSEHOLD PRODUCTS - 2.92%
      6,059  The Procter & Gamble Co. .....................        393,047
                                                               -----------

             INSURANCE - 2.74%
      5,396  American International
             Group, Inc. ..................................        369,356
                                                               -----------

             INTERNET RETAIL - 1.18%
      3,680  VistaPrint, Ltd. * ...........................        158,571
                                                               -----------

             INTERNET SOFTWARE &
             SERVICES - 0.79%
      2,076  Digital River, Inc. * ........................        106,250
                                                               -----------

             MEDIA - 6.16%
     13,760  Cablevision Systems Corp. ....................        416,790
     18,885  Time Warner, Inc. ............................        413,015
                                                               -----------
                                                                   829,805
                                                               -----------

             METAL & MINING - 2.78%
     10,913  Lundin Mining Corp.
             (Canada) * ...................................        374,369
                                                               -----------

             OIL, GAS & CONSUMABLE
             FUELS - 5.30%
      8,426  Peabody Energy Corp. .........................        344,033
     13,736  The Williams Companies, Inc. .................        370,735
                                                               -----------
                                                                   714,768
                                                               -----------

             PHARMACEUTICALS - 6.12%
      8,142  Abbott Laboratories ..........................        431,526
      7,952  Wyeth ........................................        392,908
                                                               -----------
                                                                   824,434
                                                               -----------

             REAL ESTATE MANAGEMENT &
             DEVELOPMENT - 3.28%
     11,739  CB Richard Ellis Group, Inc.,
             Class A * ....................................        441,504
                                                               -----------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

US FOCUS FUND
JANUARY 31, 2007 (CONTINUED)

                                                                   VALUE
   SHARES                                                         (NOTE 2)
--------------------------------------------------------------------------
             SEMICONDUCTOR &
             SEMICONDUCTOR
             EQUIPMENT - 1.65%
      2,548  Cymer, Inc. * ................................    $   107,602
      3,300  Microchip Technology, Inc. ...................        114,708
                                                               -----------
                                                                   222,310
                                                               -----------

             SOFTWARE - 7.48%
      9,561  Adobe Systems, Inc. * ........................        371,636
      3,019  Autodesk, Inc. * .............................        131,991
     16,375  Microsoft Corp. ..............................        505,332
                                                               -----------
                                                                 1,008,959
                                                               -----------

             SPECIALTY RETAIL - 2.78%
     16,702  Foot Locker, Inc. ............................        374,793
                                                               -----------

             WIRELESS TELECOMMUNICATION
             SERVICES - 6.00%
      6,738  Alltel Corp. .................................        412,972
      9,940  American Tower Corp.,
             Class A * ....................................        395,910
                                                               -----------
                                                                   808,882
                                                               -----------

             TOTAL LONG-TERM
             INVESTMENTS ..................................     12,961,491
                                                               -----------
             (Cost $12,384,110)

SHORT-TERM INVESTMENT - 3.33%

    449,430  Fidelity Institutional Money
             Market Funds - Prime Money
             Market Portfolio .............................        449,430
                                                               -----------

             TOTAL SHORT-TERM
             INVESTMENT ...................................        449,430
                                                               -----------
             (Cost $449,430)

TOTAL INVESTMENTS - 99.49% ................................     13,410,921
                                                               -----------
             (Cost $12,833,540)

NET OTHER ASSETS AND
             LIABILITIES - 0.51% ..........................         68,762
                                                               -----------

TOTAL NET ASSETS - 100.00%.................................    $13,479,683
                                                               ===========


          *  Non-income producing security
        ADR  American Depositary Receipt


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)
WORLDWIDE INCOME FUND
JANUARY 31, 2007

       FACE                                                                                                      VALUE
      AMOUNT                                                                     COUPON      MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 55.66%

                  BELGIUM - 2.46%
USD      327,000  Telenet Group Holding N.V. (a) (b) .......................    0/11.500%     6/15/14        $   297,570
EUR      600,000  WDAC Subsidiary Corp. ....................................       8.500      12/1/14            838,705
                                                                                                             -----------
                                                                                                               1,136,275
                                                                                                             -----------

                  BERMUDA - 0.22%
USD      100,000  Catlin Insurance Co., Ltd. (a) ...........................       7.249      1/19/17            101,193
                                                                                                             -----------

                  DENMARK - 1.45%
EUR      500,000  FS Funding AS (d) ........................................      10.212      5/15/16            667,967
                                                                                                             -----------

                  FRANCE - 3.59%
USD      400,000  AXA S.A. (c) .............................................       7.100      11/7/08            403,852
EUR      200,000  Belvedere S.A. (a) (d) ...................................       6.837      5/15/13            268,164
EUR      400,000  Crown European Holdings S.A. .............................       6.250       9/1/11            544,800
EUR      300,000  Ray Acquisition SCA ......................................       9.375      3/15/15            443,790
                                                                                                             -----------
                                                                                                               1,660,606
                                                                                                             -----------

                  GERMANY - 2.83%
EUR      400,000  Cognis GmbH ..............................................       9.500      5/15/14            577,384
EUR      200,000  Escada AG (d) ............................................       7.500       4/1/12            281,523
USD      400,000  Kabel Deutschland GmbH ...................................      10.625       7/1/14            448,500
                                                                                                             -----------
                                                                                                               1,307,407
                                                                                                             -----------

                  GREECE - 0.87%
EUR      300,000  Hellas Telecommunications Luxembourg V (d) ...............       7.257     10/15/12            403,224
                                                                                                             -----------

                  IRELAND - 2.08%
EUR      300,000  BCM Ireland Finance, Ltd. (a) (d) ........................       8.587      8/15/16            408,111
EUR      150,000  JSG Funding plc ..........................................      10.125      10/1/12            213,098
EUR      250,000  Ono Finance II ...........................................       8.000      5/16/14            341,315
                                                                                                             -----------
                                                                                                                 962,524
                                                                                                             -----------

                  ITALY - 3.73%
EUR      600,000  Lighthouse International Co., S.A. .......................       8.000      4/30/14            855,323
USD      750,000  Wind Acquisition Finance S.A. (a) ........................      10.750      12/1/15            868,125
                                                                                                             -----------
                                                                                                               1,723,448
                                                                                                             -----------

                  NETHERLANDS - 3.18%
USD      400,000  Allianz Finance II B.V. (c) ..............................       7.250      3/10/08            405,213
EUR      400,000  Culligan Finance Corp. ...................................       8.000      10/1/14            564,350
USD      500,000  Impress Holdings B.V. (a) ................................       8.585      9/15/13            502,500
                                                                                                             -----------
                                                                                                               1,472,063
                                                                                                             -----------

                  NORWAY - 1.35%
EUR      200,000  Nordic Telephone Company ApS .............................       8.250       5/1/16            287,714
EUR      250,000  Nordic Telephone Company ApS (d) .........................       9.281       5/1/16            337,242
                                                                                                             -----------
                                                                                                                 624,956
                                                                                                             -----------

                  POLAND - 1.54%
EUR      500,000  Central European Distribution Corp. ......................       8.000      7/25/12            710,651
                                                                                                             -----------

                  RUSSIA - 0.66%
USD      300,000  VTB Capital S.A. (a) .....................................       6.250      6/30/35            303,000
                                                                                                             -----------

                       See Notes to Financial Statements.


                                       35


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

WORLDWIDE INCOME FUND
JANUARY 31, 2007 (CONTINUED)
       FACE                                                                                                      VALUE
      AMOUNT                                                                     COUPON      MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  SPAIN - 2.07%
EUR      300,000  Cirsa Finance Luxembourg S.A. ............................       8.750%     5/15/14        $   400,780
EUR      400,000  Codere Finance Luxembourg S.A. ...........................       8.250      6/15/15            556,530
                                                                                                             -----------
                                                                                                                 957,310
                                                                                                             -----------

                  UKRAINE - 1.80%
USD      800,000  City of Kiev .............................................       8.000      11/6/15            831,920
                                                                                                             -----------

                  UNITED KINGDOM - 11.90%
GBP      350,000  Allied Domecq Financial Services plc .....................       6.625      6/12/14            702,301
GBP      450,000  Corus Finance plc ........................................       6.750      5/20/08            892,955
GBP      350,000  EMI Group plc ............................................       9.750      5/20/08            718,313
EUR      400,000  FKI plc ..................................................       6.625      2/22/10            546,886
EUR      260,000  Invensys plc .............................................       9.875      3/15/11            374,452
GBP      400,000  NTL Cable plc ............................................       9.750      4/15/14            831,067
USD      500,000  Old Mutual Capital Funding (c) ...........................       8.000     12/22/08            520,000
GBP      400,000  Pipe Holding plc .........................................       7.750      11/1/11            817,315
USD      100,000  Standard Chartered plc (a) (c) ...........................       6.409      1/30/17             98,550
                                                                                                             -----------
                                                                                                               5,501,839
                                                                                                             -----------

                  UNITED STATES - 15.93%
USD      200,000  AXA S.A. (a) (c) .........................................       6.463     12/14/18            195,687
USD      350,000  BNP Paribas Capital Trust V (c) ..........................       7.200      6/30/07            351,953
GBP      350,000  Constellation Brands, Inc. ...............................       8.500     11/15/09            727,184
USD      250,000  Freescale Semiconductor, Inc. (a) ........................       8.875     12/15/14            250,000
EUR      450,000  Fresenius Medical Care Capital
                  Trust V (Preferred) ......................................       7.375      6/15/11            640,759
GBP      350,000  HCA, Inc. ................................................       8.750      11/1/10            709,993
USD      550,000  Hertz Corp. ..............................................       8.875       1/1/14            587,125
USD      150,000  Hertz Corp. ..............................................      10.500       1/1/16            169,500
EUR      450,000  Huntsman International LLC (b) ...........................       7.500       1/1/15            629,029
USD      700,000  Levi Strauss & Co. .......................................      12.250     12/15/12            777,875
USD      600,000  Nell AF Sarl (a) .........................................       8.375      8/15/15            622,500
EUR      400,000  Rockwood Specialties Group, Inc. .........................       7.625     11/15/14            559,789
USD      500,000  Sungard Data Systems, Inc. (a) ...........................      10.250      8/15/15            540,000
GBP      300,000  WMG Acquisition Corp. ....................................       8.125      4/15/14            605,618
                                                                                                             -----------
                                                                                                               7,367,012
                                                                                                             -----------

                  TOTAL CORPORATE BONDS ....................................                                  25,731,395
                                                                                                             -----------
                  (Cost $24,555,824)

FOREIGN SOVEREIGN BONDS - 28.85%

                  ARGENTINA - 1.67%
USD    1,075,000  Republic of Argentina (d) ................................       5.475       8/3/12            772,387
                                                                                                             -----------

                  BRAZIL - 3.00%
USD    1,100,000  Federal Republic of Brazil ...............................      10.500      7/14/14          1,388,750
                                                                                                             -----------

                  COLUMBIA - 2.44%
USD      995,000  Republic of Columbia .....................................       8.250     12/22/14          1,126,837
                                                                                                             -----------

                  DOMINICAN REPUBLIC - 2.45%
USD      983,680  Dominican Republic .......................................       9.040      1/23/18          1,131,232
                                                                                                             -----------

                  EL SALVADOR - 2.52%
USD    1,050,000  Republic of El Salvador ..................................       8.500      7/25/11          1,163,925
                                                                                                             -----------

                       See Notes to Financial Statements.


                                       36


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

WORLDWIDE INCOME FUND
JANUARY 31, 2007 (CONTINUED)

       FACE                                                                                                      VALUE
      AMOUNT                                                                     COUPON      MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  INDONESIA - 0.90%
USD      400,000  Republic of Indonesia ....................................       6.750%     3/10/14         $  415,388
                                                                                                             -----------

                  MEXICO - 1.07%
USD      500,000  United Mexican States ....................................       5.625      1/15/17            494,750
                                                                                                             -----------

                  PANAMA - 2.14%
USD      520,000  Republic of Panama .......................................       7.250      3/15/15            559,000
USD      400,000  Republic of Panama .......................................       7.250      3/15/15            430,000
                                                                                                             -----------
                                                                                                                 989,000
                                                                                                             -----------

                  PERU - 2.71%
USD    1,000,000  Republic of Peru .........................................       9.875       2/6/15          1,252,500
                                                                                                             -----------

                  PHILIPPINES - 2.49%
USD    1,025,000  Republic of Philippines ..................................       8.000      1/15/16          1,151,844
                                                                                                             -----------

                  TURKEY - 3.17%
USD    1,000,000  Republic of Turkey .......................................       9.000      6/30/11          1,116,250
USD      300,000  Republic of Turkey .......................................       9.500      1/15/14            349,875
                                                                                                             -----------
                                                                                                               1,466,125
                                                                                                             -----------

                  URUGUAY - 2.87%
USD    1,100,000  Republic of Uruguay ......................................       9.250      5/17/17          1,329,900
                                                                                                             -----------

                  VENEZUELA - 1.42%
USD      600,000  Republic of Venezuela ....................................       8.500      10/8/14            657,000
                                                                                                             -----------

                  TOTAL FOREIGN SOVEREIGN BONDS ............................                                  13,339,638
                                                                                                             -----------
                  (Cost $12,993,807)

                  TOTAL CORPORATE AND FOREIGN SOVEREIGN BONDS ..............                                  39,071,033
                                                                                                             -----------
                  (Cost $37,549,631)

COMMON STOCKS - 13.47%
      SHARES
----------------
                  AUSTRALIA - 1.23%
          13,558  Energy Resources of Australia, Ltd. ......................                                     218,887
         160,000  Telstra Corp., Ltd. * ....................................                                     347,894
                                                                                                             -----------
                                                                                                                 566,781
                                                                                                             -----------

                  FRANCE - 0.79%
           2,653  Sodexho Alliance S.A. ....................................                                     185,164
           3,681  Suez SA ..................................................                                     180,439
                                                                                                             -----------
                                                                                                                 365,603
                                                                                                             -----------

                  GERMANY - 0.71%
           3,000  Siemens AG ...............................................                                     330,438
                                                                                                             -----------

                  ITALY - 0.25%
          10,740  Enel SpA .................................................                                     113,664
                                                                                                             -----------

                  NETHERLANDS - 0.52%
           5,500  ING Groep N.V. ...........................................                                     240,501
                                                                                                             -----------

                       See Notes to Financial Statements.


                                       37


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

WORLDWIDE INCOME FUND
JANUARY 31, 2007 (CONTINUED)

                                                                                                                 VALUE
      SHARES                                                                                                   (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  SINGAPORE - 0.63%
         128,500  Singapore Telecommunications, Ltd. .......................                                 $   292,863
                                                                                                             -----------

                  SOUTH AFRICA - 0.36%
           8,775  Nedbank Group Ltd. .......................................                                     167,675
                                                                                                             -----------

                  UNITED KINGDOM - 5.46%
           9,413  Alliance & Leicester plc .................................                                     198,622
           7,500  Aviva plc ................................................                                     120,976
          24,000  Barclays plc .............................................                                     348,930
          21,342  BP plc ...................................................                                     224,119
           7,596  British American Tobacco plc .............................                                     230,424
          27,902  GKN plc ..................................................                                     175,421
           8,750  Imperial Tobacco Group plc ...............................                                     357,231
          30,000  Lloyds TSB Group plc .....................................                                     342,742
           9,000  Royal Bank of Scotland Group plc .........................                                     361,603
           5,573  Scottish & Southern Energy plc ...........................                                     163,801
                                                                                                             -----------
                                                                                                               2,523,869
                                                                                                             -----------

                  UNITED STATES - 3.52%
           2,643  Altria Group, Inc. .......................................                                     230,972
           4,104  Bank of America Corp. ....................................                                     215,788
           4,558  Citigroup, Inc. ..........................................                                     251,283
           5,020  H.J. Heinz Co. ...........................................                                     236,542
           2,686  Merck & Co., Inc. ........................................                                     120,199
           4,211  Pfizer, Inc. .............................................                                     110,497
           4,558  Progress Energy, Inc. ....................................                                     216,687
           6,387  Verizon Communications, Inc. .............................                                     246,027
                                                                                                             -----------
                                                                                                               1,627,995
                                                                                                             -----------

                  TOTAL COMMON STOCK .......................................                                   6,229,389
                                                                                                             -----------
                  (Cost $6,004,837)

                  TOTAL LONG-TERM INVESTMENTS ..............................                                  45,300,422
                                                                                                             -----------
                  (Cost $43,554,468)

SHORT-TERM INVESTMENT - 1.56%

         719,965  Fidelity Institutional Money Market Funds - Prime
                  Money Market Portfolio ...................................                                     719,965
                                                                                                             -----------

                  TOTAL SHORT-TERM INVESTMENT ..............................                                     719,965
                                                                                                             -----------
                  (Cost $719,965)

TOTAL INVESTMENTS - 99.54% .................................................                                  46,020,387
                                                                                                             -----------
                  (Cost $44,274,433)

NET OTHER ASSETS AND LIABILITIES - 0.46% ...................................                                     213,729
                                                                                                             -----------

TOTAL NET ASSETS - 100.00% .................................................                                 $46,234,116
                                                                                                             ===========

(a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a step coupon bond where the coupon increases on a predetermined date.

(c) Maturity date is perpetual. Maturity date presented represents the next call date.

(d) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes.

*    Non-income producing security

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

WORLDWIDE INCOME FUND
JANUARY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Sovereign...................................      28.85%
Banking.....................................       7.27
Chemicals...................................       5.17
Telecommunication - Integrated..............       4.49
Steel Production............................       3.70
Beverage....................................       3.67
Media - Diversified.........................       3.40
Health Services.............................       2.92
Packaging...................................       2.73
Insurance...................................       2.65
Media - Cable...............................       2.54
Telecommunication - Wireless................       2.41
Apparel/Textiles............................       2.29
Environmental...............................       2.09
Diversified Capital.........................       1.99
Media Services..............................       1.95
Investment Banking & Brokerage..............       1.89
Advertising.................................       1.81
Tobacco.....................................       1.77
Support Services............................       1.64
Trading Company & Distribution..............       1.54
Building Products...........................       1.45
Electric Utilities..........................       1.43
Gaming......................................       1.20
Software/Services...........................       1.17
Broadcasting & Cable TV.....................       0.97
Food & Staples Retailing....................       0.91
Energy Equipment & Services.................       0.84
Technology Distributors.....................       0.71
Integrated Energy...........................       0.64
Electronics.................................       0.54
Pharmaceuticals.............................       0.50
Metals & Mining.............................       0.47
Automotive Retail...........................       0.38
                                                 -------
Long-Term Investments.......................      97.98
Short-Term Investment.......................       1.56
                                                 -------
Total Investments...........................      99.54
Net Other Assets and Liabilities............       0.46
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2007

                                                                EUROPEAN           GLOBAL EQUITY                 GLOBAL
                                                                   FOCUS                  INCOME          OPPORTUNITIES
                                                                    FUND                    FUND                   FUND
==========================================================================================================================
ASSETS:
Investments, at value
   Securities                                               $703,659,892             $20,961,655             $1,237,210
   Short-Term investments                                     80,759,268               1,210,257                128,169
--------------------------------------------------------------------------------------------------------------------------
Total investments, at value                                  784,419,160              22,171,912              1,365,379
Foreign cash, at value                                         2,653,471                  12,600                  2,219
Dividends and interest receivable                                439,292                  26,567                  1,100
Receivable from investment adviser                                    --                      --                  3,166
Receivable for investment securities sold                     20,047,814                 614,219                  9,806
Receivable for fund shares sold                               10,810,887               3,380,743                117,757
Prepaid expenses and other assets                                 49,108                  40,792                 39,999
--------------------------------------------------------------------------------------------------------------------------
   Total Assets                                              818,419,732              26,246,833              1,539,426
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                    5,920,275               3,072,795                 71,716
Payable for collateral on securities loaned                           --                      --                     --
Payable for fund shares redeemed                                 505,572                  75,234                     --
Foreign cash payable, at value                                        --                      --                     --
Payable to custodian                                                  --                      --                  6,302
Payable for dividends                                                 --                      --                     --
Payable to investment adviser                                    747,190                  21,145                  1,711
Payable for 12b-1 distribution and service fees                  298,824                   5,585                    313
Forward foreign currency contracts                                    --                      --                     --
Accrued expenses and other payables                              339,007                  15,631                 23,860
--------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                           7,810,868               3,190,390                103,902
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $810,608,864             $23,056,443             $1,435,524
==========================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                             $605,554,928             $22,950,578             $1,398,789
Accumulated undistributed net investment income/(loss)        (3,108,514)                 21,691                 (1,352)
Accumulated net realized gain/(loss) on investments           41,806,639                (157,280)                 7,758
Net unrealized appreciation of investments
   and foreign currency translations                         166,355,811                 241,454                 30,329
--------------------------------------------------------------------------------------------------------------------------
                                                            $810,608,864             $23,056,443             $1,435,524
==========================================================================================================================
NET ASSETS:
Class A Shares                                              $583,970,138             $14,429,598             $1,133,812
==========================================================================================================================
Class B Shares                                                49,377,010                    N/A                     N/A
==========================================================================================================================
Class C Shares                                               177,261,716               8,626,845                301,712
==========================================================================================================================
Class R Shares                                                       N/A                     N/A                    N/A
==========================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)        17,343,353               1,401,213                108,703
==========================================================================================================================
Class B Shares (unlimited number of shares authorized)         1,525,878                    N/A                     N/A
==========================================================================================================================
Class C Shares (unlimited number of shares authorized)         5,478,193                 838,572                 28,964
==========================================================================================================================
Class R Shares (unlimited number of shares authorized)               N/A                     N/A                    N/A
==========================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                    $33.67                  $10.30                 $10.43
==========================================================================================================================
Maximum sales charge *                                             5.75%                   5.75%                  5.75%
Maximum offering price per share                                  $35.72                  $10.93                 $11.07
==========================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                      $32.36                     N/A                    N/A
==========================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                      $32.36                  $10.29                 $10.42
==========================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                         N/A                     N/A                    N/A
==========================================================================================================================
Investments, at cost                                        $618,068,393             $21,928,278             $1,335,035
==========================================================================================================================
Foreign cash, at cost                                         $2,679,754                 $12,520                 $2,215
==========================================================================================================================


HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2007 (CONTINUED)

                                                             GLOBAL     INTERNATIONAL      JAPAN-ASIA             US      WORLDWIDE
                                                         TECHNOLOGY     OPPORTUNITIES           FOCUS          FOCUS         INCOME
                                                               FUND              FUND            FUND           FUND           FUND
====================================================================================================================================
ASSETS:
Investments, at value
   Securities                                           $57,767,154    $2,264,407,269     $76,898,767    $12,961,491    $45,300,422
   Short-Term investments                                 1,254,947       302,778,147       3,156,875        449,430        719,965
------------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                              59,022,101     2,567,185,416      80,055,642     13,410,921     46,020,387
Foreign cash, at value                                           38                --           9,394         69,877          4,474
Dividends and interest receivable                            32,907           834,554          44,835          9,747        712,738
Receivable from investment adviser                              741                --           1,512         17,447         19,203
Receivable for investment securities sold                   710,519        27,826,445           9,429         64,179        255,557
Receivable for fund shares sold                             572,519        28,561,529       1,730,805         27,000        182,930
Prepaid expenses and other assets                            18,971           104,972          22,404         11,254         17,895
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                          60,357,796     2,624,512,916      81,874,021     13,610,425     47,213,184
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                 942,706        38,358,423         682,356         64,179        100,176
Payable for collateral on securities loaned                      --       199,246,082              --             --             --
Payable for fund shares redeemed                             28,924         2,002,478          87,503         16,747        592,396
Foreign cash payable, at value                                   --         2,541,743              --             --             --
Payable to custodian                                             --         2,009,636              --             --             --
Payable for dividends                                            --                --              --             --        107,451
Payable to investment adviser                                56,454         2,271,721          74,356         13,223         40,534
Payable for 12b-1 distribution and service fees              23,591         1,003,615          32,000          5,129         23,649
Forward foreign currency contracts                               --                --              --             --         74,721
Accrued expenses and other payables                          56,740           868,527          57,128         31,464         40,141
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                      1,108,415       248,302,225         933,343        130,742        979,068
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $59,249,381    $2,376,210,691     $80,940,678    $13,479,683    $46,234,116
====================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                         $54,102,353    $1,973,545,884     $80,949,802    $11,306,217    $45,029,462
Accumulated undistributed net investment income/(loss)     (424,704)      (11,567,688)       (550,774)       (62,863)        46,632
Accumulated net realized gain/(loss) on investments      (1,640,831)       67,837,975        (565,957)     1,658,614       (518,078)
Net unrealized appreciation of investments
   and foreign currency translations                      7,212,563       346,394,520       1,107,607        577,715      1,676,100
------------------------------------------------------------------------------------------------------------------------------------
                                                        $59,249,381    $2,376,210,691     $80,940,678    $13,479,683    $46,234,116
====================================================================================================================================
NET ASSETS:
Class A Shares                                          $40,345,468    $1,518,168,272     $53,710,593     $9,852,031    $24,556,957
====================================================================================================================================
Class B Shares                                            1,731,832       104,229,576             N/A      1,056,855      5,741,074
====================================================================================================================================
Class C Shares                                           17,172,081       753,543,452      27,230,085      2,570,797     15,936,085
====================================================================================================================================
Class R Shares                                                  N/A           269,391             N/A            N/A            N/A
====================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)    2,817,213        63,724,330       5,375,536        890,425      2,194,268
====================================================================================================================================
Class B Shares (unlimited number of shares authorized)       125,481        4,538,643             N/A         97,399        514,046
====================================================================================================================================
Class C Shares (unlimited number of shares authorized)    1,247,430        32,828,309       2,744,018        236,843      1,424,265
====================================================================================================================================
Class R Shares (unlimited number of shares authorized)          N/A            11,355             N/A            N/A            N/A
====================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share               $14.32            $23.82           $9.99         $11.06         $11.19
====================================================================================================================================
Maximum sales charge *                                        5.75%             5.75%           5.75%          5.75%          4.75%
Maximum offering price per share                             $15.19            $25.27          $10.60         $11.73         $11.75
====================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                 $13.80            $22.96             N/A         $10.85         $11.17
====================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                 $13.77            $22.95           $9.92         $10.85         $11.19
====================================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                    N/A            $23.72             N/A            N/A            N/A
====================================================================================================================================
Investments, at cost                                    $51,809,821    $2,220,736,760     $78,945,530    $12,833,540    $44,274,433
====================================================================================================================================
Foreign cash, at cost                                           $38       $(2,567,878)         $9,323        $69,543         $4,441
====================================================================================================================================

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

N/A Not Applicable, share class in not offered by the respective Fund.

*    On sales of $50,000 or more, the sales charge will be reduced.

                       See Notes to Financial Statements.


                                  40-41 spread

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2007

                                                                EUROPEAN           GLOBAL EQUITY              GLOBAL
                                                                   FOCUS                  INCOME       OPPORTUNITIES
                                                                    FUND                    FUND                FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                     $1,934,058                 $40,538                $982
Interest                                                         748,479                   7,669                 752
Securities lending income                                             --                      --                  --
Foreign taxes withheld                                          (101,862)                 (2,689)                (55)
-----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                     2,580,675                  45,518               1,679
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                       3,138,088                  13,368               1,630
12b-1 distribution and service fees:
   Class A Shares                                                578,379                   2,703                 323
   Class B Shares                                                209,619                      --                  --
   Class C Shares                                                683,567                   4,043                 190
   Class R Shares                                                     --                      --                  --
Transfer agent fees                                              407,198                   2,228                 222
Custodian fees                                                   314,574                   3,472               3,472
Administrative fees                                              124,209                   2,914               2,914
Registration and filing fees                                      53,012                   6,138               6,138
Printing and postage fees                                         47,555                      62                  62
Accounting fees                                                   34,084                   7,410              21,360
Legal fees                                                        25,204                     186                 186
Chief Compliance Officer fees                                     19,746                      14                  15
Audit fees                                                        14,845                   5,084               5,084
Trustees' fees and expenses                                        9,467                      --                  --
Offering expenses                                                     --                   6,820               6,820
Organizational expenses                                               --                   9,150               9,264
Miscellaneous fees                                                29,642                      62                  62
-----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                              5,689,189                  63,654              57,742
-----------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser             --                 (39,827)            (54,711)
-----------------------------------------------------------------------------------------------------------------------
Previously reimbursed expenses recovered by investment adviser        --                      --                  --
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                5,689,189                  23,827               3,031
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                  (3,108,514)                 21,691              (1,352)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                    60,535,864                (145,042)              8,203
   Forward foreign currency contracts                                 --                      --                  --
   Foreign currency transactions                                (578,876)                (12,238)               (445)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                82,230,358                 243,634              30,336
   Forward foreign currency contracts                                 --                      --                  --
   Translation of other assets and liabilities                     6,343                  (2,180)                 (7)
-----------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain                          142,193,689                  84,174              38,087
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $139,085,175                $105,865             $36,735
=======================================================================================================================

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (CONTINUED)
                                                                  GLOBAL   INTERNATIONAL     JAPAN-ASIA           US      WORLDWIDE
                                                              TECHNOLOGY   OPPORTUNITIES          FOCUS        FOCUS         INCOME
                                                                    FUND            FUND           FUND         FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                        $84,133      $6,341,837       $272,620      $94,953        $85,210
Interest                                                          46,444       2,216,201         59,173        4,808      1,361,692
Securities lending income                                             --          50,547             --           --             --
Foreign taxes withheld                                            (1,173)       (637,420)       (20,999)        (535)        (5,992)
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                       129,404       7,971,165        310,794       99,226      1,440,910
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                         232,979       9,963,612        326,635       69,981        176,340
12b-1 distribution and service fees:
   Class A Shares                                                 39,603       1,553,793         54,703       13,495         26,594
   Class B Shares                                                  7,161         450,393             --        5,486         26,918
   Class C Shares                                                 67,406       3,063,302        107,821       14,196         74,165
   Class R Shares                                                     --             498             --           --             --
Transfer agent fees                                               36,738       1,320,407         44,460       11,481         25,921
Custodian fees                                                    29,291         769,860         33,706       20,306         18,728
Administrative fees                                               21,317         353,661         19,320       15,789         20,373
Registration and filing fees                                      21,442         150,249         14,227       20,936         15,262
Printing and postage fees                                          3,967         153,941          5,592        1,290          3,161
Accounting fees                                                   33,346          63,585         30,080       30,282         36,612
Legal fees                                                         1,748          78,411          2,760          736          1,656
Chief Compliance Officer fees                                      1,429          59,924          2,037          644          1,369
Audit fees                                                        14,906          15,421         14,783       13,307         23,545
Trustees' fees and expenses                                          736          29,259          1,178        1,019            736
Offering expenses                                                     --              --         46,237           --             --
Organizational expenses                                               --              --             --           --             --
Miscellaneous fees                                                 2,367          82,324          2,686        1,627          2,899
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                514,436      18,108,640        706,225      220,575        454,279
------------------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser         (3,209)             --             --      (58,486)      (108,771)
------------------------------------------------------------------------------------------------------------------------------------
Previously reimbursed expenses recovered by investment adviser        --              --         12,495           --             --
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                  511,227      18,108,640        718,720      162,089        345,508
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                    (381,823)    (10,137,475)      (407,926)     (62,863)     1,095,402
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                      (261,495)     81,908,278       (362,438)   2,270,399        596,686
   Forward foreign currency contracts                                 --       1,459,453        140,281           --       (545,384)
   Foreign currency transactions                                  (3,600)     (2,015,308)       (69,408)      (5,490)         9,290
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                 7,648,228     210,432,324      3,112,051     (395,446)     1,276,409
   Forward foreign currency contracts                                 --              --             --           --        (74,721)
   Translation of other assets and liabilities                       215      (1,483,639)      (145,258)         334        169,272
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain                            7,383,348     290,301,108      2,675,228    1,869,797      1,431,552
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            $7,001,525    $280,163,633     $2,267,302   $1,806,934     $2,526,954
====================================================================================================================================

                       See Notes to Financial Statements.

                                  42-43 spread

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006
========================================================================================================================
Net investment income/(loss)                                                             $(3,108,514)          $706,013
Net realized gain on investments and foreign currency transactions                        59,956,988         41,658,462
Net change in unrealized appreciation of investments
   and foreign currency translations                                                      82,236,701         32,009,858
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     139,085,175         74,374,333
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (38,551,567)       (13,594,949)
   Class B Shares                                                                         (3,570,550)        (1,787,715)
   Class C Shares                                                                        (11,808,492)        (5,118,807)
------------------------------------------------------------------------------------------------------------------------
                                                                                         (53,930,609)       (20,501,471)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        153,062,658        148,230,982
   Class B Shares                                                                          8,034,519          4,723,768
   Class C Shares                                                                         49,321,489         24,206,421
------------------------------------------------------------------------------------------------------------------------
                                                                                         210,418,666        177,161,171
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               295,573,232        231,034,033

NET ASSETS:
Beginning of period                                                                      515,035,632        284,001,599
------------------------------------------------------------------------------------------------------------------------
End of period                                                                           $810,608,864       $515,035,632
========================================================================================================================
Accumulated undistributed net investment loss                                            $(3,108,514)                --
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS
GLOBAL EQUITY INCOME FUND

                                                                                                           PERIOD ENDED
                                                                                                       JANUARY 31, 2007*
========================================================================================================================
Net investment income                                                                                           $21,691
Net realized loss on investments and foreign currency transactions                                             (157,280)
Net change in unrealized appreciation of investments and foreign currency translations                          241,454
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                            105,865
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                                            14,319,712
   Class C Shares                                                                                             8,630,866
------------------------------------------------------------------------------------------------------------------------
                                                                                                             22,950,578
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                   23,056,443

NET ASSETS:
Beginning of period                                                                                                  --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                                               $23,056,443
========================================================================================================================
Accumulated undistributed net investment income                                                                 $21,691
========================================================================================================================

*    Inception for the Henderson Global Equity Income Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS
GLOBAL OPPORTUNITIES FUND

                                                                                                           PERIOD ENDED
                                                                                                       JANUARY 31, 2007*
========================================================================================================================
Net investment loss                                                                                             $(1,352)
Net realized gain on investments and foreign currency transactions                                                7,758
Net change in unrealized appreciation of investments and foreign currency translations                           30,329
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                             36,735
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                                             1,102,039
   Class C Shares                                                                                               296,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,398,789
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                    1,435,524

NET ASSETS:
Beginning of period                                                                                                  --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                                                $1,435,524
========================================================================================================================
Accumulated undistributed net investment loss                                                                   $(1,352)
========================================================================================================================

*    Inception for the Henderson Global Opportunities Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006
========================================================================================================================
Net investment loss                                                                        $(381,823)         $(355,949)
Net realized loss on investments and foreign currency transactions                          (265,095)        (1,309,764)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                       7,648,443         (1,122,511)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                            7,001,525         (2,788,224)
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                                 --            (86,660)
   Class B Shares                                                                                 --            (14,034)
   Class C Shares                                                                                 --            (30,862)
------------------------------------------------------------------------------------------------------------------------
                                                                                                  --           (131,556)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         10,886,859         23,258,647
   Class B Shares                                                                            331,080            306,941
   Class C Shares                                                                          4,406,578         10,383,722
------------------------------------------------------------------------------------------------------------------------
                                                                                          15,624,517         33,949,310
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                22,626,042         31,029,530

NET ASSETS:
Beginning of period                                                                       36,623,339          5,593,809
------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $59,249,381        $36,623,339
========================================================================================================================
Accumulated undistributed net investment loss                                              $(424,704)          $(42,881)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006*
========================================================================================================================
Net investment income/(loss)                                                            $(10,137,475)        $4,157,324
Net realized gain on investments and foreign currency transactions                        81,352,423         89,437,621
Net change in unrealized appreciation of investments
   and foreign currency translations                                                     208,948,685         95,948,395
------------------------------------------------------------------------------------------------------------------------
Net increase net assets resulting from operations                                        280,163,633        189,543,340
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net investment income:
   Class A Shares                                                                         (2,136,324)                --
   Class B Shares                                                                                 --                 --
   Class C Shares                                                                                 --                 --
   Class R Shares                                                                               (571)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                          (2,136,895)                --
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (56,615,357)       (18,561,810)
   Class B Shares                                                                         (4,176,812)        (1,924,012)
   Class C Shares                                                                        (28,828,659)        (9,420,710)
   Class R Shares                                                                            (10,914)              (984)
------------------------------------------------------------------------------------------------------------------------
                                                                                         (89,631,742)       (29,907,516)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        388,921,578        573,122,320
   Class B Shares                                                                         18,018,112         30,922,243
   Class C Shares                                                                        198,286,397        287,290,698
   Class R Shares                                                                            120,216         125,500.00
------------------------------------------------------------------------------------------------------------------------
                                                                                         605,346,303        891,460,761
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               793,741,299      1,051,096,585

NET ASSETS:
Beginning of period                                                                    1,582,469,392        531,372,807
------------------------------------------------------------------------------------------------------------------------
End of period                                                                         $2,376,210,691     $1,582,469,392
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                  $(11,567,688)          $706,682
========================================================================================================================

* Inception for the Henderson International Opportunities Fund Class R was September 30, 2005.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
JAPAN-ASIA FOCUS FUND

                                                                                    SIX MONTHS ENDED       PERIOD ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006*
========================================================================================================================
Net investment loss                                                                        $(407,926)         $(171,973)
Net realized loss on investments and foreign currency transactions                          (291,565)          (356,653)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                       2,966,793         (1,859,186)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                            2,267,302         (2,387,812)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         12,741,793         40,833,226
   Class C Shares                                                                          8,042,172         19,443,997
------------------------------------------------------------------------------------------------------------------------
                                                                                          20,783,965         60,277,223
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                23,051,267         57,889,411

NET ASSETS:
Beginning of period                                                                       57,889,411                 --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $80,940,678        $57,889,411
========================================================================================================================
Accumulated undistributed net investment loss                                              $(550,774)         $(142,848)
========================================================================================================================

*    Inception for the Henderson Japan-Asia Focus Fund was January 31, 2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
US FOCUS FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006
========================================================================================================================
Net investment loss                                                                         $(62,863)         $(300,778)
Net realized gain on investments and foreign currency transactions                         2,264,909            329,110
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                        (395,112)          (666,142)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                            1,806,934           (637,810)
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                           (558,014)           (99,798)
   Class B Shares                                                                            (58,901)           (19,507)
   Class C Shares                                                                           (147,453)           (26,965)
------------------------------------------------------------------------------------------------------------------------
                                                                                            (764,368)          (146,270)
------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets from Fund share transactions:
   Class A Shares                                                                         (1,909,242)        (3,301,660)
   Class B Shares                                                                           (310,094)        (1,569,594)
   Class C Shares                                                                           (692,080)          (599,798)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (2,911,416)        (5,471,052)
------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                                (1,868,850)        (6,255,132)

NET ASSETS:
Beginning of period                                                                       15,348,533         21,603,665
------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $13,479,683        $15,348,533
========================================================================================================================
Accumulated undistributed net investment loss                                               $(62,863)                --
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
WORLDWIDE INCOME FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006
========================================================================================================================
Net investment income                                                                     $1,095,402         $2,081,967
Net realized gain/(loss) on investments and foreign currency transactions                     60,592           (343,333)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                       1,370,960           (347,885)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       2,526,954          1,390,749
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                           (572,079)        (1,135,106)
   Class B Shares                                                                           (125,921)          (289,236)
   Class C Shares                                                                           (345,684)          (753,373)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (1,043,684)        (2,177,715)
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                          5,876,511          1,932,347
   Class B Shares                                                                            338,691            563,433
   Class C Shares                                                                          2,248,474           (128,275)
------------------------------------------------------------------------------------------------------------------------
                                                                                           8,463,676          2,367,505
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 9,946,946          1,580,539

NET ASSETS:
Beginning of period                                                                       36,287,170         34,706,631
------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $46,234,116        $36,287,170
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                       $46,632            $(5,086)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $162,189,976       $202,174,294
Issued as reinvestment of dividends                                                       30,092,191         11,136,219
Redeemed                                                                                 (39,219,509)       (65,079,531)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $153,062,658       $148,230,982
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $7,208,743         $9,111,483
Issued as reinvestment of dividends                                                        3,135,149          1,665,731
Redeemed                                                                                  (2,309,373)        (6,053,446)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $8,034,519         $4,723,768
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $46,351,583        $41,099,100
Issued as reinvestment of dividends                                                        9,243,863          4,628,651
Redeemed                                                                                  (6,273,957)       (21,521,330)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $49,321,489        $24,206,421
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       5,073,491          7,269,079
Issued as reinvestment of dividends                                                          936,285            459,226
Redeemed                                                                                  (1,221,726)        (2,399,760)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               4,788,050          5,328,545
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         234,003            335,527
Issued as reinvestment of dividends                                                          101,395             70,642
Redeemed                                                                                     (75,985)          (231,032)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 259,413            175,137
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       1,494,421          1,500,714
Issued as reinvestment of dividends                                                          298,960            196,296
Redeemed                                                                                    (204,281)          (811,717)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,589,100            885,293
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL EQUITY INCOME FUND

                                                                                                           PERIOD ENDED
                                                                                                       JANUARY 31, 2007*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                                        $14,320,306
Redeemed                                                                                                           (594)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                $14,319,712
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                         $8,705,505
Redeemed                                                                                                        (74,639)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $8,630,866
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                                          1,401,271
Redeemed                                                                                                            (58)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                  1,401,213
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                            845,797
Redeemed                                                                                                         (7,225)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    838,572
========================================================================================================================

*    Inception for the Henderson Global Equity Income Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL OPPORTUNITIES FUND

                                                                                                           PERIOD ENDED
                                                                                                       JANUARY 31, 2007*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                                         $1,122,078
Redeemed                                                                                                        (20,039)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $1,102,039
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                           $296,750
Redeemed                                                                                                             --
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                   $296,750
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                                            110,662
Redeemed                                                                                                         (1,959)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    108,703
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                             28,964
Redeemed                                                                                                             --
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                     28,964
========================================================================================================================

*    Inception for the Henderson Global Opportunities Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $17,137,623        $26,848,979
Issued as reinvestment of dividends                                                               --             83,132
Redeemed                                                                                  (6,250,764)        (3,673,464)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $10,886,859        $23,258,647
========================================================================================================================

CLASS B SHARES:
Sold                                                                                        $378,159           $609,908
Issued as reinvestment of dividends                                                                --             13,597
Redeemed                                                                                     (47,079)          (316,564)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $331,080           $306,941
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $5,299,136        $11,006,123
Issued as reinvestment of dividends                                                                --             28,016
Redeemed                                                                                    (892,558)          (650,417)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $4,406,578        $10,383,722
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       1,266,081          2,011,592
Issued as reinvestment of dividends                                                                --              6,704
Redeemed                                                                                    (474,332)          (278,107)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 791,749          1,740,189
========================================================================================================================

CLASS B SHARES:
Sold                                                                                          28,648             45,853
Issued as reinvestment of dividends                                                                --              1,127
Redeemed                                                                                      (3,824)           (25,931)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  24,824             21,049
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         402,551            844,506
Issued as reinvestment of dividends                                                                --              2,329
Redeemed                                                                                     (69,557)           (51,845)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 332,994            794,990
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $430,666,902       $651,069,244
Issued as reinvestment of dividends                                                       48,255,001         16,858,442
Redeemed                                                                                 (90,000,325)       (94,805,366)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $388,921,578       $573,122,320
========================================================================================================================

CLASS B SHARES:
Sold                                                                                     $18,226,509        $33,811,342
Issued as reinvestment of dividends                                                        3,232,270          1,753,313
Redeemed                                                                                  (3,440,667)        (4,642,412)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $18,018,112        $30,922,243
========================================================================================================================

CLASS C SHARES:
Sold                                                                                    $201,498,359       $303,720,414
Issued as reinvestment of dividends                                                       21,796,287          8,194,859
Redeemed                                                                                 (25,008,249)       (24,624,575)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $198,286,397       $287,290,698
========================================================================================================================

CLASS R SHARES:
Sold                                                                                        $115,354           $125,500
Issued as reinvestment of dividends                                                           11,484                 --
Redeemed                                                                                      (6,622)                --
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $120,216           $125,500
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      18,793,634         31,820,253
Issued as reinvestment of dividends                                                        2,059,539            905,862
Redeemed                                                                                  (3,944,182)        (4,616,308)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              16,908,991         28,109,807
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         821,078          1,717,102
Issued as reinvestment of dividends                                                          142,894             96,868
Redeemed                                                                                    (156,462)          (232,817)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 807,510          1,581,153
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       9,086,099         15,353,195
Issued as reinvestment of dividends                                                          964,437            453,256
Redeemed                                                                                  (1,129,115)        (1,230,243)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               8,921,421         14,576,208
========================================================================================================================

CLASS R SHARES:
Sold                                                                                           5,039              6,111
Issued as reinvestment of dividends                                                              492                 --
Redeemed                                                                                        (287)                --
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                   5,244              6,111
========================================================================================================================

* Inception for the Henderson International Opportunities Fund Class R was September 30, 2005.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
JAPAN-ASIA FOCUS FUND

                                                                                    SIX MONTHS ENDED       PERIOD ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $21,360,138        $42,803,721
Redeemed                                                                                  (8,618,345)        (1,970,495)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $12,741,793        $40,833,226
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $10,715,338        $19,928,861
Redeemed                                                                                  (2,673,166)          (484,864)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $8,042,172        $19,443,997
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       2,175,280          4,282,056
Redeemed                                                                                    (879,866)          (201,934)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,295,414          4,080,122
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       1,095,723          1,973,735
Redeemed                                                                                    (275,517)           (49,923)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 820,206          1,923,812
========================================================================================================================

*    Inception for the Henderson Japan-Asia Focus Fund was January 31, 2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
US FOCUS FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $2,495,222         $5,453,192
Issued as reinvestment of dividends                                                          462,720             96,301
Redeemed                                                                                  (4,867,184)        (8,851,153)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                             $(1,909,242)       $(3,301,660)
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         $37,156           $144,759
Issued as reinvestment of dividends                                                           46,993             18,707
Redeemed                                                                                    (394,243)        (1,733,060)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                               $(310,094)       $(1,569,594)
========================================================================================================================

CLASS C SHARES:
Sold                                                                                        $210,989         $1,185,604
Issued as reinvestment of dividends                                                          127,402             25,900
Redeemed                                                                                  (1,030,471)        (1,811,302)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                               $(692,080)         $(599,798)
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         226,274            498,363
Issued as reinvestment of dividends                                                           42,765              8,827
Redeemed                                                                                    (440,545)          (795,287)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                (171,506)          (288,097)
========================================================================================================================

CLASS B SHARES:
Sold                                                                                           3,496             13,093
Issued as reinvestment of dividends                                                            4,421              1,731
Redeemed                                                                                     (37,182)          (164,865)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                 (29,265)          (150,041)
========================================================================================================================

CLASS C SHARES:
Sold                                                                                          19,348            109,891
Issued as reinvestment of dividends                                                           11,985              2,396
Redeemed                                                                                     (95,030)          (166,496)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                 (63,697)           (54,209)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
WORLDWIDE INCOME FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2007      JULY 31, 2006
------------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                                      $9,274,215         $8,564,436
Issued as reinvestment of dividends                                                          263,293            720,158
Redeemed                                                                                  (3,660,997)        (7,352,247)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $5,876,511         $1,932,347
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $1,039,067         $1,077,925
Issued as reinvestment of dividends                                                           50,285            124,733
Redeemed                                                                                    (750,661)          (639,225)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $338,691           $563,433
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $4,418,993         $4,399,286
Issued as reinvestment of dividends                                                          199,241            437,771
Redeemed                                                                                  (2,369,760)        (4,965,332)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                   $2,248,474          $(128,275)
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         838,797            789,653
Issued as reinvestment of dividends                                                           23,796             66,507
Redeemed                                                                                    (330,877)          (678,752)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 531,716            177,408
========================================================================================================================

CLASS B SHARES:
Sold                                                                                          93,777             99,708
Issued as reinvestment of dividends                                                            4,555             11,545
Redeemed                                                                                     (68,268)           (59,127)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  30,064             52,126
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         400,239            407,295
Issued as reinvestment of dividends                                                           18,008             40,437
Redeemed                                                                                    (214,110)          (459,595)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                      204,137            (11,863)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
                                                            (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                          -------------------------------------------     ------------------------------------------
                                                               NET                         DIVIDENDS   DISTRIBUTIONS
                              NET ASSET       NET         REALIZED AND        TOTAL          FROM        FROM NET
                                VALUE,    INVESTMENT     UNREALIZED GAIN      FROM           NET         REALIZED
                              BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                              OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Six Months Ended 1/31/2007      $29.36       (0.12)(b)        7.07             6.95          0.00         (2.64)          (2.64)
Year Ended 7/31/2006             25.30        0.12 (b)        5.54             5.66          0.00         (1.60)          (1.60)
Year Ended 7/31/2005             20.88        0.04 (b)        6.76             6.80          0.00         (2.38)          (2.38)
Year Ended 7/31/2004             15.47       (0.01)(b)        6.30             6.29         (0.06)        (0.82)          (0.88)
Year Ended 7/31/2003             11.61        0.16 (b)        3.76             3.92         (0.06)         0.00           (0.06)
Period Ended 7/31/2002 (a)       10.00        0.11 (b)        1.50             1.61          0.00          0.00            0.00

CLASS B
Six Months Ended 1/31/2007      $28.41       (0.23)(b)        6.82             6.59          0.00         (2.64)          (2.64)
Year Ended 7/31/2006             24.71       (0.11)(b)        5.41             5.30          0.00         (1.60)          (1.60)
Year Ended 7/31/2005             20.57       (0.15)(b)        6.67             6.52          0.00         (2.38)          (2.38)
Year Ended 7/31/2004             15.30       (0.21)(b)        6.30             6.09          0.00         (0.82)          (0.82)
Year Ended 7/31/2003             11.54        0.02 (b)        3.76             3.78         (0.02)         0.00           (0.02)
Period Ended 7/31/2002 (a)       10.00        0.09 (b)        1.45             1.54          0.00          0.00            0.00

CLASS C
Six Months Ended 1/31/2007      $28.40       (0.23)(b)        6.83             6.60          0.00         (2.64)          (2.64)
Year Ended 7/31/2006             24.70       (0.10)(b)        5.40             5.30          0.00         (1.60)          (1.60)
Year Ended 7/31/2005             20.57       (0.14)(b)        6.65             6.51          0.00         (2.38)          (2.38)
Year Ended 7/31/2004             15.30       (0.20)(b)        6.29             6.09          0.00         (0.82)          (0.82)
Year Ended 7/31/2003             11.53        0.03 (b)        3.76             3.79         (0.02)         0.00           (0.02)
Period Ended 7/31/2002 (a)       10.00        0.09 (b)        1.44             1.53          0.00          0.00            0.00

GLOBAL EQUITY INCOME
CLASS A
Period Ended 1/31/2007 (a)      $10.00        0.03 (b)        0.27             0.30          0.00          0.00            0.00

CLASS C
Period Ended 1/31/2007 (a)      $10.00        0.02 (b)        0.27             0.29          0.00          0.00            0.00

GLOBAL OPPORTUNITIES
CLASS A
Period Ended 1/31/2007 (a)      $10.00       (0.01)(b)        0.44             0.43          0.00          0.00            0.00

CLASS C
Period Ended 1/31/2007 (a)      $10.00       (0.03)(b)        0.45             0.42          0.00          0.00            0.00
                                                                                              RATIOS TO AVERAGE NET ASSETS:
                                                                                    ------------------------------------------------
                                                                                                     ANNUALIZED RATIO OF
                                                                       ANNUALIZED     ANNUALIZED     OPERATING EXPENSES
                                                                        RATIO OF       RATIO OF        TO AVERAGE NET
                             NET ASSET                  NET ASSETS,     OPERATING   NET INVESTMENT     ASSETS WITHOUT
                              VALUE,                      END OF       EXPENSES TO  INCOME/(LOSS)      WAIVERS AND/OR      PORTFOLIO
                              END OF          TOTAL       PERIOD        AVERAGE       TO AVERAGE          EXPENSES         TURNOVER
                            THE PERIOD     RETURN (c)      (000)       NET ASSETS     NET ASSETS         REIMBURSED          RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Six Months Ended 1/31/2007     $33.67       24.10%        $583,970        1.57%         (0.76)%             1.57%             46%
Year Ended 7/31/2006            29.36       23.72          368,593        1.59           0.44               1.59              64
Year Ended 7/31/2005            25.30       34.43          182,831        2.00           0.18               1.73              51
Year Ended 7/31/2004            20.88       41.89           79,459        2.00          (0.04)              2.15              88
Year Ended 7/31/2003            15.47       33.93           20,647        2.00           1.20               4.60              76
Period Ended 7/31/2002 (a)      11.61       16.10            2,169        2.00           0.95              22.40              67

CLASS B
Six Months Ended 1/31/2007     $32.36       23.63%         $49,377        2.32%          (1.51)%            2.32%             46%
Year Ended 7/31/2006            28.41       22.79           35,977        2.34           (0.41)             2.34              64
Year Ended 7/31/2005            24.71       33.54           26,964        2.75           (0.67)             2.48              51
Year Ended 7/31/2004            20.57       40.92           15,246        2.75           (1.06)             2.90              88
Year Ended 7/31/2003            15.30       32.83            9,420        2.75            0.16              5.35              76
Period Ended 7/31/2002 (a)      11.54       15.40            2,831        2.75            0.79             23.15              67

CLASS C
Six Months Ended 1/31/2007     $32.36       23.67%        $177,262        2.32%          (1.51)%            2.32%             46%
Year Ended 7/31/2006            28.40       22.80          110,465        2.34           (0.39)             2.34              64
Year Ended 7/31/2005            24.70       33.48           74,207        2.75           (0.62)             2.48              51
Year Ended 7/31/2004            20.57       40.92           38,684        2.75           (1.02)             2.90              88
Year Ended 7/31/2003            15.30       32.94           22,285        2.75            0.24              5.35              76
Period Ended 7/31/2002 (a)      11.53       15.30            5,550        2.75            0.77             23.15              67

GLOBAL EQUITY INCOME
CLASS A
Period Ended 1/31/2007 (a)     $10.30        3.00%         $14,430        1.40%           1.63%             4.08%              5%

CLASS C
Period Ended 1/31/2007 (a)     $10.29        2.90%          $8,627        2.15%           1.00%             4.83%              5%

GLOBAL OPPORTUNITIES
CLASS A
Period Ended 1/31/2007 (a)     $10.43        4.30%          $1,134        1.95%          (0.81)%            38.87%             8%

CLASS C
Period Ended 1/31/2007 (a)     $10.42        4.20%            $302        2.70%          (1.64)%            39.62%             8%

(a) The Henderson European Focus Fund commenced operations on August 31, 2001. The Henderson Global Equity Income and Global Opportunities Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

                       See Notes to Financial Statements.


                                  60-61 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
                                                            (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                          -------------------------------------------     ------------------------------------------


                                                               NET                         DIVIDENDS   DISTRIBUTIONS
                              NET ASSET       NET         REALIZED AND        TOTAL          FROM        FROM NET
                                VALUE,    INVESTMENT     UNREALIZED GAIN      FROM           NET         REALIZED
                              BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                              OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Six Months Ended 1/31/2007      $12.19       (0.09)(b)         2.22            2.13          0.00          0.00            0.00
Year Ended 7/31/2006             11.68       (0.19)(b)         0.87            0.68          0.00         (0.17)          (0.17)
Year Ended 7/31/2005             10.54       (0.14)(b)         1.91            1.77          0.00         (0.63)          (0.63)
Year Ended 7/31/2004              9.56       (0.20)(b)         1.18            0.98          0.00          0.00            0.00
Year Ended 7/31/2003              7.36       (0.13)(b)         2.41            2.28         (0.08)         0.00           (0.08)
Period Ended 7/31/2002 (a)       10.00       (0.16)(b)        (2.48)          (2.64)         0.00          0.00            0.00

CLASS B
Six Months Ended 1/31/2007      $11.79       (0.14)(b)         2.15            2.01          0.00          0.00            0.00
Year Ended 7/31/2006             11.39       (0.28)(b)         0.85            0.57          0.00         (0.17)          (0.17)
Year Ended 7/31/2005             10.36       (0.21)(b)         1.87            1.66          0.00         (0.63)          (0.63)
Year Ended 7/31/2004              9.48       (0.27)(b)         1.15            0.88          0.00          0.00            0.00
Year Ended 7/31/2003              7.31       (0.18)(b)         2.43            2.25         (0.08)         0.00           (0.08)
Period Ended 7/31/2002 (a)       10.00       (0.21)(b)        (2.48)          (2.69)         0.00          0.00            0.00

CLASS C
Six Months Ended 1/31/2007      $11.76       (0.14)(b)         2.15            2.01          0.00          0.00            0.00
Year Ended 7/31/2006             11.35       (0.28)(b)         0.86            0.58          0.00         (0.17)          (0.17)
Year Ended 7/31/2005             10.34       (0.21)(b)         1.85            1.64          0.00         (0.63)          (0.63)
Year Ended 7/31/2004              9.45       (0.27)(b)         1.16            0.89          0.00          0.00            0.00
Year Ended 7/31/2003              7.31       (0.18)(b)         2.40            2.22         (0.08)         0.00           (0.08)
Period Ended 7/31/2002 (a)       10.00       (0.20)(b)        (2.49)          (2.69)         0.00          0.00            0.00
                                                                                            RATIOS TO AVERAGE NET ASSETS:
                                                                                  --------------------------------------------------
                                                                                                   ANNUALIZED RATIO OF
                                                                     ANNUALIZED     ANNUALIZED     OPERATING EXPENSES
                                                                      RATIO OF       RATIO OF        TO AVERAGE NET
                               NET ASSET                NET ASSETS,   OPERATING   NET INVESTMENT     ASSETS WITHOUT
                                VALUE,                    END OF     EXPENSES TO  INCOME/(LOSS)      WAIVERS AND/OR        PORTFOLIO
                                END OF       TOTAL        PERIOD      AVERAGE       TO AVERAGE          EXPENSES           TURNOVER
                              THE PERIOD   RETURN (c)      (000)     NET ASSETS     NET ASSETS         REIMBURSED            RATE
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Six Months Ended 1/31/2007       $14.32      17.47%       $40,345       1.95%         (1.40)%              1.97%               69%
Year Ended 7/31/2006              12.19       5.83         24,685       1.99          (1.41)               2.50               159
Year Ended 7/31/2005              11.68      16.90          3,331       2.00          (1.26)               6.58               164
Year Ended 7/31/2004              10.54      10.25          1,371       2.00          (1.75)               7.01               234
Year Ended 7/31/2003               9.56      31.38            409       2.00          (1.74)              22.78               238
Period Ended 7/31/2002 (a)         7.36     (26.40)           164       2.00          (1.84)              80.48               134

CLASS B
Six Months Ended 1/31/2007       $13.80      17.05%        $1,732       2.70%         (2.14)%              2.72%               69%
Year Ended 7/31/2006              11.79       5.01          1,187       2.74          (2.20)               3.25               159
Year Ended 7/31/2005              11.39      16.10            906       2.75          (1.92)               7.33               164
Year Ended 7/31/2004              10.36       9.28            794       2.75          (2.45)               7.76               234
Year Ended 7/31/2003               9.48      31.10            816       2.75          (2.48)              23.53               238
Period Ended 7/31/2002 (a)         7.31     (26.90)           412       2.75          (2.56)              81.23               134

CLASS C
Six Months Ended 1/31/2007       $13.77      17.09%       $17,172       2.70%         (2.15)%              2.72%               69%
Year Ended 7/31/2006              11.76       5.11         10,752       2.74          (2.15)               3.25               159
Year Ended 7/31/2005              11.35      15.93          1,356       2.75          (1.96)               7.33               164
Year Ended 7/31/2004              10.34       9.42            957       2.75          (2.47)               7.76               234
Year Ended 7/31/2003               9.45      30.69            456       2.75          (2.50)              23.53               238
Period Ended 7/31/2002 (a)         7.31     (26.90)           289       2.75          (2.59)              81.23               134

(a)  The Henderson Global Technology Fund commenced operations on August 31,
     2001.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

                       See Notes to Financial Statements.


                                  62-63 SPREAD

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
                                                            (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                          -------------------------------------------     ------------------------------------------


                                                                NET                         DIVIDENDS   DISTRIBUTIONS
                              NET ASSET       NET          REALIZED AND        TOTAL          FROM        FROM NET
                                VALUE,    INVESTMENT      UNREALIZED GAIN      FROM           NET         REALIZED
                              BEGINNING     INCOME           (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                              OF PERIOD     (LOSS)          INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Six Months Ended 1/31/2007      $21.52       (0.09)(b)         3.45            3.36          (0.04)       (1.02)          (1.06)
Year Ended 7/31/2006             17.77        0.14 (b)         4.36            4.50           0.00        (0.75)          (0.75)
Year Ended 7/31/2005             14.94        0.00 (b),(*)     3.08            3.08           0.00        (0.25)          (0.25)
Year Ended 7/31/2004             11.99       (0.10)(b)         3.22            3.12           0.00        (0.17)          (0.17)
Year Ended 7/31/2003             10.51        0.00 (b),(*)     1.55            1.55          (0.07)        0.00           (0.07)
Period Ended 7/31/2002 (a)       10.00       (0.05)(b)         0.56            0.51           0.00         0.00            0.00

CLASS B
Six Months Ended 1/31/2007      $20.82       (0.17)(b)         3.33            3.16           0.00        (1.02)          (1.02)
Year Ended 7/31/2006             17.35       (0.03)(b)         4.25            4.22           0.00        (0.75)          (0.75)
Year Ended 7/31/2005             14.70       (0.14)(b)         3.04            2.90           0.00        (0.25)          (0.25)
Year Ended 7/31/2004             11.88       (0.22)(b)         3.21            2.99           0.00        (0.17)          (0.17)
Year Ended 7/31/2003             10.44       (0.12)(b)         1.59            1.47          (0.03)        0.00           (0.03)
Period Ended 7/31/2002 (a)       10.00       (0.09)(b)         0.53            0.44           0.00         0.00            0.00

CLASS C
Six Months Ended 1/31/2007      $20.81       (0.17)(b)         3.33            3.16           0.00        (1.02)          (1.02)
Year Ended 7/31/2006             17.33       (0.01)(b)         4.24            4.23           0.00        (0.75)          (0.75)
Year Ended 7/31/2005             14.68       (0.13)(b)         3.03            2.90           0.00        (0.25)          (0.25)
Year Ended 7/31/2004             11.88       (0.22)(b)         3.19            2.97           0.00        (0.17)          (0.17)
Year Ended 7/31/2003             10.44       (0.12)(b)         1.59            1.47          (0.03)        0.00           (0.03)
Period Ended 7/31/2002 (a)       10.00       (0.07)(b)         0.51            0.44           0.00         0.00            0.00

CLASS R
Six Months Ended 1/31/2007      $21.46       (0.12)(b)         3.45            3.33          (0.05)       (1.02)          (1.07)
Period Ended 7/31/2006 (a)       19.07        0.09 (b)         3.05            3.14           0.00        (0.75)          (0.75)

JAPAN-ASIA FOCUS FUND

CLASS A
Six Months Ended 1/31/2007       $9.65       (0.05)(b)         0.39            0.34           0.00         0.00            0.00
Period Ended 7/31/2006 (a)       10.00       (0.03)(b)        (0.32)          (0.35)          0.00         0.00            0.00

CLASS C
Six Months Ended 1/31/2007       $9.62       (0.09)(b)         0.39            0.30           0.00         0.00            0.00
Period Ended 7/31/2006 (a)       10.00       (0.07)(b)        (0.31)          (0.38)          0.00         0.00            0.00
                                                                                               RATIOS TO AVERAGE NET ASSETS:
                                                                                     -----------------------------------------------
                                                                                                     ANNUALIZED RATIO OF
                                                                       ANNUALIZED      ANNUALIZED    OPERATING EXPENSES
                                                                        RATIO OF        RATIO OF       TO AVERAGE NET
                               NET ASSET                  NET ASSETS,   OPERATING    NET INVESTMENT    ASSETS WITHOUT
                                VALUE,                      END OF     EXPENSES TO   INCOME/(LOSS)     WAIVERS AND/OR      PORTFOLIO
                                END OF         TOTAL        PERIOD      AVERAGE        TO AVERAGE         EXPENSES         TURNOVER
                              THE PERIOD     RETURN (c)      (000)     NET ASSETS      NET ASSETS        REIMBURSED          RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Six Months Ended 1/31/2007       $23.82       15.68%      $1,518,168     1.59%          (0.77)%             1.59%             43%
Year Ended 7/31/2006              21.52       25.98        1,007,241     1.66            0.68               1.66             100
Year Ended 7/31/2005              17.77       20.77          332,370     2.00           (0.01)              1.84              79
Year Ended 7/31/2004              14.94       26.15          104,255     2.00           (0.68)              2.21             132
Year Ended 7/31/2003              11.99       14.84            8,371     2.00            0.01               7.21             190
Period Ended 7/31/2002 (a)        10.51        5.10              773     2.00           (0.49)             32.69              80

CLASS B
Six Months Ended 1/31/2007       $22.96       15.24%        $104,230     2.34%          (1.51)%             2.34%             43%
Year Ended 7/31/2006              20.82       24.97           77,695     2.41           (0.16)              2.41             100
Year Ended 7/31/2005              17.35       19.87           37,291     2.75           (0.84)              2.59              79
Year Ended 7/31/2004              14.70       25.29           16,559     2.75           (1.52)              2.96             132
Year Ended 7/31/2003              11.88       14.10            3,888     2.75           (1.13)              7.96             190
Period Ended 7/31/2002 (a)        10.44        4.40            1,494     2.75           (0.84)             33.44              80

CLASS C
Six Months Ended 1/31/2007       $22.95       15.25%        $753,543     2.34%          (1.52)%             2.34%             43%
Year Ended 7/31/2006              20.81       25.06          497,402     2.41           (0.05)              2.41             100
Year Ended 7/31/2005              17.33       19.90          161,712     2.75           (0.80)              2.59              79
Year Ended 7/31/2004              14.68       25.12           63,396     2.75           (1.46)              2.96             132
Year Ended 7/31/2003              11.88       14.12            7,560     2.75           (1.14)              7.96             190
Period Ended 7/31/2002 (a)        10.44        4.40            3,307     2.75           (0.67)             33.44              80

CLASS R
Six Months Ended 1/31/2007       $23.72       15.61%            $269     1.84%          (1.06)%             1.84%             43%
Period Ended 7/31/2006 (a)        21.46       17.07 (d)          131     1.91            0.54               1.91             100

JAPAN-ASIA FOCUS FUND

CLASS A
Six Months Ended 1/31/2007        $9.99        3.52%         $53,711     1.95%          (1.00)%             1.91%             25%
Period Ended 7/31/2006 (a)         9.65       (3.50)(d)       39,381     2.00           (0.63)              2.40              29

CLASS C
Six Months Ended 1/31/2007        $9.92        3.12%         $27,230     2.70%          (1.75)%             2.66%             25%
Period Ended 7/31/2006 (a)         9.62       (3.80)(d)       18,508     2.75           (1.37)              3.15              29

(a) The Henderson International Opportunities Fund Class A, B, and C commenced operations on August 31, 2001. The Henderson International Opportunities Fund Class R commenced operations on September 30, 2005. The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

(*)  Amount represents less than $0.01.

                       See Notes to Financial Statements.


                                  64-65 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
                                                            (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                             INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                            -------------------------------------------     ----------------------------------------


                                                                 NET                         DIVIDENDS   DISTRIBUTIONS
                                NET ASSET       NET         REALIZED AND        TOTAL          FROM        FROM NET
                                  VALUE,    INVESTMENT     UNREALIZED GAIN      FROM           NET         REALIZED
                                BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                                OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Six Months Ended 1/31/2007        $10.35       (0.04)(b)         1.38             1.34          0.00        (0.63)          (0.63)
Year Ended 7/31/2006               10.93       (0.13)(b)        (0.38)           (0.51)         0.00        (0.07)          (0.07)
Year Ended 7/31/2005                9.69       (0.12)(b)         1.41             1.29         (0.05)        0.00           (0.05)
Period Ended 7/31/2004 (a)         10.00       (0.04)(b)        (0.27)           (0.31)         0.00         0.00            0.00

CLASS B
Six Months Ended 1/31/2007        $10.20       (0.07)(b)         1.35             1.28          0.00        (0.63)          (0.63)
Year Ended 7/31/2006               10.85       (0.21)(b)        (0.37)           (0.58)         0.00        (0.07)          (0.07)
Year Ended 7/31/2005                9.67       (0.19)(b)         1.39             1.20         (0.02)        0.00           (0.02)
Period Ended 7/31/2004 (a)         10.00       (0.05)(b)        (0.28)           (0.33)         0.00         0.00            0.00

CLASS C
Six Months Ended 1/31/2007        $10.20       (0.08)(b)         1.36             1.28          0.00        (0.63)          (0.63)
Year Ended 7/31/2006               10.85       (0.21)(b)        (0.37)           (0.58)         0.00        (0.07)          (0.07)
Year Ended 7/31/2005                9.67       (0.20)(b)         1.40             1.20         (0.02)        0.00           (0.02)
Period Ended 7/31/2004 (a)         10.00       (0.05)(b)        (0.28)           (0.33)         0.00         0.00            0.00

WORLDWIDE INCOME FUND
CLASS A
Six Months Ended 1/31/2007        $10.78        0.31 (b)         0.40             0.71         (0.30)        0.00           (0.30)
Year Ended 7/31/2006               11.03        0.71 (b)        (0.22)            0.49         (0.74)        0.00           (0.74)
Year Ended 7/31/2005               10.73        0.66 (b)         0.40             1.06         (0.72)       (0.04)          (0.76)
Period Ended 7/31/2004 (a)         10.00        0.54 (b)         0.73             1.27         (0.54)        0.00           (0.54)

CLASS B
Six Months Ended 1/31/2007        $10.76        0.27 (b)         0.40             0.67         (0.26)        0.00           (0.26)
Year Ended 7/31/2006               11.00        0.62 (b)        (0.20)            0.42         (0.66)        0.00           (0.66)
Year Ended 7/31/2005               10.72        0.58 (b)         0.38             0.96         (0.64)       (0.04)          (0.68)
Period Ended 7/31/2004 (a)         10.00        0.47 (b)         0.73             1.20         (0.48)        0.00           (0.48)

CLASS C
Six Months Ended 1/31/2007        $10.78        0.27 (b)         0.40             0.67         (0.26)        0.00           (0.26)
Year Ended 7/31/2006               11.02        0.63 (b)        (0.21)            0.42         (0.66)        0.00           (0.66)
Year Ended 7/31/2005               10.73        0.58 (b)         0.39             0.97         (0.64)       (0.04)          (0.68)
Period Ended 7/31/2004 (a)         10.00        0.46 (b)         0.75             1.21         (0.48)        0.00           (0.48)
                                                                                              RATIOS TO AVERAGE NET ASSETS:
                                                                                  --------------------------------------------------
                                                                                                    ANNUALIZED RATIO OF
                                                                   ANNUALIZED       ANNUALIZED      OPERATING EXPENSES
                                                                    RATIO OF         RATIO OF         TO AVERAGE NET
                             NET ASSET                NET ASSETS,   OPERATING     NET INVESTMENT      ASSETS WITHOUT
                              VALUE,                    END OF     EXPENSES TO    INCOME/(LOSS)       WAIVERS AND/OR       PORTFOLIO
                              END OF        TOTAL       PERIOD      AVERAGE         TO AVERAGE           EXPENSES          TURNOVER
                            THE PERIOD   RETURN (c)      (000)     NET ASSETS       NET ASSETS          REIMBURSED           RATE
------------------------------------------------------------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Six Months Ended 1/31/2007     $11.06     13.05%        $9,852        2.00%           (0.64)%               2.79%             122%
Year Ended 7/31/2006            10.35     (4.69)        10,991        2.00            (1.18)                2.45               98
Year Ended 7/31/2005            10.93     13.34         14,752        2.00            (1.19)                3.37               80
Period Ended 7/31/2004 (a)       9.69     (3.10)         1,467        2.00            (1.41)               22.58               11

CLASS B
Six Months Ended 1/31/2007     $10.85     12.64%        $1,057        2.75%           (1.42)%               3.54%             122%
Year Ended 7/31/2006            10.20     (5.38)         1,292        2.75            (1.92)                3.20               98
Year Ended 7/31/2005            10.85     12.46          3,002        2.75            (1.84)                4.12               80
Period Ended 7/31/2004 (a)       9.67     (3.30)         1,483        2.75            (2.21)               23.32               11

CLASS C
Six Months Ended 1/31/2007     $10.85     12.64%        $2,571        2.75%           (1.43)%               3.54%             122%
Year Ended 7/31/2006            10.20     (5.38)         3,065        2.75            (1.93)                3.20               98
Year Ended 7/31/2005            10.85     12.46          3,849        2.75            (1.95)                4.12               80
Period Ended 7/31/2004 (a)       9.67     (3.30)           356        2.75            (2.21)               23.32               11

WORLDWIDE INCOME FUND
CLASS A
Six Months Ended 1/31/2007     $11.19      6.56%       $24,557        1.30%            5.63%                1.82%              31%
Year Ended 7/31/2006            10.78      4.70         17,927        1.30             6.51                 1.93              161
Year Ended 7/31/2005            11.03     10.07         16,375        1.30             5.98                 2.08              137
Period Ended 7/31/2004 (a)      10.73     12.81          7,628        1.30             5.89                 3.49              327

CLASS B
Six Months Ended 1/31/2007     $11.17      6.28%        $5,741        2.05%            4.92%                2.57%              31%
Year Ended 7/31/2006            10.76      3.93          5,210        2.05             5.77                 2.68              161
Year Ended 7/31/2005            11.00      9.07          4,751        2.05             5.23                 2.83              137
Period Ended 7/31/2004 (a)      10.72     12.08          3,344        2.05             5.29                 4.24              327

CLASS C
Six Months Ended 1/31/2007     $11.19      6.27%       $15,936        2.05%            4.90%                2.57%              31%
Year Ended 7/31/2006            10.78      3.92         13,150        2.05             5.78                 2.68              161
Year Ended 7/31/2005            11.02      9.16         13,580        2.05             5.23                 2.83              137
Period Ended 7/31/2004 (a)      10.73     12.18          8,047        2.05             5.26                 4.24              327

(a) The Henderson US Focus Fund commenced operations on April 30, 2004. The Henderson Worldwide Income Fund commenced operations on September 30, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

                       See Notes to Financial Statements.


                                  66-67 spread

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among eight series. Henderson European Focus Fund ("European Focus"), Henderson Global Equity Income Fund ("Global Equity Income"), Henderson Global Opportunities Fund ("Global Opportunities"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Japan-Asia Focus Fund ("Japan-Asia Focus"), Henderson US Focus Fund ("US Focus") (formerly Henderson U.S. Core Growth Fund) and Henderson Worldwide Income Fund ("Worldwide Income") collectively (the "Funds") are each a separate series of the Trust. Each Fund except Global Equity Income, Global Opportunities and Japan-Asia are non-diversified. Each of the Funds except Global Equity Income, Global Opportunities and Japan-Asia Focus, offer Class A shares, Class B shares and Class C shares. Global Equity Income, Global Opportunities and Japan-Asia Focus offer Class A shares and Class C shares only. Class A shares generally provide for a front-end sales charge, and Class B shares and Class C shares may assess a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at January 31, 2007:

                       LOCAL                        UNREALIZED
             VALUE    AMOUNT        CURRENT      APPRECIATION/
              DATE   (000'S)          VALUE     (DEPRECIATION)
-------------------------------------------------------------------

WORLDWIDE INCOME
-------------------------------------------------------------------

British
Pound
Short      2/22/07     3,138     $6,164,901            $16,735
-------------------------------------------------------------------

Euro
Short      2/22/07     8,683     11,328,433            (91,456)
===================================================================

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1 1/43% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


interest received on investment of the cash collateral or receives a fee from the borrower. Income earned from securities lending is reflected as Securities lending income on the Statement of Operations. The Fund may call such loans in order to sell the securities involved. During the six months ended January 31, 2007, International Opportunities transacted in securities lending.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Global Equity Income, Global Opportunities and Japan-Asia Focus have been deferred in conformity with United States generally accepted accounting principles and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.
The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2006, Worldwide Income had a $341,836 accumulated capital loss carryforward for tax purposes which expires on July 31, 2014. At July 31, 2006, the following funds deferred post-October losses which will be recognized on the first day of the following year:

                            CURRENCY LOSS    CAPITAL LOSS
                                 DEFERRED        DEFERRED
--------------------------------------------------------------
Global Technology                 $42,881      $1,229,093
Worldwide Income                   89,942         178,335
==============================================================

On July 13th, 2006, the Financial Accounting Standards Board ("FASB") released interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi annual report on January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment. The tax character of distributions paid during the six months ended January 31, 2007 and July 31, 2006 were as follows:

                                ESTIMATED        ESTIMATED
SIX MONTHS ENDED                 ORDINARY        LONG-TERM
JANUARY 31, 2007                   INCOME    CAPITAL GAINS
--------------------------------------------------------------
European Focus                 $22,099,995     $31,830,614
Global Equity Income                    --              --
Global Opportunities                    --              --
Global Technology                       --              --
International Opportunities     49,724,872      42,043,765
Japan-Asia Focus                        --              --
US Focus                           153,247         611,121
Worldwide Income                 1,043,684              --
==============================================================

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


YEAR ENDED                        ORDINARY      LONG-TERM
JULY 31, 2006                       INCOME  CAPITAL GAINS
--------------------------------------------------------------
European Focus                  $9,939,146    $10,562,325
Global Technology                       --        131,556
International Opportunities     15,982,117     13,925,399
Japan-Asia Focus                        --             --
US Focus                                --        146,270
Worldwide Income                 2,177,715             --
==============================================================

As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

              UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                   ORDINARY       LONG-TERM   APPRECIATION
                     INCOME    CAPITAL GAIN  (DEPRECIATION)
--------------------------------------------------------------

European
 Focus           $9,405,936     $26,433,316    $84,060,118
--------------------------------------------------------------

Global
 Technology              --              --       (582,523)
--------------------------------------------------------------

International
 Opportunities   39,594,125      40,404,292    134,271,394
--------------------------------------------------------------

Japan-Asia
 Focus                   --              --     (2,276,426)
--------------------------------------------------------------

US Focus                 --         315,647        815,254
--------------------------------------------------------------

Worldwide
 Income                  --              --        412,615
==============================================================

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, and tax deferral on wash sales.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets (or average daily managed assets with the respect to Worldwide Income) at the following annual rates:

European Focus               First $500 million        1.00%
                             Next $1 billion           0.90%
                             Over $1.5 billion         0.85%
--------------------------------------------------------------
Global Equity Income         First $500 million        0.90%
                             Next $500 million         0.80%
                             Next $500 million         0.70%
                             Over $1.5 billion         0.60%
--------------------------------------------------------------
Global Opportunities         First $1 billion          1.10%
                             Next $1 billion           0.95%
                             Over $2 billion           0.85%
--------------------------------------------------------------
Global Technology            First $500 million        1.00%
                             Next $500 million         0.95%
                             Over $1 billion           0.90%
--------------------------------------------------------------
International Opportunities  First $1 billion          1.10%
                             Next $1 billion           0.95%
                             Over $2 billion           0.85%
--------------------------------------------------------------
Japan-Asia Focus             First $500 million        1.00%
                             Next $1 billion           0.90%
                             Over $1.5 billion         0.85%
--------------------------------------------------------------
US Focus                     First $150 million        0.95%
                             Over $150 million         0.85%
--------------------------------------------------------------
Worldwide Income1            First $500 million        0.85%
                             Next $500 million         0.75%
                             Next $500 million         0.70%
                             Over $1.5 billion         0.65%
==============================================================

1 The fee for Worldwide Income is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average daily managed assets, the Adviser's fee will be higher if the Fund is leveraged.

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities, Japan-Asia Focus and US Focus, to 1.15% of average daily net assets for Global Equity, to 1.70% of

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


average daily net assets for Global Opportunities and to 1.05% of average daily net assets for Worldwide Income. These agreements are effective through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets is as follows:

                       CLASS A    CLASS B & C     CLASS R
--------------------------------------------------------------

European
 Focus                    2.00%         2.75%        N/A
--------------------------------------------------------------

Global Equity
 Income                   1.40          2.15         N/A
--------------------------------------------------------------

Global
 Opportunities            1.95          2.70         N/A
--------------------------------------------------------------

Global
 Technology               2.00          2.75         N/A
--------------------------------------------------------------

International
 Opportunities            2.00          2.75        2.25%
--------------------------------------------------------------

Japan-Asia
 Focus                    2.00          2.75         N/A
--------------------------------------------------------------

US Focus                  2.00          2.75         N/A
--------------------------------------------------------------

Worldwide
 Income                   1.30          2.05         N/A
==============================================================

HGINA may recover from Global Equity Income, Global Opportunities and US Focus reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses is effective through April 30, 2007 for US Focus and November 30, 2009 for Global Equity Income and Global Opportunities. The remaining amount of potentially recoverable expenses at January 31, 2007 for Global Equity Income, Global Opportunities and US Focus was $39,827, $54,711, and $423,891, respectively.

Henderson Investment Management Limited ("HIML") is the sub-adviser for European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, and Japan-Asia Focus pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

Prior to December 29, 2006 HIML received a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

European Focus                First $500 million       0.90%
                              Next $1 billion          0.80%
                              Over $1.5 billion        0.75%
--------------------------------------------------------------
Global Equity Income          First $500 million       0.80%
                              Next $500 million        0.70%
                              Next $500 million        0.60%
                              Over $1.5 billion        0.50%
--------------------------------------------------------------
Global Opportunities          First $1 billion         1.00%
                              Next $1 billion          0.85%
                              Over $2 billion          0.75%
--------------------------------------------------------------
Global Technology             First $500 million       0.90%
                              Next $500 million        0.85%
                              Over $1 billion          0.80%
--------------------------------------------------------------
International Opportunities   First $1 billion         1.00%
                              Next $1 billion          0.85%
                              Over $2 billion          0.75%
--------------------------------------------------------------
Japan-Asia Focus              First $500 million       0.90%
                              Next $1 billion          0.80%
                              Over $1.5 billion        0.75%
==============================================================

Effective December 29, 2006 HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

European Focus                First $500 million       0.45%
                              Next $1 billion          0.35%
                              Over $1.5 billion        0.30%
--------------------------------------------------------------
Global Equity Income          First $500 million       0.40%
                              Next $1 billion          0.30%
                              Next $500 million        0.25%
                              Over $2 billion          0.20%
--------------------------------------------------------------
Global Opportunities          First $1 billion         0.45%
                              Next $1 billion          0.30%
                              Over $2 billion          0.25%
--------------------------------------------------------------
Global Technology             First $500 million       0.45%
                              Next $500 million        0.40%
                              Over $1 billion          0.35%
--------------------------------------------------------------
International Opportunities   First $1 billion         0.50%
                              Next $1 billion          0.35%
                              Over $2 billion          0.25%
--------------------------------------------------------------
Japan-Asia Focus              First $500 million       0.45%
                              Next $1 billion          0.35%
                              Over $1.5 billion        0.30%
==============================================================

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


October 1, 2006, the Funds began reimbursing the Adviser for such fees with limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statement of Operations.

The Funds bear a portion of the compensation paid to the Chief Compliance Officer of the Trust. This compensation is reflected as Chief Compliance Officer fees in the Statement of Operations.

At January 31, 2007, HGINA owned the following number of shares in the following
Funds:

                                                      SHARES
--------------------------------------------------------------
Global Equity Income Class A                          22,500
Global Equity Income Class C                           2,500
Global Technology Class A                             14,179
==============================================================

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At January 31, 2007, HII owned the following number of shares in the following Funds:

                                                      SHARES
--------------------------------------------------------------
European Focus Class A                                   425
Global Opportunities Class A                          60,000
Global Opportunities Class C                           5,000
Global Technology Class A                                463
International Opportunities Class A                      565
International Opportunities Class R                     1371
US Focus Class A                                      10,780
Worldwide Income Class A                               1,867
==============================================================

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Prior to January 1, 2007, Trustees who are not interested persons of the Trust received from the Trust an annual retainer of $10,000 for service on the board and an annual retainer of $1,500 for service on the Valuation Committee. Each such Trustee received a fee of $3,000 for attendance in person or by conference telephone at any regular quarterly meeting of the Trust's Board of Trustees. Each Trustee received a fee of $3,000 for attendance in person and $1,000 for attendance by conference telephone at any meeting of the Trust's Board of Trustees other than a regular quarterly meeting. Each Trustee received $750 for attendance in person or by conference telephone at any Committee Meeting of the Board of Trustees (other than the Valuation Committee) held on a day when the Trustee did not attend a Board Meeting. Effective January 1, 2007, Trustees who are not interested persons of the Trust receive from the Trust an annual retainer of $20,000 for service on the board and an annual retainer of $1,500 for service on the Valuation Committee. Each such Trustee receives a fee of $3,000 for attendance in person or by conference telephone at any regular quarterly meeting of the Trust's Board of Trustees. Each Trustee receives a fee of $3,000 for attendance in person and $1,000 for attendance by conference telephone at any meeting of the Trust's Board of Trustees other than a regular quarterly meeting. Each Trustee receives $750 for attendance in person or by conference telephone at any Committee Meeting of the Board of Trustees (other than the Valuation Committee).The Independent Chairman of the Trust receives an annual supplemental retainer of $10,000. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Trustees' fees and Independent Chairman annual retainer compensation are reflected as Trustees' fees in the Statement of Operations. None of the Trust's officers, other than the Chief Compliance Officer is compensated by the Trust. Certain officers of the Trust are also officers of HGINA.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of .50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the six months ended January 31, 2007, were as follows:

                                  PURCHASES            SALES
--------------------------------------------------------------
European Focus                 $347,638,101     $279,880,334
Global Equity Income             21,523,064          660,001
Global Opportunities              1,283,759           85,096
Global Technology                46,640,739       31,197,229
International Opportunities   1,276,137,485      787,213,643
Japan-Asia Focus                 34,775,227       15,693,816
US Focus                         17,305,403       21,566,616
Worldwide Income                 22,198,852       12,218,827
==============================================================

HENDERSON GLOBAL FUNDS

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)


The U.S. federal income tax basis of the Funds' investments excluding foreign currency and forward currency contracts at January 31, 2007, and the gross unrealized appreciation and depreciation, were as follows:

                                                    GLOBAL
                                   EUROPEAN         EQUITY
                                      FOCUS         INCOME
--------------------------------------------------------------
Cost                           $618,115,883    $21,928,278
--------------------------------------------------------------
Gross unrealized appreciation   173,929,218        442,321
--------------------------------------------------------------
Gross unrealized depreciation    (7,625,941)      (198,687)
--------------------------------------------------------------
Net unrealized appreciation     166,303,277        243,634
==============================================================

                                     GLOBAL         GLOBAL
                              OPPORTUNITIES     TECHNOLOGY
--------------------------------------------------------------
Cost                             $1,335,199    $51,845,209
--------------------------------------------------------------
Gross unrealized appreciation        41,768      8,014,229
--------------------------------------------------------------
Gross unrealized depreciation       (11,588)      (837,337)
--------------------------------------------------------------
Net unrealized appreciation          30,180      7,176,892
==============================================================

                              INTERNATIONAL      JAPAN-ASIA
                              OPPORTUNITIES           FOCUS
--------------------------------------------------------------
Cost                         $2,220,909,693     $79,042,416
--------------------------------------------------------------
Gross unrealized appreciation   375,740,948       4,181,799
--------------------------------------------------------------
Gross unrealized depreciation   (29,465,225)     (3,168,573)
--------------------------------------------------------------
Net unrealized appreciation     346,275,723       1,013,226
==============================================================

                                                  WORLDWIDE
                                   US FOCUS          INCOME
--------------------------------------------------------------
Cost                            $12,836,223     $44,450,378
--------------------------------------------------------------
Gross unrealized appreciation       720,374       1,702,576
--------------------------------------------------------------
Gross unrealized depreciation      (145,676)       (132,567)
--------------------------------------------------------------
Net unrealized appreciation         574,698       1,570,009
==============================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales and amortization of premiums reflected as of January 31, 2007.

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income invest a substantial percentage of their assets in securities of foreign issuers. Worldwide Income may also invest a substantial percentage of its net assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Worldwide Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


NOTE 8. BORROWING ARRANGEMENTS

The Trust has a $80 million credit facility which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the six months ended January 31, 2007.

NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes - Capital Stock Activity. Redemptions fees during the six months ended January 31, 2007 were as follows:

                                         REDEMPTION FEES
--------------------------------------------------------------
European Focus                                    $4,291
Global Equity Income                                  55
Global Opportunities                                  --
Global Technology                                  1,274
International Opportunities                        9,534
Japan-Asia Focus                                   3,026
US Focus                                              70
Worldwide Income                                   2,098
==============================================================

NOTE 10. RECENT ACCOUNTING STANDARDS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of January 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION


PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2006 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling
866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

During the most recent fiscal half year, Henderson Global Funds launched two new series: the Henderson Global Opportunities Fund and the Henderson Global Equity Income Fund (the "New Funds"). The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as required by law, the investment advisory and the sub-advisory agreements for the Funds.

In connection with their consideration of those agreements for the New Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and the sub-adviser in response to requests of the Independent Trustees and their counsel and discussed with representatives of management the operations of the New Funds and the nature and quality of advisory and other services provided by the Adviser and sub-adviser to the New Funds. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Trustees' responsibilities in evaluating the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and they also met separately in executive session with their counsel.

At a meeting held on November 1, 2006, based on their evaluation of the information provided by the Adviser and the sub-adviser and other information, the Trustees determined that the overall arrangements between the New Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the sub-adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the investment advisory agreement and the sub-advisory agreement for the New Funds through August 30, 2008, subject to earlier termination as provided in each agreement.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed the nature, extent and quality of the services to be provided by the Adviser and subadviser to each of the Global Equity Income Fund and the Global Opportunities Fund, taking into account the investment objective and strategy of each New Fund. In addition, the Trustees reviewed the resources and key personnel of the Adviser and subadviser, especially the personnel who would provide investment management services to the respective New Funds. The Trustees also considered other services to be provided to each New Fund by the Adviser and subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the investment restrictions of each New Fund, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and subadviser to each of the Global Equity Income Fund and the Global Opportunities Fund were likely to be appropriate and consistent with the terms of the investment advisory and

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION


sub-advisory agreements, that the quality of those services were likely to be consistent with norms in the industry and that each New Fund would benefit from the provision of those services. They also concluded that the Adviser and subadviser had sufficient personnel, with the appropriate education and experience, to serve each New Fund effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

2. COSTS OF SERVICES PROVIDED

The Trustees examined information on the proposed fees and expenses of each of the Global Equity Income Fund and the Global Opportunities Fund in comparison to information for other comparable funds as provided by Lipper Inc.

The Trustees considered the methodology used by the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its other accounts that are similar in strategy to the proposed funds.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each of the Global Equity Income Fund and the Global Opportunities Fund to the Adviser and its affiliates, as well as the fees to be paid by the Adviser to the subadviser, would be reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the estimated overall expense ratio of each New Fund was reasonable, taking into account the anticipated size of the New Funds, the quality of services to be provided by the Adviser and the expense limitations agreed to by the Adviser.

3. ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Global Equity Income Fund and the Global Opportunities Fund increase. They noted that by virtue of the expense limitations, the Adviser would be subsidizing each New Fund until it reached adequate scale. The Trustees also noted that the Adviser had agreed to institute breakpoints in the fee schedules for each New Fund, thereby sharing more economies of scale with the New Fund if its assets increase significantly. Based on all of the information they reviewed, the Trustees concluded that the proposed fee structure of each New Fund was reasonable and that the proposed rates of fees reflected a sharing between the Adviser and the New Funds of economies of scale at the anticipated asset level of the New Funds.

4. OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Global Equity Income Fund and the Global Opportunities Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory and sub-advisory agreement for the New Funds was in the best interest of the New Funds and their shareholders.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2006. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2007, shareholders received Form 1099-DIV which included their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended January 31, 2007.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                     CLASS A    CLASS B   CLASS C   CLASS R
--------------------------------------------------------------

European
 Focus                 1.57%     2.32%     2.32%      N/A
--------------------------------------------------------------

Global
 Technology            1.95      2.70      2.70       N/A
--------------------------------------------------------------

International
 Opportunities         1.59      2.34      2.34       1.84%
--------------------------------------------------------------

Japan-Asia
 Focus                 1.95       N/A      2.70       N/A
--------------------------------------------------------------

US Focus               2.00      2.75      2.75       N/A
--------------------------------------------------------------

Worldwide
 Income                1.30      2.05      2.05       N/A
==============================================================

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 9, 11, 13, 15 and 17. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION


TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                     AUGUST 1,   JANUARY 31,         DURING
ACTUAL                    2006          2007     THE PERIOD*
--------------------------------------------------------------

European Focus
Class A              $1,000.00     $1,241.00          $8.87
Class B               1,000.00      1,236.30          13.02
Class C               1,000.00      1,236.70          13.08
--------------------------------------------------------------

Global Technology
Class A               1,000.00      1,174.73          10.69
Class B               1,000.00      1,170.48          14.77
Class C               1,000.00      1,170.92          14.77
--------------------------------------------------------------

International Opportunities
Class A               1,000.00      1,156.80           8.64
Class B               1,000.00      1,152.40          12.70
Class C               1,000.00      1,152.50          12.70
Class R               1,000.00      1,156.10          10.05
--------------------------------------------------------------

Japan-Asia Focus
Class A               1,000.00      1,035.20          10.00
Class C               1,000.00      1,031.20          13.82
--------------------------------------------------------------

US Focus
Class A               1,000.00      1,130.46          10.74
Class B               1,000.00      1,126.41          14.74
Class C               1,000.00      1,126.41          14.74
--------------------------------------------------------------

Worldwide Income
Class A               1,000.00      1,065.60           6.77
Class B               1,000.00      1,062.80          10.66
Class C               1,000.00      1,062.70          10.66
==============================================================


TABLE 2

                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT       EXPENSES
(ASSUMING A              VALUE         VALUE           PAID
5% RETURN            AUGUST 1,   JANUARY 31,         DURING
BEFORE EXPENSES)          2006          2007    THE PERIOD*
--------------------------------------------------------------

European Focus
Class A              $1,000.00     $1,017.09          $7.98
Class B               1,000.00      1,013.36          11.72
Class C               1,000.00      1,013.30          11.77
--------------------------------------------------------------

Global Technology
Class A               1,000.00      1,015.17           9.90
Class B               1,000.00      1,011.39          13.69
Class C               1,000.00      1,011.39          13.69
--------------------------------------------------------------

International Opportunities
Class A               1,000.00      1,016.98           8.08
Class B               1,000.00      1,013.20          11.87
Class C               1,000.00      1,013.20          11.87
Class R               1,000.00      1,015.67           9.40
--------------------------------------------------------------

Japan-Asia Focus
Class A               1,000.00      1,015.17           9.90
Class C               1,000.00      1,011.39          13.69
--------------------------------------------------------------

US Focus
Class A               1,000.00      1,014.92          10.16
Class B               1,000.00      1,011.14          13.94
Class C               1,000.00      1,011.14          13.94
--------------------------------------------------------------

Worldwide Income
Class A               1,000.00      1,018.45           6.61
Class B               1,000.00      1,014.67          10.41
Class C               1,000.00      1,041.67          10.41
==============================================================

* Expenses are equal to the Funds' Class A, Class B, Class C and Class R shares annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S)     TERM OF                                                      OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                        DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                       HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   C . Gary Gerst, 67      Chairman        Since 2001      President, KCI Inc. (private s-corporation   Director, Florida Office
                           and Trustee                     investing in non-public investments.)        Property Company Inc.
                                                                                                        (real estate
                                                                                                        investment fund).

   Roland C. Baker, 68     Trustee         Since 2001      Consultant to financial services industry.   Director, Quanta

                                                                                                        Capital Holdings, Inc.
                                                                                                        (provider of property and
                                                                                                        casualty reinsurance);
                                                                                                        Director, North American
                                                                                                        Company for Life and
                                                                                                        Health Insurance (a provider
                                                                                                        of life insurance,
                                                                                                        health insurance and
                                                                                                        annuities); Director,
                                                                                                        Golden State Mutual
                                                                                                        Life Insurance Co.
                                                                                                        (provider of life
                                                                                                        insurance and annuities
                                                                                                        to African Americans);
                                                                                                        Trustee, Scottish Widows
                                                                                                        Investment Partnership
                                                                                                        Trust.

   Faris F. Chesley, 68    Trustee         Since 2002      Chairman, Chesley, Taft & Associates,        None.
                                                           LLC, since 2001; Vice Chairman,
                                                           ABN-AMRO, Inc. (a financial services
                                                           company), 1998-2001.

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Charles H.              Trustee         Since 2001      Managing Director, Henderson Global          None
   Wurtzebach4, 57                                         Investors (North America) Inc. ("HGINA").

   Sean M. Dranfield4, 40  Trustee and     Since 2001      Director, North American Retail              None
                           President                       Distribution, HGINA; Executive Director,
                                                           North American Business Development,
                                                           Henderson Investment Management Limited.

   Kenneth A. Kalina, 47   Chief           Since 2005      Chief Compliance Officer, HGINA, 2005;       N/A
                           Compliance                      Chief Compliance Officer, Columbia Wanger
                           Officer                         Asset Management, L.P., 2004-2005;
                                                           Compliance Officer, Treasurer and Chief
                                                           Financial Officer, Columbia Wanger Asset
                                                           Management, L.P., 2000-2005; Assistant
                                                           Treasurer, Columbia Acorn Trust and
                                                           Wanger Advisors Trust, 1995-2005.

   Alanna N. Palmer, 31    Vice President  Since 2002      Director, Retail Marketing and Product       N/A
                                                           Management, HGINA, since 2006 and
                                                           Associate Director, Head of Marketing and
                                                           Products Management, HGINA, 2003-2006;
                                                           and Product Manager 2001-2003.

   Scott E. Volk, 35       Vice President  Since 2001      Director, Retail Finance and Operations,     N/A
                                                           HGINA, since 2002 and Finance Manager
                                                           2001-2002.

   Karen Buiter, 41        Treasurer       Since 2004      Operations Manager, HGINA, since 2004;       N/A
                                                           Assistant Controller, Code Hennessey &
                                                           Simmons, 2002-2004.
------------------------------------------------------------------------------------------------------------------------------------


                                       80


HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S)     TERM OF                                                      OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                        DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                       HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Christopher K.          Secretary       Since 2004      Legal Counsel, HGINA, since 2004;            N/A
   Yarbrough, 32                                           Attorney, Bell, Boyd & Lloyd LLC,
                                                           2000-2004.

   Kristin E. Rice, 35     Assistant       Since 2005      Paralegal, HGINA.                            N/A
                           Secretary




1.   Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL
     60611. Age is as of January 31, 2007.

2.   Currently, all Trustees oversee all eight series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America)
     Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES
ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY
CALLING 1.866.4HENDERSON (1.866.443.6337).
------------------------------------------------------------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Kristin Rice, Assistant Secretary

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
           www.hendersonglobalinvestors.com


The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

    This notice describes the privacy practices followed by Henderson Global Funds.
    Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.
    In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.
    In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.
    Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.
    For questions concerning this policy, please contact us by writing to:
Alanna Palmer, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (March, 2007)

ITEM 2. CODE OF ETHICS.

Not required.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR. ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)   Not applicable.

(b)      The certifications required by Rule 30a-2(b) under the 1940 Act
         (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 28, 2007

By:      /s/ Karen Buiter
         Karen Buiter
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    March 28, 2007